Oppenheimer Bond Fund

6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-7048

Statement of Additional Information dated April 30, 2002

         This Statement of Additional  Information is not a Prospectus.  This document contains  additional  information about the Fund and  supplements  information in the Prospectus  dated April 30, 2002. It should be read together with the  Prospectus.  You can obtain the Prospectus by writing to the Fund's Transfer Agent,  OppenheimerFunds  Services,  at P.O. Box 5270,  Denver,  Colorado 80217, or by
calling the Transfer Agent at the toll-free  number shown above,  or by downloading it from the  OppenheimerFunds  Internet web site at
www.oppenheimerfunds.com.

Contents
                                                                                                          Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks........................................
     The Fund's Investment Policies..........................................................................
     Other Investment Techniques and Strategies..............................................................
     Investment Restrictions.................................................................................
How the Fund is Managed .....................................................................................
     Organization and History................................................................................
     Trustees and Officers...................................................................................
     The Manager.............................................................................................
Brokerage Policies of the Fund...............................................................................
Distribution and Service Plans...............................................................................
Performance of the Fund......................................................................................

About Your Account
How To Buy Shares............................................................................................
How To Sell Shares...........................................................................................
How To Exchange Shares.......................................................................................
Dividends, Capital Gains and Taxes...........................................................................
Additional Information About the Fund........................................................................

Financial Information About the Fund
Independent Auditors' Report.................................................................................
Financial Statements.........................................................................................

A B O U T  T H E  F U N D

Additional Information About the Fund's Investment Policies and Risks

The  investment  objective,  the principal  investment  policies and the main risks of the Fund are described in the  Prospectus.  This
Statement of Additional  Information contains supplemental  information about those policies and risks and the types of securities that the Fund's  investment  Manager,  OppenheimerFunds,  Inc., can select for the Fund.  Additional  information is also provided about the strategies that the Fund may use to try to achieve its objectives.

The Fund's Investment  Policies.  The composition of the Fund's portfolio and the techniques and strategies that the Manager may use in selecting  portfolio  securities  will vary over time. The Fund is not required to use all of the investment  techniques and strategies described below in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

         In selecting  securities  for the Fund's  portfolio,  the Manager  evaluates  the merits of  particular  securities  primarily through the exercise of its own investment  analysis.  In the case of non-governmental  issues,  that process may include,  among other things,  evaluation  of the  issuer's  historical  operations,  prospects  for the  industry of which the issuer is part,  the issuer's financial  condition,  its pending  product  developments  and business (and those of  competitors),  the effect of general  market and economic conditions on the issuer's business,  and legislative  proposals that might affect the issuer. In the case of foreign issuers, the Manager may  consider  general  economic  conditions,  the  conditions  of a particular  country's  economy in relation to the U.S.
economy or other foreign  economies,  general  political  conditions in a country or region,  the effect of taxes, the efficiencies and costs of particular markets (as well as their liquidity) and other factors.

         |X| Debt  Securities.  The Fund can invest in a variety of debt securities to seek its objective.  Foreign debt securities are subject to the risks of foreign  securities  described  below. In general,  debt securities are also subject to two additional types of risk: credit risk and interest rate risk.

              o Credit Risk.  Credit risk relates to the ability of the issuer to meet  interest or principal  payments or both as they become  due.  In  general,  lower-grade,  higher-yield  bonds  are  subject  to  credit  risk to a  greater  extent  than  lower-yield, higher-quality bonds.

         The Fund's  investments  primarily are  investment-grade  debt  securities and U.S.  government  securities.  U.S.  government
securities,   although  unrated,  are  generally  considered  to  be  equivalent  to  securities  in  the  highest  rating  categories.
Investment-grade  bonds are bonds  rated at least  "Baa" by Moody's  Investors  Service,  Inc.,  or at least "BBB" by Standard & Poor's
Rating Service or Fitch,  Inc., or that have comparable  ratings by another  nationally-recognized  rating  organization.  The Fund can also buy non-investment-grade debt securities (commonly referred to as "junk bonds").

         In making  investments in debt securities,  the Manager may rely to some extent on the ratings of ratings  organizations or it may use its own research to evaluate a security's  credit-worthiness.  If securities the Fund buys are unrated,  to be considered  part of the Fund's holdings of  investment-grade  securities,  they must be judged by the Manager to be of comparable quality to bonds rated as investment grade by a rating organization.

              o Interest Rate Risk.  Interest  rate risk refers to the  fluctuations  in value of debt  securities  resulting  from the inverse  relationship  between price and yield. For example, an increase in general interest rates will tend to reduce the market value of  already-issued  debt  securities,  and a decline in general  interest  rates will tend to increase their value.  In addition,  debt securities  having longer  maturities tend to offer higher yields,  but are subject to potentially  greater  fluctuations in value from changes in interest rates than obligations having shorter maturities.

         Fluctuations  in the market value of debt  securities  after the Fund buys them will not affect the interest income payable on those  securities  (unless the  security  pays  interest at a variable  rate pegged to interest  rate  changes).  However,  those price fluctuations  will be reflected in the  valuations  of the  securities,  and  therefore the Fund's net asset values will be affected by those fluctuations.

              o Special Risks of  Lower-Grade  Securities.  The Fund can invest in lower-grade  debt  securities.  Because  lower-grade securities  tend to offer higher  yields than  investment-grade  securities,  the Fund might invest in  lower-grade  securities  if the
Manager is trying to achieve higher income.

         "Lower-grade"  debt  securities are those rated below  "investment  grade," which means they have a rating lower than "Baa" by
Moody's or lower than "BBB" by Standard & Poor's or Fitch, or similar ratings by other rating  organizations.  If they are unrated, and are determined by the Manager to be of comparable  quality to debt securities  rated below investment  grade,  they are considered part of the Fund's portfolio of lower-grade securities.

         Some of the special credit risks of lower-grade  securities are discussed  below.  There is a greater risk that the issuer may default on its  obligation to pay interest or to repay  principal  than in the case of  investment-grade  securities.  The issuer's low creditworthiness  may increase the potential  for its  insolvency.  An overall  decline in values in the high yield bond market is also more likely  during a period of a general  economic  downturn.  An economic  downturn or an increase in interest  rates could  severely disrupt the market for high yield bonds,  adversely  affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay  principal.  In the case of foreign  high yield  bonds,  these risks are in addition to the special  risks of foreign investing discussed in the Prospectus and in this Statement of Additional Information.

         To the  extent  they  can be  converted  into  stock,  convertible  securities  may be less  subject  to some of the  risks of volatility than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

         While  securities  rated "Baa" by Moody's or "BBB" by Standard & Poor's or Fitch are investment  grade and are not regarded as junk bonds,  those  securities  may be subject to special  risks and have some  speculative  characteristics.  Definitions  of the debt security  ratings  categories  of Moody's,  Standard & Poor's,  and Fitch are included in Appendix A to this  Statement  of  Additional
Information.

         |X| Mortgage-Related  Securities.  Mortgage-related  securities are a form of derivative investment collateralized by pools of commercial or residential  mortgages.  Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers.  These securities  include  collateralized  mortgage  obligations  ("CMOs"),  mortgage  pass-through securities,  stripped mortgage  pass-through  securities,  interests in real estate mortgage  investment  conduits ("REMICs") and other real estate-related securities.

         Mortgage-related  securities  that are issued or  guaranteed  by agencies or  instrumentalities  of the U.S.  government  have relatively  little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment  risks, as described in the Prospectus.

         As with other debt  securities,  the prices of  mortgage-related  securities  tend to move  inversely  to changes in  interest rates.  The Fund can buy  mortgage-related  securities  that have  interest  rates that move  inversely to changes in general  interest rates,  based on a multiple of a specific  index.  Although the value of a  mortgage-related  security may decline when interest  rates rise, the converse is not always the case.

         In periods of declining interest rates,  mortgages are more likely to be prepaid.  Therefore,  a  mortgage-related  security's maturity can be shortened by unscheduled  prepayments on the underlying mortgages.  Therefore, it is not possible to predict accurately the security's  yield.  The principal that is returned  earlier than expected may have to be reinvested in other  investments  having a lower yield than the prepaid  security.  Therefore,  these  securities  may be less  effective  as a means of "locking  in"  attractive long-term  interest  rates,  and they may have less  potential  for  appreciation  during  periods of declining  interest  rates,  than conventional bonds with comparable stated maturities.

         Prepayment risks can lead to substantial  fluctuations in the value of a mortgage-related  security.  In turn, this can affect the value of the Fund's shares.  If a  mortgage-related  security has been purchased at a premium,  all or part of the premium the Fund paid may be lost if there is a decline in the market  value of the  security,  whether  that  results  from  interest  rate  changes or prepayments on the underlying  mortgages.  In the case of stripped  mortgage-related  securities,  if they experience  greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.

         During  periods of rapidly  rising  interest  rates,  prepayments  of  mortgage-related  securities  may occur at slower  than expected rates.  Slower prepayments  effectively may lengthen a mortgage-related  security's expected maturity.  Generally,  that would cause the value of the security to fluctuate more widely in responses to changes in interest  rates.  If the  prepayments on the Fund's mortgage-related securities were to decrease broadly, the Fund's sensitivity to interest rate changes would increase.

         As with  other  debt  securities,  the values of  mortgage-related  securities  may be  affected  by  changes in the  market's perception of the  creditworthiness  of the entity issuing the securities or  guaranteeing  them.  Their values may also be affected by changes in government regulations and tax policies.

              o Collateralized  Mortgage  Obligations.  Collateralized  mortgage  obligations or "CMOs," are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:

(1)      pass-through  certificates  issued or guaranteed by Government  National Mortgage  Association  (Ginnie Mae), Federal National
                        Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac),
(2)      unsecuritized  mortgage  loans insured by the Federal  Housing  Administration  or  guaranteed by the  Department of Veterans'
                        Affairs,
(3)      unsecuritized conventional mortgages,
(4)      other mortgage-related securities, or
(5)      any combination of these.

         Each  class of CMO,  referred  to as a  "tranche,"  is issued at a specific  coupon  rate and has a stated  maturity  or final distribution  date.  Principal  prepayments  on the  underlying  mortgages may cause the CMO to be retired much earlier than the stated
maturity or final  distribution  date.  The  principal  and interest on the  underlying  mortgages  may be allocated  among the several classes of a series of a CMO in different  ways.  One or more  tranches may have coupon  rates that reset  periodically  at a specified increase over an index.  These are floating rate CMOs, and typically have a cap on the coupon rate.  Inverse  floating rate CMOs have a coupon  rate that moves in the  reverse  direction  to an  applicable  index.  The coupon  rate on these CMOs will  increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

         |X| U.S.  Government  Securities.  These are  securities  issued or guaranteed by the U.S.  Treasury or other U.S.  government agencies or federally-chartered  corporate entities referred to as "instrumentalities."  The obligations of U.S. government agencies or instrumentalities  in which the Fund can invest may or may not be  guaranteed or supported by the "full faith and credit" of the United
States.  "Full faith and credit"  means  generally  that the taxing power of the U.S.  government is pledged to the payment of interest and repayment of principal on a security.  If a security is not backed by the full faith and credit of the United States,  the owner of the security must look  principally to the agency  issuing the obligation for repayment.  The owner might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment.

              o U.S.  Treasury  Obligations.  These  include  Treasury  bills (which have  maturities of one year or less when issued),
Treasury  notes  (which  have  maturities  of more than one year and up to ten years when  issued),  and  Treasury  bonds  (which  have maturities of more than ten years when  issued).  Treasury  securities  are backed by the full faith and credit of the United States as to timely  payments of interest and repayments of principal.  Other U.S.  Treasury  obligations the Fund can buy include U. S. Treasury securities that have been "stripped" by a Federal Reserve Bank,  zero-coupon  U.S.  Treasury  securities  described below, and Treasury
Inflation-Protection Securities ("TIPS").

              o Obligations Issued or Guaranteed by U.S.  Government  Agencies or  Instrumentalities.  These include direct obligations and  mortgage-related  securities  that have  different  levels of credit support from the  government.  Some are supported by the full faith and credit of the U.S. government,  such as Government National Mortgage Association  pass-through  mortgage certificates (called
"Ginnie Maes").  Some are supported by the right of the issuer to borrow from the U.S.  Treasury under certain  circumstances,  such as
Federal National Mortgage  Association  bonds.  Others are supported only by the credit of the entity that issued them, such as Federal
Home Loan Mortgage Corporation obligations.

              o Mortgage-Related U.S. Government  Securities.  These include interests in pools of residential or commercial mortgages, in the form of  collateralized  mortgage  obligations  and other  "pass-through"  mortgage  securities.  CMOs that are U.S.  government securities  have  collateral  to secure  payment of interest  and  principal.  They may be issued in  different  series with  different interest rates and maturities.  The collateral is either in the form of mortgage  pass-through  certificates  issued or guaranteed by a
U.S. agency or  instrumentality or mortgage loans insured by a U.S.  government  agency.  The Fund can have significant  amounts of its assets invested in mortgage-related U.S. government securities.

         The prices and yields of CMOs are  determined,  in part, by assumptions  about the cash flows from the rate of payments of the underlying  mortgages.  Changes in interest rates may cause the rate of expected  prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

         If prepayments  of mortgages  underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO will be reduced.  Additionally,  the Fund may have to reinvest the prepayment  proceeds in other securities  paying interest at lower rates, which could reduce the Fund's yield.

         When interest rates rise rapidly,  if prepayments  occur more slowly than expected,  a short- or medium-term CMO can in effect become a long-term  security,  subject to greater  fluctuations in value.  These are the prepayment  risks described above and can make the prices of CMOs very volatile when interest rates change.  The prices of  longer-term  debt  securities  tend to fluctuate more than those of shorter-term debt securities. That volatility will affect the Fund's share prices.

                  o Commercial  (Privately-Issued)  Mortgage  Related  Securities.  The Fund can invest in commercial  mortgage-related securities issued by private entities.  Generally these are multi-class debt or pass-through  certificates secured by mortgage loans on commercial  properties.  They are  subject to the credit risk of the issuer.  These  securities  typically  are  structured  to provide protection to investors in senior classes from possible  losses on the underlying  loans.  They do so by having holders of subordinated classes take the first loss if there are defaults on the  underlying  loans.  They may also be protected to some extent by  guarantees, reserve funds or additional collateralization mechanisms.

              |X| Asset-Backed  Securities.  Asset-backed  securities are fractional  interests in pools of assets,  typically accounts receivable or consumer loans.  They are issued by trusts or  special-purpose  corporations.  These securities are subject to prepayment risks and the risk of  default by the issuer as well as by the  borrowers  of the  underlying  loans in the pool.  They are  similar to mortgage-backed  securities,  described above, and are backed by a pool of assets that consist of obligations of individual  borrowers.
The  income  from the pool is passed  through to the  holders  of  participation  interest  in the pools.  The pools may offer a credit enhancement,  such as a bank letter of credit,  to try to reduce the risks that the underlying  debtors will not pay their  obligations when due.

         The value of an  asset-backed  security is affected by changes in the market's  perception  of the asset backing the security, the  creditworthiness  of the servicing  agent for the loan pool, the originator of the loans, or the financial  institution  providing any credit  enhancement,  and is also affected if any credit  enhancement  has been  exhausted.  The risks of investing in asset-backed securities  are  ultimately  related to payment of  consumer  loans by the  individual  borrowers.  As a purchaser  of an  asset-backed security,  the Fund would  generally  have no recourse to the entity that  originated  the loans in the event of default by a borrower.
The underlying loans are subject to prepayments,  which may shorten the weighted average life of asset-backed  securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described above.

         |X| Participation Interests.  The Fund can invest in participation interests,  subject to the Fund's limitation on investments in illiquid investments.  A participation  interest is an undivided interest in a loan made by the issuing financial institution in the proportion  that the buyer's  participation  interest bears to the total  principal  amount of the loan. Not more than 5% of the Fund's net assets can be invested in participation  interests of the same borrower.  The issuing financial  institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives.

         Participation  interests are primarily dependent upon the  creditworthiness of the borrowing  corporation,  which is obligated to make payments of principal  and interest on the loan.  There is a risk that a borrower may have  difficulty  making  payments.  If a borrower  fails to pay scheduled  interest or principal  payments,  the Fund could  experience a reduction in its income.  The value of that participation  interest might also decline,  which could affect the net asset value of the Fund's shares. If the issuing financial institution  fails to perform its obligations  under the  participation  agreement,  the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

         |X| Foreign  Securities.  "Foreign  securities" include equity and debt securities issued or guaranteed by companies organized under the laws of countries  other than the United States and debt securities  issued or guaranteed by governments  other than the U.S.
government  or by foreign  supra-national  entities,  such as the World  Bank.  Those  securities  may be traded on foreign  securities exchanges or in the foreign  over-the-counter  markets.  Securities denominated in foreign currencies issued by U.S. companies are also considered to be "foreign  securities."  The Fund expects to have  investments in foreign  securities as part of its normal  investment strategy.

         Securities of foreign issuers that are  represented by American  Depository  Receipts or that are listed on a U.S.  securities exchange  or traded in the U.S.  over-the-counter  markets  are not  considered  "foreign  securities"  for the  purpose  of the Fund's investment  allocations,  because they are not subject to many of the special  considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

         Investing in foreign  securities  offers  potential  benefits not available  from  investing  solely in securities of domestic issuers.  They include the  opportunity to invest in foreign  issuers that appear to offer income  potential,  or in foreign  countries with economic  policies or business  cycles  different from those of the U.S., or to reduce  fluctuations  in portfolio value by taking advantage of foreign  securities  markets that do not move in a manner parallel to U.S.  markets.  The Fund will hold foreign  currency only in connection with the purchase or sale of foreign securities.

              o Foreign Debt Obligations.  The debt obligations of a foreign government and its agencies and  instrumentalities  may or may not be  supported  by the full  faith  and  credit  of the  foreign  government.  The Fund can buy  securities  issued  by  certain
"supra-national"  entities,  which include  entities  designated or supported by  governments  to promote  economic  reconstruction  or
development,   international  banking  organizations  and  related  government  agencies.  Examples  are  the  International  Bank  for
Reconstruction  and Development  (commonly  called the "World Bank"),  the Asian  Development bank and the  Inter-American  Development
Bank.

         The governmental  members of these  supra-national  entities are "stockholders" that typically make capital  contributions and may be committed to make additional capital  contributions if the entity is unable to repay its borrowings.  A supra-national  entity's lending  activities  may be limited to a percentage of its total capital,  reserves and net income.  There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

         The Fund can invest in U.S.  dollar-denominated  "Brady Bonds." These foreign debt  obligations may be fixed-rate par bonds or floating-rate  discount  bonds.  They are generally  collateralized  in full as to repayment of principal at maturity by U.S.  Treasury zero-coupon  obligations  that have the same maturity as the Brady Bonds.  Brady Bonds can be viewed as having three or four  valuation components:  (i) the  collateralized  repayment of principal at final maturity;  (ii) the collateralized  interest payments;  (iii) the uncollateralized  interest payments; and (iv) any uncollateralized  repayment of principal at maturity.  Those uncollateralized amounts constitute what is called the "residual risk."

         If there is a default on collateralized  Brady Bonds resulting in acceleration of the payment  obligations of the issuer,  the zero-coupon  U.S.  Treasury  securities held as collateral for the payment of principal will not be distributed to investors,  nor will those  obligations be sold to distribute the proceeds.  The collateral will be held by the collateral  agent to the scheduled  maturity of the defaulted  Brady Bonds.  The defaulted  bonds will continue to remain  outstanding,  and the face amount of the collateral  will equal the principal  payments which would have then been due on the Brady Bonds in the normal  course.  Because of the residual risk of
Brady Bonds and the history of defaults  with respect to  commercial  bank loans by public and private  entities of  countries  issuing
Brady Bonds, Brady Bonds are considered speculative investments.

         Because the Fund can  purchase  securities  denominated  in foreign  currencies,  a change in the value of a foreign  currency against the U.S.  dollar could result in a change in the amount of income the Fund has  available for  distribution.  Because a portion of the Fund's  investment  income may be  received  in foreign  currencies,  the Fund will be  required  to compute  its income in U.S.
dollars for  distribution to  shareholders,  and therefore the Fund will absorb the cost of currency  fluctuations.  After the Fund has distributed  income,  subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

              o Risks of Foreign Investing.  Investments in foreign  securities may offer special  opportunities for investing but also present special  additional risks and considerations not typically  associated with investments in domestic  securities.  Some of these additional risks are:

o        reduction of income by foreign taxes;
o        fluctuation in value of foreign  investments  due to changes in currency rates or currency  devaluation,  or currency  control regulations (for example, currency blockage);
o        transaction charges for currency exchange;
o        lack of public information about foreign issuers;
o        lack of uniform accounting,  auditing and financial  reporting  standards in foreign countries  comparable to those applicable to domestic issuers;
o        less volume on foreign exchanges than on U.S. exchanges;
o        greater volatility and less liquidity on foreign markets than in the U.S.;
o        less governmental regulation of foreign issuers, securities exchanges and brokers than in the U.S.;
o        greater difficulties in commencing lawsuits;
o        higher brokerage commission rates than in the U.S.;
o        increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o        possibilities  in some  countries of  expropriation,  confiscatory  taxation,  political,  financial or social  instability or adverse diplomatic developments; and
o        unfavorable differences between the U.S. economy and foreign economies.

         In the past, U.S.  government  policies have discouraged  certain  investments abroad by U.S.  investors,  through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

              o Special Risks of Emerging  Markets.  Emerging and developing  markets abroad may also offer special  opportunities  for investing but have greater risks than more developed  foreign  markets,  such as those in Europe,  Canada,  Australia,  New Zealand and
Japan.  There may be even less  liquidity in their  securities  markets,  and  settlements  of purchases and sales of securities may be subject to additional  delays.  They are subject to greater risks of limitations on the  repatriation  of income and profits because of currency  restrictions imposed by local governments.  Those countries may also be subject to the risk of greater political and economic instability,  which can greatly  affect the  volatility  of prices of securities in those  countries.  The Manager will consider  these factors when  evaluating  securities in these markets,  and the Fund  currently does not expect to invest a substantial  portion of its assets in emerging markets.

Other  Investment  Techniques  and  Strategies.  In seeking its  objective,  the Fund may from time to time use the types of investment strategies and investments  described  below. It is not required to use all of these  strategies at all times, and at times may not use them.

         |X|  Zero-Coupon  Securities.  The Fund can buy  zero-coupon  and  delayed-interest  securities,  and  "stripped"  securities.

Stripped  securities are debt securities whose interest  coupons are separated from the security and sold separately.  The Fund can buy different types of zero-coupon or stripped  securities,  including,  among others,  foreign debt securities and U.S.  Treasury notes or bonds that have been stripped of their interest  coupons,  U.S.  Treasury  bills issued  without  interest  coupons,  and  certificates representing interests in stripped securities.

         Zero-coupon  securities do not make  periodic  interest  payments and are sold at a deep  discount from their face value.  The buyer  recognizes  a rate of return  determined  by the  gradual  appreciation  of the  security,  which is redeemed at face value on a specified  maturity date.  This discount  depends on the time remaining  until  maturity,  as well as prevailing  interest  rates,  the liquidity  of the  security  and the credit  quality of the  issuer.  In the absence of threats to the  issuer's  credit  quality,  the discount  typically  decreases  as the  maturity  date  approaches.  Some  zero-coupon  securities  are  convertible,  in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

         Because  zero-coupon  securities pay no interest and compound  semi-annually  at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities.  Their value may fall more  dramatically than the value of  interest-bearing  securities  when interest rates rise. When prevailing  interest rates fall,  zero-coupon  securities tend to rise more rapidly in value because they have a fixed rate of return.

         The  Fund's  investment  in  zero-coupon  securities  may  cause  the  Fund to  recognize  income  and make  distributions  to shareholders  before it receives any cash  payments on the  zero-coupon  investment.  To generate  cash to satisfy  those  distribution requirements,  the Fund may have to sell portfolio  securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

         |X| "Stripped"  Mortgage-Related  Securities. The Fund can invest in stripped mortgage-related  securities that are created by segregating  the cash flows from  underlying  mortgage loans or mortgage  securities to create two or more new  securities.  Each has a specified percentage of the underlying security's principal or interest payments. These are a form of derivative investment.

         Mortgage  securities may be partially  stripped so that each class receives some interest and some  principal.  However,  they may be  completely  stripped.  In that  case all of the  interest  is  distributed  to  holders  of one type of  security,  known as an
"interest-only"  security,  or "I/O," and all of the  principal  is  distributed  to holders of another  type of  security,  known as a
"principal-only" security or "P/O." Strips can be created for pass through certificates or CMOs.

         The yields to maturity of I/Os and P/Os are very sensitive to principal repayments  (including  prepayments) on the underlying mortgages.  If the underlying mortgages experience greater than anticipated  prepayments of principal,  the Fund might not fully recoup its investment in an I/O based on those assets.  If underlying  mortgages  experience less than  anticipated  prepayments of principal, the yield on the P/Os based on them could decline substantially.

         |X| Floating Rate and Variable Rate  Obligations.  Variable rate obligations may have a demand feature that allows the Fund to tender the  obligation  to the issuer or a third party prior to its  maturity.  The tender may be at par value plus  accrued  interest, according to the terms of the obligations.

         The interest rate on a floating rate note is adjusted  automatically  according to a stated  prevailing market rate, such as a bank's prime rate, the 91-day U.S.  Treasury Bill rate, or some other standard.  The instrument's rate is adjusted  automatically  each time the base rate is  adjusted.  The interest  rate on a variable  rate note is also based on a stated  prevailing  market rate but is adjusted  automatically at specified intervals.  Generally,  the changes in the interest rate on such securities reduce the fluctuation in their market value.  As interest rates decrease or increase,  the potential for capital  appreciation  or  depreciation is less than that for  fixed-rate  obligations  of the same  maturity.  The Manager may  determine  that an unrated  floating  rate or variable rate obligation  meets the Fund's  quality  standards  by reason of being  backed by a letter of credit or  guarantee  issued by a bank that meets those quality standards.

         Floating rate and variable  rate demand notes that have a stated  maturity in excess of one year may have features that permit the holder to recover the principal  amount of the underlying  security at specified  intervals not exceeding one year and upon no more than 30 days' notice.  The issuer of that type of note normally has a corresponding  right in its discretion,  after a given period, to prepay the outstanding  principal  amount of the note plus accrued  interest.  Generally the issuer must provide a specified  number of days' notice to the holder.

         Step-coupon  bonds have a coupon  interest  rate that changes  periodically  during the life of the security on  predetermined dates that are set when the security is issued.

         |X|  "When-Issued" and  "Delayed-Delivery"  Transactions.  The Fund may invest in securities on a "when-issued"  basis and may purchase or sell securities on a  "delayed-delivery"  basis.  When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

         When such  transactions  are  negotiated,  the price  (which is  generally  expressed in yield terms) is fixed at the time the commitment is made.  Delivery and payment for the securities  take place at a later date. The securities are subject to change in value from market  fluctuations  during the period until settlement.  The value at delivery may be less than the purchase price. For example, changes in interest  rates in a direction  other than that  expected by the  Manager  before  settlement  will affect the value of such securities and may cause a loss to the Fund.  During the period between purchase and settlement,  no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment until it receives the security at settlement.

         The Fund may engage in when-issued  transactions to secure what the Manager  considers to be an  advantageous  price and yield at the time the obligation is entered into. When the Fund enters into a when-issued or delayed-delivery  transaction,  it relies on the other party to complete the  transaction.  Its failure to do so may cause the Fund to lose the  opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

         When the Fund engages in when-issued  and  delayed-delivery  transactions,  it does so for the purpose of acquiring or selling securities  consistent with its investment  objective and policies or for delivery  pursuant to options  contracts it has entered into, and not for the  purpose  of  investment  leverage.  Although  the Fund  will  enter  into  delayed-delivery  or  when-issued  purchase transactions to acquire  securities,  it may dispose of a commitment  prior to settlement.  If the Fund chooses to dispose of the right to  acquire a  when-issued  security  prior to its  acquisition  or to dispose of its right to  delivery  or receive  against a forward commitment, it may incur a gain or loss.

         At the time the Fund makes the  commitment  to purchase or sell a security on a  when-issued  or  delayed-delivery  basis,  it records the  transaction on its books and reflects the value of the security  purchased in determining the Fund's net asset value. In a sale  transaction,  it records the proceeds to be received.  The Fund will  identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

         When-issued and  delayed-delivery  transactions can be used by the Fund as a defensive  technique to hedge against anticipated changes in interest  rates and prices.  For  instance,  in periods of rising  interest  rates and falling  prices,  the Fund might sell securities in its portfolio on a forward  commitment basis to attempt to limit its exposure to anticipated  falling prices.  In periods of falling interest rates and rising prices,  the Fund might sell portfolio  securities and purchase the same or similar  securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

         |X| Repurchase  Agreements.  The Fund can acquire  securities subject to repurchase  agreements.  It might do so for liquidity purposes to meet  anticipated  redemptions  of Fund shares,  or pending the  investment of the proceeds  from sales of Fund shares,  or pending the settlement of portfolio securities transactions, or for temporary defensive purposes.

         In a  repurchase  transaction,  the Fund buys a  security  from,  and  simultaneously  resells it to, an  approved  vendor for delivery on an  agreed-upon  future  date.  The resale  price  exceeds the  purchase  price by an amount that  reflects an  agreed-upon interest rate effective for the period during which the repurchase  agreement is in effect.  Approved  vendors include U.S.  commercial banks, U.S. branches of foreign banks, or broker-dealers  that have been designated as primary dealers in government  securities.  They must meet credit requirements set by the Manager from time to time.

         The majority of these  transactions  run from day to day, and delivery  pursuant to the resale  typically occurs within one to five days of the  purchase.  Repurchase  agreements  having a maturity  beyond  seven days are subject to the Fund's  limits on holding illiquid  investments.  The Fund will not enter into a repurchase  agreement  that causes more than 10% of its net assets to be subject to  repurchase  agreements  having a maturity  beyond seven days.  There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less for defensive purposes.

         Repurchase  agreements,  considered "loans" under the Investment  Company Act, are collateralized by the underlying  security.
The Fund's repurchase  agreements  require that at all times while the repurchase  agreement is in effect,  the value of the collateral must equal or exceed the repurchase price to fully  collateralize  the repayment  obligation.  However,  if the vendor fails to pay the resale price on the delivery date,  the Fund may incur costs in disposing of the  collateral and may experience  losses if there is any delay in its ability to do so. The Manager will monitor the vendor's  creditworthiness  to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

         |X| Illiquid and Restricted  Securities.  Under the policies and procedures  established by the Fund's Board of Trustees,  the
Manager  determines  the  liquidity  of certain of the Fund's  investments.  To enable the Fund to sell its  holdings  of a  restricted security not registered  under the Securities Act of 1933, the Fund may have to cause those  securities to be registered.  The expenses of registering  restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities.  When the
Fund must arrange  registration  because the Fund wishes to sell the security,  a  considerable  period may elapse between the time the decision is made to sell the security and the time the security is  registered  so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

         The Fund may also acquire restricted  securities through private  placements.  Those securities have contractual  restrictions on their public resale.  Those  restrictions may make it more difficult to value them, and might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

         The Fund has  limitations  that apply to purchases of restricted  securities,  as stated in the Prospectus.  Those  percentage restrictions do not limit purchases of restricted  securities that are eligible for sale to qualified  institutional  purchasers  under
Rule 144A of the  Securities Act of 1933, if those  securities  have been  determined to be liquid by the Manager under  Board-approved guidelines.  Those  guidelines  take into account the trading  activity for such securities and the  availability  of reliable  pricing information,  among other factors.  If there is a lack of trading  interest in a particular Rule 144A security,  the Fund's holdings of that security may be considered to be illiquid.

         Illiquid  securities include repurchase  agreements  maturing in more than seven days and participation  interests that do not have puts exercisable within seven days.

         |X| Forward Rolls. The Fund can enter into "forward roll" transactions with respect to  mortgage-related  securities.  In this type of transaction,  the Fund sells a mortgage-related  security to a buyer and simultaneously agrees to repurchase a similar security
(the same type of  security,  and having the same  coupon  and  maturity)  at a later  date at a set  price.  The  securities  that are repurchased will have the same interest rate as the securities that are sold, but typically will be  collateralized  by different pools of mortgages (with  different  prepayment  histories)  than the securities that have been sold.  Proceeds from the sale are invested in short-term  instruments,  such as  repurchase  agreements.  The income  from those  investments,  plus the fees from the  forward  roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.

         The Fund will only enter into "covered"  rolls. To assure its future payment of the purchase price,  the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

         These  transactions  have  risks.  During the period  between  the sale and the  repurchase,  the Fund will not be entitled to receive  interest and principal  payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells might decline below the price at which the Fund is obligated to repurchase securities.

         |X|  Investments  in Equity  Securities.  Under  normal  market  conditions  the Fund can invest a portion of assets in common stocks,  preferred  stocks,  warrants  (which might be acquired as part of a "unit" of securities  that includes debt  securities)  and convertible  debt  securities,  which in some cases are considered  "equity  equivalents."  However,  it does not currently  anticipate investing  significant amounts of its assets in equity securities as part of its normal investment strategy.  Certain equity securities may be selected because they may provide dividend income.

                  o Risks of Investing in Stocks.  Stocks fluctuate in price, and their short-term volatility at times may be great. To the extent  that the Fund  invests in equity  securities,  the value of the Fund's  portfolio  will be affected by changes in the stock markets.  Market  risk can affect the Fund's net asset  value per share,  which will  fluctuate  as the values of the Fund's  portfolio securities  change.  The prices of individual  stocks do not all move in the same  direction  uniformly or at the same time.  Different stock markets may behave differently from each other.

         Other factors can affect a particular  stock's price,  such as poor earnings  reports by the issuer,  loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

         The Fund can invest in  securities  of large  companies and mid-size  companies,  but may also buy stocks of small  companies, which may have more volatile stock prices than large companies.

                  o Convertible  Securities.  While some  convertible  securities are a form of debt  security,  in certain cases their conversion  feature  (allowing  conversion  into  equity  securities)  causes  them to be  regarded  by the  Manager  more  as  "equity equivalents."  As a result,  the rating  assigned to the security  might have less impact on the  Manager's  investment  decision  with respect to  convertible  securities  than in the case of  non-convertible  fixed-income  securities.  Convertible  debt  securities are subject to the credit risks and interest rate risks described above in "Debt Securities."

         The value of a convertible  security is a function of its  "investment  value" and its  "conversion  value." If the investment value exceeds the conversion  value,  the security will behave more like a debt security and the security's  price will likely increase when interest  rates fall and decrease when interest rates rise. If the conversion  value exceeds the  investment  value,  the security will behave more like an equity  security.  In that case, it will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.

         To determine whether  convertible  securities  should be regarded as "equity  equivalents," the Manager examines the following factors:

(1)      whether,  at the option of the  investor,  the  convertible  security can be exchanged  for a fixed number of shares of common stock of the issuer,
(2)      whether the issuer of the  convertible  securities  has restated  its  earnings  per share of common stock on a fully  diluted basis (considering the effect of conversion of the convertible securities), and
(3)      the extent to which the convertible security may be a defensive "equity  substitute,"  providing the ability to participate in any appreciation in the price of the issuer's common stock.

         |_| Rights and  Warrants.  Warrants  basically  are options to purchase  equity  securities  at  specific  prices  valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying  securities.  Rights are similar to warrants,  but normally have a short duration and are distributed  directly by the issuer to its  shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

         |_|  Preferred  Stocks.  Preferred  stock,  unlike  common stock,  has a stated  dividend rate payable from the  corporation's earnings.  Preferred  stock  dividends may be cumulative  or  non-cumulative,  participating,  or auction rate.  "Cumulative"  dividend provisions  require all or a portion of prior unpaid  dividends to be paid before  dividends can be paid on the issuer's  common stock.
Preferred  stock may be  "participating"  stock,  which means that it may be entitled to a dividend  exceeding  the stated  dividend in certain cases.

         If interest rates rise, the fixed dividend on preferred stocks may be less  attractive,  causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions,  as well as provisions  allowing calls or redemptions prior to maturity,  which also have a negative impact on prices when interest rates decline.  The rights of preferred stock on distribution of a corporation's  assets in the event of a liquidation  are generally  subordinate  to the rights  associated  with a  corporation's  debt securities.  Preferred stock generally has a preference  over common stock on the  distribution of a corporation's  assets in the event of liquidation of the corporation.

         |X|  Loans of  Portfolio  Securities.  To  raise  cash for  income  or  liquidity  purposes,  the Fund can lend its  portfolio securities to brokers, dealers and other types of financial institutions approved by the Fund's Board of Trustees.

         These loans are limited to not more than 25% of the value of the Fund's total assets.  The Fund  currently  does not intend to engage in loans of securities, but if it does so, such loans will not likely exceed 5% of the Fund's total assets.

         There are some risks in  connection  with  securities  lending.  The Fund might  experience  a delay in  receiving  additional collateral  to secure a loan,  or a delay in  recovery  of the  loaned  securities  if the  borrower  defaults.  The Fund must  receive collateral for a loan. Under current applicable  regulatory  requirements  (which are subject to change), on each business day the loan collateral  must be at least  equal to the  value of the  loaned  securities.  It must  consist  of cash,  bank  letters  of  credit or securities of the U.S.  government or its agencies or  instrumentalities,  or other cash  equivalents in which the Fund is permitted to invest.  To be  acceptable  as  collateral,  letters of credit must  obligate a bank to pay amounts  demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

         When it lends  securities,  the Fund  receives  amounts  equal to the  dividends  or  interest on loaned  securities.  It also receives one or more of (a)  negotiated  loan fees, (b) interest on securities  used as collateral,  and (c) interest on any short-term debt securities  purchased with such loan  collateral.  Either type of interest may be shared with the borrower.  The Fund may also pay reasonable  finder's,  custodian  and  administrative  fees in  connection  with these  loans.  The terms of the Fund's loans must meet applicable  tests under the Internal  Revenue Code and must permit the Fund to reacquire  loaned  securities on five days' notice or in time to vote on any important matter.

         |X| Money Market  Instruments.  The following is a brief description of the types of the U.S. dollar  denominated money market securities the Fund can invest in. Money market  securities are  high-quality,  short-term debt  instruments  that may be issued by the
U.S. government, corporations, banks or other entities. They may have fixed, variable or floating interest rates.

              o U.S.  Government  Securities.  These include  obligations  issued or  guaranteed  by the U.S.  government or any of its agencies or instrumentalities, described above.

              o Bank Obligations. The Fund can buy time deposits, certificates of deposit and bankers' acceptances. They must be:

                 o  obligations  issued or guaranteed by a domestic bank  (including a foreign  branch of a domestic bank) having total assets of at least U.S. $1 billion, or
o        obligations of a foreign bank with total assets of at least U.S. $1 billion.

         "Banks" include  commercial  banks,  savings banks and savings and loan  associations,  which may or may not be members of the
Federal Deposit Insurance Corporation.

              o Commercial  Paper.  The Fund can invest in  commercial  paper if it is rated within the top three rating  categories of
Standard & Poor's and Moody's or other rating organizations.

         If the paper is not rated, it may be purchased if the Manager  determines that it is comparable to rated  commercial  paper in the top three rating categories of national rating organizations.
         The Fund can buy commercial paper, including U.S.  dollar-denominated  securities of foreign branches of U.S. banks, issued by other  entities if the  commercial  paper is  guaranteed  as to  principal  and interest by a bank,  government  or  corporation  whose certificates of deposit or commercial paper may otherwise be purchased by the Fund.

                  o Variable Amount Master Demand Notes.  Master demand notes are corporate  obligations  that permit the investment of fluctuating amounts by the Fund at varying rates of interest under direct  arrangements  between the Fund, as lender, and the borrower.
They permit daily changes in the amounts  borrowed.  The Fund has the right to increase the amount under the note at any time up to the full amount  provided by the note  agreement,  or to decrease  the amount.  The  borrower  may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

         Because these notes are direct lending arrangements  between the lender and borrower,  it is not expected that there will be a trading  market for them.  There is no  secondary  market for these  notes,  although  they are  redeemable  (and thus are  immediately repayable by the  borrower) at principal  amount,  plus accrued  interest,  at any time.  Accordingly,  the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

         The Fund has no limitations on the type of issuer from whom these notes will be purchased.  However,  in connection  with such purchases and on an ongoing basis,  the Manager will consider the earning power,  cash flow and other  liquidity  ratios of the issuer, and its  ability to pay  principal  and  interest  on demand,  including  a  situation  in which all  holders of such notes made demand simultaneously.  Investments in master demand notes are subject to the  limitation on  investments by the Fund in illiquid  securities, described in the  Prospectus.  Currently,  the Fund does not intend that its  investments  in variable  amount master demand notes will exceed 5% of its total assets.

         |X|  Derivatives.  The Fund can invest in a variety of derivative  investments  to seek income or for hedging  purposes.  Some derivative investments the Fund can use are the hedging instruments described below in this Statement of Additional Information.

         Among the derivative  investments the Fund can invest in are  "index-linked"  or  "currency-linked"  notes.  Principal  and/or interest  payments on index-linked  notes depend on the performance of an underlying index.  Currency-indexed  securities are typically short-term or  intermediate-term  debt securities.  Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S.  dollar  against one or more foreign  currencies or an index.  In some cases,  these  securities may pay an amount at  maturity  based on a multiple of the amount of the  relative  currency  movements.  This type of index  security  offers the potential  for increased  income or principal  payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

         Other  derivative  investments the Fund can use include "debt  exchangeable  for common stock" of an issuer or  "equity-linked debt  securities"  of an issuer.  At maturity,  the debt  security is  exchanged  for common stock of the issuer or it is payable in an amount  based on the price of the  issuer's  common stock at the time of  maturity.  Both  alternatives  present a risk that the amount payable at maturity will be less than the principal  amount of the debt because the price of the issuer's  common stock might not be as high as the Manager expected.

         |X|  Hedging.  The Fund can use hedging  instruments  although it is not  obligated to use them in seeking its  objective.  To attempt to protect against declines in the market value of the Fund's  portfolio,  to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund could:

o        sell futures contracts,
o        buy puts on futures or on securities, or
o        write covered calls on securities or futures.  Covered calls may also be used to increase the Fund's  income,  but the Manager does not expect to engage extensively in that practice.

         The Fund can use  hedging  to  establish  a  position  in the  securities  market as a  temporary  substitute  for  purchasing particular  securities.  In that case,  the Fund would  normally  seek to purchase  the  securities  and then  terminate  that  hedging position.  The Fund might also use this type of hedge to attempt to protect  against  the  possibility  that its  portfolio  securities would not be fully included in a rise in value of the market. To do so the Fund could:

o        buy futures, or
o        buy calls on futures or on securities.

         The Fund is not obligated to use hedging  instruments,  even though it is permitted to use them in the  Manager's  discretion, as described below.  The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's  activities in the underlying cash market.  The particular  hedging  instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed,  if those investment  methods are consistent with the Fund's  investment  objective and are permissible under applicable regulations governing the Fund.

                  o Futures.  The Fund can buy and sell  futures  contracts  that relate to (1)  broadly-based  bond or other  security indices  (these are referred to as "financial  futures"),  (2)  commodities  (these are referred to as "commodity  futures"),  (3) debt securities  (these are  referred  to as  "interest  rate  futures"),  and (4)  foreign  currencies  (these are  referred to as "forward contracts").

         A broadly-based  stock index is used as the basis for trading stock index futures.  In some cases,  these futures may be based on stocks of issuers in a  particular  industry  or group of  industries.  A stock  index  assigns  relative  values to the  securities included in the index and its value fluctuates in response to the changes in value of the underlying  securities.  A stock index cannot be purchased or sold  directly.  Bond index futures are similar  contracts  based on the future value of the basket of securities  that comprise  the  index.  These  contracts  obligate  the  seller to  deliver,  and the  purchaser  to take,  cash to settle  the  futures transaction.  There is no delivery made of the  underlying  securities to settle the futures  obligation.  Either party may also settle the transaction by entering into an offsetting contract.

         An  interest  rate  future  obligates  the seller to deliver  (and the  purchaser  to take) cash or a  specified  type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

         The Fund can invest a portion of its assets in commodity  futures  contracts.  Commodity futures may be based upon commodities within five main commodity groups:  (1) energy,  which includes crude oil, natural gas, gasoline and heating oil; (2) livestock,  which includes cattle and hogs; (3)  agriculture,  which includes wheat,  corn,  soybeans,  cotton,  coffee,  sugar and cocoa; (4) industrial metals,  which includes  aluminum,  copper,  lead,  nickel,  tin and zinc; and (5) precious metals,  which includes gold,  platinum and silver. The Fund may purchase and sell commodity futures  contracts,  options on futures contracts and options and futures on commodity indices with respect to these five main commodity  groups and the individual  commodities  within each group, as well as other types of commodities.

         No money is paid or received by the Fund on the purchase or sale of a future.  Upon entering into a futures  transaction,  the
Fund will be required to deposit an initial  margin  payment with the futures  commission  merchant  (the  "futures  broker").  Initial margin payments will be deposited with the Fund's custodian bank in an account  registered in the futures broker's name.  However,  the futures broker can gain access to that account only under specified  conditions.  As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value,  subsequent margin payments,  called variation margin,  will be paid to or by the futures broker daily.

         At any time prior to  expiration of the future,  the Fund may elect to close out its position by taking an opposite  position, at which time a final  determination  of variation  margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes.  All futures  transactions,  except  forward  contracts,  are effected through a clearinghouse associated with the exchange on which the contracts are traded.

                  o Put and Call Options.  The Fund can buy and sell certain kinds of put options ("puts") and call options  ("calls").
The Fund can buy and sell  exchange-traded  and  over-the-counter  put and call options,  including index options,  securities options, currency options, commodities options, and options on the other types of futures described above.

                      o Writing  Covered Call  Options.  The Fund can write (that is,  sell)  covered  calls.  If the Fund sells a call option,  it must be  covered.  That means the Fund must own the  security  subject to the call while the call is  outstanding,  or, for calls on futures and indices,  the call may be covered by  segregating  liquid assets to enable the Fund to satisfy its  obligations if the call is exercised. Up to 50% of the Fund's total assets may be subject to calls.

         When the Fund writes a call on a security,  it receives cash (a premium).  The Fund agrees to sell the underlying  security to a purchaser of a corresponding  call on the same security  during the call period at a fixed exercise price  regardless of market price changes  during the call period.  The call period is usually not more than nine months.  The exercise  price may differ from the market price of the underlying  security.  The Fund has the risk of loss that the price of the underlying security may decline during the call period.  That risk may be offset to some extent by the premium the Fund receives.  If the value of the  investment  does not rise above the call price,  it is likely that the call will lapse without being  exercised.  In that case the Fund would keep the cash premium and the investment.

         When the Fund writes a call on an index,  it receives cash (a premium).  If the buyer of the call  exercises it, the Fund will pay an amount of cash equal to the difference  between the closing price of the call and the exercise price,  multiplied by a specified multiple that determines the total value of the call for each point of difference.  If the value of the underlying  investment does not rise above the call price,  it is likely that the call will lapse  without being  exercised.  In that case the Fund would keep the cash premium.

         The Fund's  custodian  bank, or a securities  depository  acting for the custodian  bank, will act as the Fund's escrow agent, through the facilities of the Options Clearing  Corporation  ("OCC"),  as to the investments on which the Fund has written calls traded on exchanges or as to other  acceptable  escrow  securities.  In that way, no margin will be required for such  transactions.  OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

         When the Fund writes an  over-the-counter  ("OTC") option,  it will enter into an arrangement  with a primary U.S.  government securities  dealer which will establish a formula price at which the Fund will have the absolute  right to repurchase  that OTC option.
The formula  price will  generally be based on a multiple of the premium  received for the option,  plus the amount by which the option is exercisable below the market price of the underlying  security (that is, the option is "in the money").  When the Fund writes an OTC option,  it will treat as illiquid (for purposes of its restriction on holding  illiquid  securities) the  mark-to-market  value of any
OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

         To terminate  its  obligation  on a call it has written,  the Fund may purchase a  corresponding  call in a "closing  purchase transaction."  The Fund will then  realize a profit or loss,  depending  upon  whether the net of the amount of the option  transaction costs and the premium  received on the call the Fund wrote is more or less than the price of the call the Fund  purchases  to close out the transaction.  The Fund may realize a profit if the call expires  unexercised,  because the Fund will retain the underlying security and the premium it received when it wrote the call.  Any such profits are  considered  short-term  capital gains for federal income tax purposes,  as are the premiums on lapsed calls.  When distributed by the Fund they are taxable as ordinary  income.  If the Fund cannot effect a  closing  purchase  transaction  due to the lack of a  market,  it will have to hold the  callable  securities  until the call expires or is exercised.

         The Fund may also write calls on a futures contract without owning the futures  contract or securities  deliverable  under the contract.  To do so, at the time the call is written,  the Fund must cover the call by  identifying  on it books an  equivalent  dollar amount  of  liquid  assets.  The Fund  will  identify  additional  liquid  assets  on its  books to cover  the call if the value of the identified  assets  drops  below  100%  of the  current  value  of the  future.  Because  of this  asset  coverage  requirement,  in no circumstances  would the Fund's  receipt of an exercise  notice as to that future  require the Fund to deliver a futures  contract.  It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

                      o Writing Put Options.  The Fund can sell put options on securities,  broadly-based  securities indices,  foreign currencies  and futures.  A put option on securities  gives the purchaser the right to sell,  and the writer the obligation to buy, the underlying  investment at the exercise price during the option period.  The Fund will not write puts if, as a result,  more than 50% of the Fund's net assets would be required to be segregated to cover such put options.
         If the Fund  writes a put,  the put must be covered by liquid  assets  identified  on the Fund's  books.  The premium the Fund receives  from writing a put  represents a profit,  as long as the price of the  underlying  investment  remains  equal to or above the exercise  price of the put.  However,  the Fund also assumes the obligation  during the option period to buy the underlying  investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

         If a put the  Fund  has  written  expires  unexercised,  the  Fund  realizes  a gain in the  amount  of the  premium  less the transaction  costs  incurred.  If the put is exercised,  the Fund must fulfill its obligation to purchase the underlying  investment at the exercise  price.  That price will usually  exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying  investment.  That loss will be equal to the sum of the sale price of the  underlying  investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

         When writing a put option on a security,  to secure its  obligation to pay for the  underlying  security the Fund will deposit in escrow liquid  assets with a value equal to or greater than the exercise  price of the  underlying  securities.  The Fund  therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

         As long as the Fund's  obligation  as the put writer  continues,  it may be assigned an exercise  notice by the  broker-dealer through  which the put was sold.  That notice will require the Fund to take  delivery of the  underlying  security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying  security,  since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That  obligation  terminates upon expiration of the put. It may also  terminate  if,  before it receives  an  exercise  notice,  the Fund  effects a closing  purchase  transaction  by purchasing  a put of the same  series as it sold.  Once the Fund has been  assigned  an  exercise  notice,  it cannot  effect a closing purchase transaction.

         The Fund may decide to effect a closing  purchase  transaction to realize a profit on an outstanding put option it has written or to prevent the  underlying  security from being put.  Effecting a closing  purchase  transaction  will also permit the Fund to write another put option on the  security,  or to sell the security and use the proceeds from the sale for other  investments.  The Fund will realize a profit or loss from a closing  purchase  transaction  depending on whether the cost of the  transaction  is less or more than the premium  received from writing the put option.  Any profits from writing puts are considered  short-term  capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

                  o Purchasing Calls and Puts. The Fund can purchase calls on securities,  broadly-based  securities  indices,  foreign currencies  and  futures.  It may do so to protect  against  the  possibility  that the Fund's  portfolio  will not  participate  in an anticipated  rise in the  securities  market.  When the Fund buys a call  (other  than in a closing  purchase  transaction),  it pays a premium.  The Fund then has the right to buy the underlying  investment  from a seller of a  corresponding  call on the same investment during the call period at a fixed exercise price.

         The Fund  benefits  only if it sells the call at a profit or if,  during the call period,  the market price of the  underlying investment is above the sum of the call price plus the  transaction  costs and the premium paid for the call and the Fund exercises the call.  If the Fund  does not  exercise  the call or sell it  (whether  or not at a  profit),  the call  will  become  worthless  at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

         The Fund can buy puts on securities,  broadly-based  securities  indices,  foreign  currencies and futures,  whether or not it owns the underlying  investment.  When the Fund purchases a put, it pays a premium and, except as to puts on indices,  has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

         Buying a put on  securities  or futures  the Fund owns  enables  the Fund to attempt to protect  itself  during the put period against a decline in the value of the  underlying  investment  below the exercise  price by selling the  underlying  investment  at the exercise price to a seller of a corresponding  put. If the market price of the underlying  investment is equal to or above the exercise price and, as a result,  the put is not exercised or resold,  the put will become  worthless at its  expiration  date. In that case the
Fund will have paid the premium but lost the right to sell the underlying  investment.  However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

         Buying a put on an  investment  the Fund does not own (such as an index or future)  permits  the Fund either to resell the put or to buy the  underlying  investment  and sell it at the  exercise  price.  The resale  price will vary  inversely to the price of the underlying  investment.  If the market price of the underlying  investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

         When the Fund  purchases  a call or put on an index or future,  it pays a premium,  but  settlement  is in cash rather than by delivery  of the  underlying  investment  to the Fund.  Gain or loss  depends on changes  in the index in  question  (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

         The Fund may buy a call or put only if,  after the  purchase,  the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

                  o Buying and Selling Options on Foreign  Currencies.  The Fund can buy and sell calls and puts on foreign currencies.
They include puts and calls that trade on a securities  or  commodities  exchange or in the  over-the-counter  markets or are quoted by major recognized dealers in such options.

 The Fund could use these calls and puts to try to protect  against  declines in the dollar value of foreign  securities  and increases in the dollar cost of foreign securities the Fund wants to acquire.

         If the  Manager  anticipates  a rise in the  dollar  value of a  foreign  currency  in which  securities  to be  acquired  are denominated,  the  increased  cost of those  securities  may be partially  offset by  purchasing  calls or writing puts on that foreign currency.  If the  Manager  anticipates  a decline in the  dollar  value of a foreign  currency,  the  decline  in the dollar  value of portfolio  securities  denominated  in that currency  might be partially  offset by writing  calls or  purchasing  puts on that foreign currency.  However, the currency rates could fluctuate in a direction adverse to the Fund's position.  The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

         A call the Fund writes on a foreign  currency is "covered" if the Fund owns the  underlying  foreign  currency  covered by the call or has an absolute and immediate right to acquire that foreign currency  without  additional cash  consideration  (or it can do so for additional  cash  consideration  held in a segregated  account by its custodian  bank) upon conversion or exchange of other foreign currency held in its portfolio.

         The Fund  could  write a call on a foreign  currency  to  provide a hedge  against a  decline  in the U.S.  dollar  value of a security which the Fund owns or has the right to acquire and which is denominated in the currency  underlying the option.  That decline might be one that occurs due to an expected  adverse  change in the exchange  rate.  This is known as a  "cross-hedging"  strategy.  In those  circumstances,  the Fund covers the option by  identifying  liquid  assets on its books  having a value equal to its  obligation under the option.

                  o Risks of Hedging with Options and Futures.  The use of hedging instruments requires special skills and knowledge of investment  techniques  that are  different  than what is required  for normal  portfolio  management.  If the  Manager  uses a hedging instrument at the wrong time or judges market conditions  incorrectly,  hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

         The Fund's option  activities  could affect its  portfolio  turnover  rate and  brokerage  commissions.  The exercise of calls written by the Fund might cause the Fund to sell related portfolio  securities,  thus increasing its turnover rate. The exercise by the
Fund of puts on  securities  will cause the sale of  underlying  investments,  increasing  portfolio  turnover.  Although  the decision whether to exercise a put it holds is within the Fund's  control,  holding a put might  cause the Fund to sell the related  investments for reasons that would not exist in the absence of the put.

         The  Fund  could  pay a  brokerage  commission  each  time it buys a call or put,  sells a call or put,  or buys or  sells  an underlying  investment in connection  with the exercise of a call or put.  Those  commissions  could be higher on a relative basis than the commissions  for direct  purchases or sales of the underlying  investments.  Premiums paid for options are small in relation to the market value of the underlying  investments.  Consequently,  put and call options offer large amounts of leverage. The leverage offered by trading in  options  could  result in the Fund's net asset  value  being more  sensitive  to changes in the value of the  underlying investment.

         If a covered call written by the Fund is exercised on an  investment  that has  increased in value,  the Fund will be required to sell the  investment  at the call price.  It will not be able to realize any profit if the  investment  has increased in value above the call price.

         An option  position may be closed out only on a market that  provides  secondary  trading for options of the same series,  and there is no assurance that a liquid  secondary  market will exist for any particular  option.  The Fund might  experience  losses if it could not close out a position because of an illiquid market for the future or option.

         There is a risk in using short hedging by selling  futures or purchasing puts on  broadly-based  indices or futures to attempt to  protect  against  declines  in the value of the Fund's  portfolio  securities.  The risk is that the  prices of the  futures or the applicable  index will  correlate  imperfectly  with the  behavior  of the cash prices of the Fund's  securities.  For  example,  it is possible that while the Fund has used hedging  instruments  in a short hedge,  the market might advance and the value of the securities held in the  Fund's  portfolio  might  decline.  If that  occurred,  the Fund  would lose  money on the  hedging  instruments  and also experience a decline in the value of its  portfolio  securities.  However,  while this could occur for a very brief period or to a very small degree,  over time the value of a  diversified  portfolio of  securities  will tend to move in the same  direction as the indices upon which the hedging instruments are based.

         The risk of imperfect  correlation  increases as the composition of the Fund's portfolio diverges from the securities included in the applicable  index.  To compensate  for the imperfect  correlation  of movements in the price of the portfolio  securities  being hedged and movements in the price of the hedging  instruments,  the Fund might use hedging  instruments in a greater dollar amount than the dollar amount of portfolio  securities  being hedged.  It might do so if the  historical  volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

         The ordinary  spreads  between prices in the cash and futures  markets are subject to  distortions,  due to differences in the nature of those markets.  First,  all  participants in the futures market are subject to margin deposit and  maintenance  requirements.
Rather than meeting  additional margin deposit  requirements,  investors may close futures contracts  through  offsetting  transactions which could distort the normal relationship  between the cash and futures markets.  Second, the liquidity of the futures market depends on participants  entering into offsetting  transactions  rather than making or taking delivery.  To the extent  participants  decide to make or take delivery,  liquidity in the futures market could be reduced, thus producing  distortion.  Third, from the point of view of speculators,  the deposit  requirements  in the futures market are less onerous than margin  requirements  in the  securities  markets.
Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

         The Fund can use hedging  instruments  to establish a position in the  securities  markets as a temporary  substitute  for the purchase  of  individual  securities  (long  hedging) by buying  futures  and/or  calls on such  futures,  broadly-based  indices or on securities.  It is  possible  that  when the Fund  does so the  market  might  decline.  If the Fund  then  concludes  not to invest in securities  because of  concerns  that the market  might  decline  further or for other  reasons,  the Fund will  realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

                  o Forward Contracts.  Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future  delivery at a fixed price.  The Fund uses them to "lock in" the U.S.  dollar price of a security  denominated in a foreign  currency that the Fund has bought or sold, or to protect  against  possible  losses from changes in the relative values of the
U.S. dollar and a foreign  currency.  The Fund may also use  "cross-hedging"  where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

         Under a forward  contract,  one party agrees to purchase,  and another  party agrees to sell, a specific  currency at a future date.  That date may be any fixed number of days from the date of the contract  agreed upon by the parties.  The  transaction  price is set at the time the contract is entered into.  These contracts are traded in the inter-bank  market  conducted  directly among currency traders (usually large commercial banks) and their customers.

         The Fund may use forward  contracts to protect against  uncertainty in the level of future exchange rates.  The use of forward contracts does not eliminate the risk of fluctuations  in the prices of the underlying  securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance.  Although  forward  contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

         When the Fund enters into a contract  for the purchase or sale of a security  denominated  in a foreign  currency,  or when it anticipates  receiving  dividend  payments in a foreign  currency,  the Fund might  desire to  "lock-in"  the U.S.  dollar price of the security or the U.S.  dollar  equivalent  of the  dividend  payments.  To do so, the Fund could enter into a forward  contract  for the purchase or sale of the amount of foreign currency involved in the underlying  transaction,  in a fixed amount of U.S. dollars per unit of the foreign  currency.  This is called a  "transaction  hedge." The  transaction  hedge will protect the Fund against a loss from an adverse  change in the  currency  exchange  rates  during the period  between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

         The Fund  could  also use  forward  contracts  to lock in the U.S.  dollar  value of  portfolio  positions.  This is  called a
"position  hedge." When the Fund believes that foreign currency might suffer a substantial  decline against the U.S.  dollar,  it could enter  into a  forward  contract  to sell an amount  of that  foreign  currency  approximating  the value of some or all of the  Fund's portfolio  securities  denominated  in that foreign  currency.  When the Fund believes that the U.S.  dollar might suffer a substantial decline  against a foreign  currency,  it could enter into a forward  contract to buy that foreign  currency for a fixed dollar amount.
Alternatively,  the Fund could enter into a forward  contract to sell a different  foreign  currency for a fixed U.S.  dollar amount if the Fund believes  that the U.S.  dollar value of the foreign  currency to be sold pursuant to its forward  contract will fall whenever there is a decline in the U.S.  dollar  value of the  currency  in which  portfolio  securities  of the Fund are  denominated.  That is referred to as a "cross hedge."

         The Fund will cover its short  positions in these cases by  identifying  to its custodian  bank assets having a value equal to the aggregate amount of the Fund's  commitment under forward  contracts.  The Fund will not enter into forward  contracts or maintain a net exposure to such contracts if the  consummation of the contracts  would obligate the Fund to deliver an amount of foreign  currency in excess of the value of the Fund's  portfolio  securities or other assets  denominated  in that currency or another  currency that is the subject of the hedge.

         However,  to avoid excess  transactions and transaction  costs,  the Fund may maintain a net exposure to forward  contracts in excess of the value of the Fund's  portfolio  securities  or other assets  denominated  in foreign  currencies  if the excess amount is
"covered"  by liquid  securities  denominated  in any  currency.  The cover  must be at least  equal at all times to the amount of that excess.  As one alternative,  the Fund may purchase a call option  permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another  alternative,  the Fund may purchase a put option  permitting the Fund to sell the amount of foreign currency  subject to a forward purchase  contract at a price as high or higher than the forward contact price.

         The precise  matching of the amounts under forward  contracts and the value of the securities  involved  generally will not be possible  because the future value of securities  denominated in foreign  currencies  will change as a consequence of market  movements between  the date the forward  contract is entered  into and the date it is sold.  In some cases the Manager  might  decide to sell the security and deliver  foreign  currency to settle the original  purchase  obligation.  If the market value of the security is less than the amount of foreign  currency the Fund is obligated to deliver,  the Fund might have to purchase  additional  foreign currency on the
"spot" (that is, cash) market to settle the security trade.  If the market value of the security  instead exceeds the amount of foreign currency  the Fund is  obligated  to deliver to settle the trade,  the Fund might have to sell on the spot  market  some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

         The projection of short-term currency market movements is extremely  difficult,  and the successful  execution of a short-term hedging strategy is highly uncertain.  Forward contracts  involve the risk that anticipated  currency  movements will not be accurately predicted,  causing  the Fund to  sustain  losses on these  contracts  and to pay  additional  transactions  costs.  The use of forward contracts  in this manner  might  reduce the Fund's  performance  if there are  unanticipated  changes in currency  prices to a greater degree than if the Fund had not entered into such contracts.

         At or before the  maturity  of a forward  contract  requiring  the Fund to sell a  currency,  the Fund might sell a  portfolio security and use the sale proceeds to make delivery of the currency.  In the  alternative the Fund might retain the security and offset its contractual  obligation to deliver the currency by purchasing a second contract.  Under that contract the Fund will obtain,  on the same  maturity  date,  the same amount of the currency that it is obligated to deliver.  Similarly,  the Fund might close out a forward contract  requiring it to purchase a specified  currency by entering into a second contract entitling it to sell the same amount of the same  currency on the maturity date of the first  contract.  The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either  circumstance.  The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The costs to the Fund of engaging in forward  contracts  varies with factors such as the  currencies  involved,  the length of the contract  period and the market  conditions  then  prevailing.  Because  forward  contracts are usually entered into on a principal basis,  no brokerage fees or commissions are involved.  Because these  contracts are not traded on an exchange,  the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

         Although  the Fund values its assets  daily in terms of U.S.  dollars,  it does not intend to convert its  holdings of foreign currencies into U.S.  dollars on a daily basis.  The Fund may convert foreign currency from time to time, and will incur costs in doing
so. Foreign exchange dealers do not charge a fee for conversion,  but they do seek to realize a profit based on the difference  between the prices at which they buy and sell various  currencies.  Thus,  a dealer  might offer to sell a foreign  currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

              o Interest Rate Swap Transactions.  The Fund can enter into interest rate swap agreements.  In an interest rate swap, the
Fund and another  party  exchange  their right to receive or their  obligation to pay interest on a security.  For example,  they might swap the right to receive  floating rate  payments for fixed rate  payments.  The Fund can enter into swaps only on securities  that it owns.  The Fund will not enter into swaps with respect to more than 25% of its total assets.  Also,  the Fund will identify on its book liquid  assets (such as cash or U.S.  government  securities)  to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

         Swap  agreements  entail both interest rate risk and credit risk.  There is a risk that,  based on movements of interest rates in the future,  the payments made by the Fund under a swap agreement will be greater than the payments it received.  Credit risk arises from the possibility that the counterparty will default. If the counterparty  defaults,  the Fund's loss will consist of the net amount of contractual  interest payments that the Fund has not yet received.  The Manager will monitor the  creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

         The Fund can enter into swap  transactions  with  certain  counterparties  pursuant  to master  netting  agreements.  A master netting  agreement  provides  that all swaps done  between  the Fund and that  counterparty  shall be  regarded as parts of an integral agreement.  If amounts are payable on a particular  date in the same currency in respect of one or more swap  transactions,  the amount payable on that date in that  currency  shall be the net amount.  In addition,  the master  netting  agreement  may provide that if one party defaults  generally or on one swap, the counterparty may terminate all of the swaps with that party.  Under these agreements,  if a default  results in a loss to one party,  the measure of that  party's  damages is  calculated  by reference to the average cost of a replacement swap for each swap. It is measured by the  mark-to-market  value at the time of the termination of each swap. The gains and losses on all swaps are then netted,  and the result is the  counterparty's  gain or loss on termination.  The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

                  o  Regulatory  Aspects of Hedging  Instruments.  When using  futures and options on futures,  the Fund is required to operate  within certain  guidelines and  restrictions  with respect to the use of futures as  established  by the  Commodities  Futures
Trading  Commission (the "CFTC").  In particular,  the Fund is exempted from  registration with the CFTC as a "commodity pool operator"
if the Fund  complies  with the  requirements  of Rule 4.5 adopted by the CFTC.  The Rule does not limit the  percentage  of the Fund's assets that may be used for futures margin and related  options  premiums for a bona fide hedging  position.  However,  under the Rule, the Fund must limit its aggregate  initial  futures  margin and related  options  premiums to not more than 5% of the Fund's net assets for hedging  strategies that are not considered  bona fide hedging  strategies  under the Rule.  Under the Rule, the Fund must also use short futures and options on futures solely for bona fide hedging  purposes within the meaning and intent of the applicable  provisions of the Commodity Exchange Act.

         Transactions in options by the Fund are subject to limitations  established by the option  exchanges.  The exchanges limit the maximum  number of options  that may be written or held by a single  investor or group of  investors  acting in concert.  Those  limits apply  regardless  of whether the options  were  written or  purchased  on the same or  different  exchanges or are held in one or more accounts or through one or more  different  exchanges  or through one or more  brokers.  Thus,  the number of options that the Fund may write or hold may be affected by options  written or held by other  entities,  including  other  investment  companies  having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's  advisor).  The exchanges also impose  position limits on futures transactions.  An exchange  may order the  liquidation  of positions  found to be in  violation of those limits and may impose  certain other sanctions.

         Under the Investment  Company Act, when the Fund purchases a future,  it must maintain liquid assets in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

                  o Tax Aspects of Certain Hedging  Instruments.  Certain  foreign  currency  exchange  contracts in which the Fund may invest are treated as "Section 1256 contracts"  under the Internal  Revenue Code. In general,  gains or losses relating to Section 1256 contracts are  characterized  as 60% long-term and 40% short-term  capital gains or losses under the Code.  However,  foreign  currency gains or losses  arising from Section 1256 contracts that are forward  contracts  generally are treated as ordinary  income or loss. In addition,  Section 1256 contracts  held by the Fund at the end of each taxable year are  "marked-to-market,"  and  unrealized  gains or losses are treated as though they were realized.  These contracts also may be  marked-to-market  for purposes of determining the excise tax applicable to investment  company  distributions  and for other purposes under rules  prescribed  pursuant to the Internal  Revenue
Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

         Certain forward  contracts the Fund enters into may result in "straddles" for federal income tax purposes.  The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions.  Generally,  a loss sustained on the  disposition of a position  making up a straddle is allowed only to the extent that the loss exceeds any  unrecognized  gain in the offsetting  positions making up the straddle.  Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

         Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

(1)      gains or losses  attributable  to  fluctuations  in exchange  rates that occur  between the time the Fund accrues  interest or other  receivables  or accrues  expenses or other  liabilities  denominated  in a foreign  currency and the time the Fund actually collects such receivables or pays such liabilities, and
(2)      gains or losses  attributable  to fluctuations  in the value of a foreign  currency  between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

         Currency  gains and losses are offset  against  market gains and losses on each trade before  determining  a net "Section 988"
gain or loss under the  Internal  Revenue  Code for that trade,  which may  increase or  decrease  the amount of the Fund's  investment income available for distribution to its shareholders.

         |X| Portfolio Turnover.  "Portfolio  turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year.  For example,  if a fund sold all of its  securities  during the year,  its  portfolio  turnover rate would have been
100%. The Fund's  portfolio  turnover rate will fluctuate from year to year, and the Fund expects to have a portfolio  turnover rate of more than 100% annually.

         Increased  portfolio  turnover may result in higher brokerage and transaction costs for the Fund, which may reduce its overall performance.  Additionally,  the realization of capital gains from selling portfolio  securities may result in distributions of taxable long-term  capital gains to  shareholders,  since the Fund will  normally  distribute  all of its capital gains  realized each year, to avoid excise taxes under the Internal Revenue Code.

         |X| Temporary  Defensive and Interim  Investments.  In times of unstable or adverse  market or economic  conditions,  the Fund can invest up to 100% of its assets in temporary  defensive  investments  that are inconsistent  with the Fund's  principal  investment strategies.  Generally,  they  would be cash  equivalents  (such as  commercial  paper),  money  market  instruments,  short-term  debt securities,  U.S. Government  securities,  or repurchase  agreements.  They could include other  investment-grade debt securities.  The
Fund might  also hold  these  types of  securities  pending  the  investment  of  proceeds  from the sale of Fund  shares or  portfolio securities or to meet  anticipated  redemptions  of Fund shares.  To the extent the Fund invests  defensively in these  securities,  it might not achieve its investment objective of seeking a high level of current income.

Investment Restrictions

         |X| What Are  "Fundamental  Policies?"  Fundamental  policies  are those  policies  that the Fund has  adopted  to govern  its investments  that can be changed only by the vote of a "majority" of the Fund's  outstanding  voting  securities.  Under the Investment
Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

o        67% or more of the shares  present or represented  by proxy at a shareholder  meeting,  if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o        more than 50% of the outstanding shares.

         The Fund's  investment  objective is a fundamental  policy.  Other  policies  described in the Prospectus or this Statement of
Additional  Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change  non-fundamental policies  without  shareholder  approval.  However,  significant  changes to investment  policies will be described in  supplements  or updates to the  Prospectus  or this  Statement of  Additional  Information,  as  appropriate.  The Fund's most  significant  investment policies are described in the Prospectus.

         |X| Does the Fund Have Additional  Fundamental  Policies?  The following  investment  restrictions are fundamental policies of the Fund.

              o The Fund cannot buy  securities  issued or  guaranteed  by any one issuer if more than 5% of its total  assets would be invested in  securities  of that issuer or if it would then own more than 10% of that  issuer's  voting  securities.  That  restriction applies  to 75% of the  Fund's  total  assets.  The limit  does not apply to  securities  issued by the U.S.  government  or any of its agencies or instrumentalities or securities of other investment companies.

              o The Fund cannot  concentrate its  investments  (that means it cannot invest 25% or more of its total assets) in any one industry. Gas, water, electric and telephone utilities are considered to be separate industries for this purpose.

              o The Fund cannot make loans except (a) through  lending of securities,  (b) through the purchase of debt  instruments or similar evidences of indebtedness,  (c) through an inter-fund  lending program with other affiliated funds, and (d) through  repurchase agreements.

              o The Fund  cannot  invest in real  estate  or real  estate  mortgage  loans.  However,  the Fund can  purchase  and sell securities issued or secured by companies that invest in or deal in real estate or interests in real estate.

              o The Fund cannot  underwrite  securities.  A permitted  exception is in case it is deemed to be an underwriter under the
Securities Act of 1933 when reselling any securities held in its own portfolio.

              o The Fund  cannot  borrow  money in excess of 33 1/3% of the value of its total  assets.  The Fund may borrow  only from banks and/or  affiliated  investment  companies.  With respect to this fundamental  policy,  the Fund can borrow only if it maintains a
300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940.

              o The Fund cannot issue "senior  securities," but this does not prohibit certain  investment  activities for which assets of the Fund are  designated  as  segregated,  or margin,  collateral  or escrow  arrangements  are  established,  to cover the  related obligations.  Examples of those activities include borrowing money,  reverse repurchase  agreements,  delayed-delivery  and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

         For purposes of the Fund's policy not to concentrate its investments,  the Fund has adopted the industry  classifications  set forth in Appendix B to this Statement of Additional Information. That is not a fundamental policy.

         Unless the Prospectus or this Statement of Additional  Information states that a percentage  restriction applies on an ongoing basis,  it applies only at the time the Fund makes an investment.  The Fund need not sell  securities to meet the percentage  limits if the value of the investment increases in proportion to the size of the Fund.

         |X| Does the Fund Have Additional Restrictions That Are Not "Fundamental" Policies?

         The Fund has an  additional  operating  policy  that is not  "fundamental,"  and which can be changed by the Board of Trustees without shareholder approval:

         o The Fund  cannot  invest in  securities  of other  investment  companies,  except if it  acquires  them as part of a merger, consolidation or acquisition of assets.

How the Fund is Managed

Organization  and  History.  The Fund is a series of  Oppenheimer  Integrity  Funds  (referred  to as the Fund's  parent  Trust in this document).  The Fund's parent Trust was  established  in 1982 as MassMutual  Liquid Assets Trust,  an open-end  diversified  management investment company,  with an unlimited number of authorized shares of beneficial  interest.  The Fund was reorganized from a closed-end investment  company called MassMutual Income Investors,  Inc. into a series of the Trust on April 15, 1988. The Fund and the Trust were originally  managed by  Massachusetts  Mutual Life Insurance  Company,  the Manager's  indirect parent company.  On March 29, 1991, the
Manager became the Fund's investment advisor,  and the Trust changed its name to Oppenheimer  Integrity Funds. The Fund was then called
Oppenheimer Investment Grade Bond Fund and changed its name to Oppenheimer Bond Fund on July 10, 1995.

         The Fund is governed by the Board of Trustees of its parent Trust.  The Board is  responsible  for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically  throughout the year to oversee the Fund's activities,  review its performance, and review the actions of the Manager.

         |X|  Classes of Shares.  The  Trustees  are  authorized,  without  shareholder  approval,  to create new series and classes of shares.  The Trustees may reclassify  unissued  shares of the Fund into additional  series or classes of shares.  The Trustees also may divide or combine  the shares of a class  into a greater or lesser  number of shares  without  changing  the  proportionate  beneficial interest of a shareholder in the Fund.  Shares do not have cumulative  voting rights or preemptive or subscription  rights.  Shares may be voted in person or by proxy at shareholder meetings.

         The Fund  currently  has five  classes of shares:  Class A, Class B, Class C, Class N and Class Y. All  classes  invest in the same  investment  portfolio.  Only  retirement  plans may purchase Class N shares.  Only certain  institutional  investors may elect to purchase Class Y shares. Each class of shares:

o        has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o        may have a different net asset value,
o        may have separate  voting rights on matters in which  interests of one class are different  from  interests of another  class,
             and
o        votes as a class on matters that affect that class alone.

         Shares are freely  transferable,  and each share of each class has one vote at shareholder  meetings,  with fractional  shares voting  proportionally  on matters  submitted to the vote of  shareholders.  Each share of the Fund  represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

         |X| Meetings of  Shareholders.  As a  Massachusetts  business  trust,  the Fund is not required to hold,  and does not plan to hold,  regular annual  meetings of  shareholders.  The Fund will hold meetings when required to do so by the Investment  Company Act or other  applicable  law.  It will also do so when a  shareholder  meeting  is called  by the  Trustees  or upon  proper  request  of the shareholders.

         Shareholders have the right,  upon the declaration in writing or vote of two-thirds of the outstanding  shares of the Fund, to remove a Trustee.  The Trustees  will call a meeting of  shareholders  to vote on the removal of a Trustee upon the written  request of the record holders of 10% of its  outstanding  shares.  If the Trustees  receive a request from at least 10  shareholders  stating that they wish to  communicate  with other  shareholders  to request a meeting to remove a Trustee,  the Trustees  will then either make the
Fund's shareholder list available to the applicants or mail their  communication to all other shareholders at the applicants'  expense.
The  shareholders  making the request  must have been  shareholders  for at least six months and must hold shares of the Fund valued at
$25,000 or more or  constituting  at least 1% of the Fund's  outstanding  shares,  whichever is less.  The Trustees may also take other action as permitted by the Investment Company Act.

         |X|  Shareholder  and Trustee  Liability.  The Fund's  Declaration of Trust  contains an express  disclaimer of shareholder or
Trustee  liability for the Fund's  obligations.  It also provides for  indemnification  and reimbursement of expenses out of the Fund's property for any shareholder held personally  liable for its obligations.  The Declaration of Trust also states that upon request,  the
Fund shall assume the defense of any claim made  against a  shareholder  for any act or  obligation  of the Fund and shall  satisfy any judgment on that claim.  Massachusetts  law permits a shareholder of a business trust (such as the Fund) to be held  personally  liable as a "partner"  under certain  circumstances.  However,  the risk that a Fund  shareholder  will incur  financial  loss from being held liable as a  "partner"  of the Fund is limited to the  relatively  remote  circumstances  in which the Fund would be unable to meet its obligations.

         The Fund's  contractual  arrangements  state that any person doing  business with the Fund (and each  shareholder of the Fund)
agrees under its  Declaration of Trust to look solely to the assets of the Fund for  satisfaction of any claim or demand that may arise out of any dealings  with the Fund.  Additionally,  the  Trustees  shall have no personal  liability to any such person,  to the extent permitted by law.

Board of Trustees

         The Fund is governed by a Board of  Trustees,  which is  responsible  for  protecting  the  interests  of  shareholders  under
Massachusetts  law. The Trustees meet periodically  throughout the year to oversee the Fund's activities,  review its performance,  and review the  actions of the  Manager.  Although  the Fund will not  normally  hold  annual  meetings  of its  shareholders,  it may hold shareholder  meetings from time to time on important matters,  and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

         The Board of  Trustees  has an Audit  Committee  and a Review  Committee.  The  members of the Audit  Committee  are Edward L.
Cameron  (Chairman),  C. Howard Kast and F. William  Marshall,  Jr. The Audit  Committee held six meetings during the fiscal year ended
December 31, 2001.  The Audit  Committee  furnishes the Board with  recommendations  regarding the selection of the Fund's  independent auditors.  Other main functions of the Audit Committee  include,  but are not limited to: (i) reviewing the scope and results of audits and the audit fees charged;  (ii) reviewing  reports from the Fund's  independent  auditors  regarding the Fund's  internal  accounting procedures  and controls;  and (iii)  establishing a separate line of  communication  between the Fund's  independent  auditors and its independent Trustees.

         The Audit  Committee's  functions  include  selecting and nominating to the full Board,  Independent  nominees for election as
Independent  Trustees.  The Audit Committee may, but need not consider the advice and  recommendation of the Manager and its affiliates in selecting  nominees.  The full Board elects new Trustees  except for those instances when a shareholder  vote is required.  To date, the  Audit  Committee  has been  able to  identify  from its own  resources  an ample  number  of  qualified  candidates.  Nonetheless, shareholders  may submit names of  individuals,  accompanied  by complete and properly  supported  resumes,  for the Audit  Committee's consideration  by mailing such  information  to the Committee in care of the Fund. The Committee may consider such persons at such time as it meets to consider  possible  nominees.  The Committee,  however,  reserves sole discretion to determine the candidates to present to the Board and/or shareholders and when it meets for the purpose of considering potential nominees.

         The members of the Review  Committee are Jon S. Fossel  (Chairman),  Sam Freedman,  William L.  Armstrong,  Robert G. Avis and
George C. Bowen.  The Review  Committee held six meetings during the fiscal year ended December 31, 2001.  Among other  functions,  the
Review Committee reviews reports and makes  recommendations  to the Board concerning the fees paid to the Fund's transfer agent and the services provided to the Fund by the transfer agent. The Review Committee also reviews the Fund's  investment  performance and policies and procedures adopted by the Fund to comply with the Investment Company Act of 1940 and other applicable law.

Trustees and Officers of the Fund.  The Fund's  Trustees and officers and their  positions  held with the Fund and length of service in such position(s) and their principal  occupations and business  affiliations  during the past five years are listed below.  Each of the
Trustees,  except Mr.  Murphy,  is an  "Independent  Trustee," as defined in the  Investment  Company Act. Mr. Murphy is an "Interested
Trustee,"  because he is  affiliated  with the Manager by virtue of his  positions as an officer and director of the Manager,  and as a shareholder of its parent company.  Mr. Murphy was elected as a Trustee of the Fund with the understanding  that in the event he ceases to be the chief  executive  officer of the  Manager,  he will resign as a trustee of the Fund and the other Board II Funds for which he is a trustee or  director.  The  information  for the  Trustees  also  includes  the dollar  range of shares of the Fund as well as the aggregate dollar range of shares of the Board II Funds beneficially  owned by the Trustee.  All information is as of December 31, 2001.
All of the Trustees are also trustees or directors of the following Oppenheimer funds1 (referred to as "Board II Funds"):

Oppenheimer Cash Reserves                                    Oppenheimer Select Managers
Oppenheimer Champion Income Fund                             Oppenheimer Senior Floating Rate Fund
Oppenheimer Capital Income Fund                              Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund                                  Oppenheimer Total Return Fund, Inc.
Oppenheimer International Bond Fund                          Oppenheimer Variable Account Funds
Oppenheimer Integrity Funds                                  Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund                     Centennial America Fund, L. P.
Oppenheimer Main Street Funds, Inc.                          Centennial California Tax Exempt Trust
Oppenheimer Main Street Opportunity Fund                     Centennial Government Trust
Oppenheimer Main Street Small Cap Fund                       Centennial Money Market Trust
Oppenheimer Municipal Fund                                   Centennial New York Tax Exempt Trust
Oppenheimer Real Asset Fund                                  Centennial Tax Exempt Trust

         Messrs. Murphy, Farrar,  Molleur,  Wixted, Zack, and Negri, and Mses. Feld and Ives who are officers of the Fund, respectively hold the same  offices  with one or more of the other Board II Funds as with the Fund.  As of April 1, 2002,  the Trustees and officers of the Fund as a group owned of record or beneficially  less than 1% of each class of shares of the Fund. The foregoing  statement does not  reflect  ownership  of shares held of record by an employee  benefit  plan for  employees  of the  Manager,  other than the shares beneficially  owned under that plan by the officers of the Fund listed above. In addition,  each  Independent  Trustee,  and his family members,  do not own  securities  of either the  Manager or  Distributor  of the Board II Funds or any person  directly  or  indirectly controlling, controlled by or under common control with the Manager or Distributor.

         Mr.  Swain has  reported  that he sold a  residential  property  to Mr.  Freedman on October  23,  2001 for $1.2  million.  An independent appraisal of the property supported the sale price.

Independent Trustees and Officer

--------------------------- ----------------------------------------------------------- -------------- ----------------
                                                                                                         Aggregate
                                                                                                        Dollar Range
Name, Address, 2  Age,                                                                  Dollar Range      of Shares
Position(s) Held with       Principal Occupation(s) During Past 5 Years / Other           of Shares     Owned in any
Fund and Length of Time     Trusteeships Held by Trustee / Number of Portfolios in      Owned in the    of the Board
Served3                     Fund Complex Overseen by Trustee                                Fund          II Funds

--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------

James C. Swain, Chairman,   Formerly  Vice Chairman of the Manager  (until  January 2,       $0         Over $100,000
Chief Executive Officer     2002) and  President  and a director of  Centennial  Asset
and Trustee, since 1991     Management  Corporation  (the Fund's  Distributor)  (until
Age: 68                     1997).  Oversees  41  portfolios  in the  OppenheimerFunds complex.
--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------

William L. Armstrong,       Chairman  of  the  following   private   mortgage  banking
Trustee since 1999          companies:  Cherry Creek  Mortgage  Company  (since 1991),
Age: 65                     Centennial  State Mortgage  Company  (since 1994),  The El
                            Paso Mortgage  Company (since 1993),  Transland  Financial
                            Services,  Inc.  (since  1997);  Chairman of the following private  companies:  Great Frontier  Insurance  (insurance agency)  (since  1995) and  Ambassador  Media  Corporation
                            (since  1984);   a  director  of  the   following   public
                            companies:   Storage  Technology   Corporation   (computer
                            equipment  company) (since 1991),  Helmerich & Payne, Inc.                    $50,001-
                            (oil and gas  drilling/production  company)  (since 1992),       $0           $100,000
                            UNUMProvident  (insurance company) (since 1991).  Formerly
                            Director    of    International    Family    Entertainment
                            (television  channel)  (1992 - 1997) and Natec  Resources,
                            Inc.  (air  pollution   control   equipment  and  services
                            company)   (1991-1995),   Frontier   Real   Estate,   Inc.
                            (residential  real  estate  brokerage)  (1994-1999),   and
                            Frontier Title (title insurance agency)  (1995-June 1999);
                            a U.S. Senator (January  1979-January  1991).  Oversees 40
                            portfolios in the OppenheimerFunds complex.

--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------

Robert G. Avis, Trustee     Formerly Mr. Avis held the following  positions:  Director
since 1993                  and  President  of A.G.  Edwards  Capital,  Inc.  (General
Age: 70                     Partner of private  equity funds) (until  February  2001);
                            Chairman,  President and Chief  Executive  Officer of A.G.
                            Edwards  Capital,  Inc. (until March 2000);  Vice Chairman and Director of A.G.  Edwards,  Inc. and Vice  Chairman of
                            A.G.   Edwards  &  Sons,   Inc.  (its  brokerage   company       $0         $1 - $10,000
                            subsidiary)  (until  -  March  1999);   Chairman  of  A.G.
                            Edwards   Trust  Company  and  A.G.E.   Asset   Management
                            (investment  advisor) (until - March 1999); and a Director of A.G.  Edwards  & Sons and A.G.  Edwards  Trust  Company
                            (until  -  March  2000).  Oversees  41  portfolios  in the
                            OppenheimerFunds complex.

--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------

George C. Bowen, Trustee    Formerly  (until April 1999) Mr. Bowen held the  following
since 2001                  positions:  Senior Vice President  (from  September  1987)
Age: 65                     and  Treasurer  (from  March  1985) of the  Manager;  Vice
                            President  (from June  1983) and  Treasurer  (since  March
                            1985) of  OppenheimerFunds  Distributor,  Inc., the Fund's
                            Sub-Distributor;  Senior Vice  President  (since  February
                            1992),  Treasurer  (since July 1991)  Assistant  Secretary and a director (since December 1991) of the Manager;  Vice
                            President  (since October 1989) and Treasurer (since April
                            1986)  of  HarbourView  Asset  Management  Corporation  an
                            investment advisory subsidiary of the Manager;  President,
                            Treasurer   and   a   director   of   Centennial   Capital
                            Corporation  (June  1989 - January  1990),  an  investment advisory  subsidiary  of the Manager;  Vice  President and
                            Treasurer  (since August 1978) and Secretary  (since April
                            1981) of  Shareholder  Services,  Inc.,  a transfer  agent
                            subsidiary of the Manager;  Vice President,  Treasurer and    $10,001 -     Over $100,000
                            Secretary of Shareholder  Financial Services,  Inc. (since     $50,000
                            November  1989),  a  transfer  agent   subsidiary  of  the
                            Manager;  Assistant  Treasurer of Oppenheimer  Acquisition
                            Corp.   (since   March   1998),   the   Manager's   parent
                            corporation;    Treasurer   of   Oppenheimer   Partnership
                            Holdings,  Inc.  (since  November 1989), a holding company subsidiary  of the Manager;  Vice  President and Treasurer of Oppenheimer  Real Asset  Management,  Inc.  (since July
                            1996), an investment  advisory  subsidiary of the Manager;
                            Chief  Executive   Officer  and  director  of  MultiSource
                            Services,  Inc., a broker-dealer subsidiary of the Manager
                            (since   March  1996);   Treasurer   of   OppenheimerFunds
                            International  Ltd. and Oppenheimer  Millennium  Funds plc
                            (since   October   1997),    offshore   fund    management
                            subsidiaries  of the Manager.  Oversees 36  portfolios  in the OppenheimerFunds complex.

--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------

Edward L. Cameron,          Director  of Genetic  ID,  Inc.  and its  subsidiaries,  a
Trustee since 2001          privately  held biotech  company  (since  March  2001);  a
Age: 63                     member  of  The  Life  Guard  of  Mount   Vernon,   George
                            Washington's  home (since  June 2000).  Formerly a partner
                            with   PricewaterhouseCoopers  LLP  (an  accounting  firm)       $0         Over $100,000
                            (from  1974-1999)  and  Chairman,   Price  Waterhouse  LLP
                            Global  Investment   Management  Industry  Services  Group
                            (from   1994-1998).   Oversees   36   portfolios   in  the
                            OppenheimerFunds complex.

--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------

Jon S. Fossel,              Chairman and Director of Rocky Mountain Elk Foundation,  a
Trustee since 1997          not-for-profit  foundation (since 1998); and a director of
Age: 60                     P.R.  Pharmaceuticals,  a privately  held  company  (since
                            October  1999).  Formerly  Mr.  Fossel held the  following positions:  Chairman and a director  (until  October 1996)
                            and President and Chief  Executive  Officer (until October       $0         Over $100,000
                            1995) of the Manager;  President,  Chief Executive Officer
                            and  a  director   of   Oppenheimer   Acquisition   Corp.,
                            Shareholder  Services,   Inc.  and  Shareholder  Financial
                            Services,   Inc.   (until  October   1995).   Oversees  40
                            portfolios in the OppenheimerFunds complex.

--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------

Sam Freedman,               Formerly  (until  October  1994)  Mr.  Freedman  held  the
Trustee since 1996          following positions:  Chairman and Chief Executive Officer
Age: 61                     of   OppenheimerFunds   Services   (from   August   1980);
                            Chairman,  Chief  Executive  Officer  and  a  director  of
                            Shareholder Services,  Inc. (from August 1980);  Chairman,
                            Chief  Executive   Officer  and  director  of  Shareholder       $0         Over $100,000
                            Financial  Services,   Inc.  (from  November  1989);  Vice
                            President and director of  Oppenheimer  Acquisition  Corp.
                            (from  October  1990) and a director of the Manager  (from
                            October    1990).    Oversees   41   portfolios   in   the
                            OppenheimerFunds complex.

--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------

C. Howard Kast,             Formerly  (until June 1984) Managing  Partner of Deloitte,
Trustee since 1991          Haskins  &  Sells  (an  accounting   firm).   Oversees  41       $0         Over $100,000
Age: 80                     portfolios in the OppenheimerFunds complex.

--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------

Robert M. Kirchner,         President   (since   1977)   of   The   Kirchner   Company
Trustee since 1991          (management  consultants);  Director of Andrisen Marten Co
Age: 80                     (a privately  held men's  clothing  company).  Oversees 41       $0         Over $100,000
                            portfolios in the OppenheimerFunds complex.

--------------------------- ----------------------------------------------------------- -------------- ----------------
--------------------------- ----------------------------------------------------------- -------------- ----------------

F. William Marshall, Jr.,   Trustee  (since 1996) of  MassMutual  Institutional  Funds       $0         Over $100,000
Trustee since 2001          and of MML Series  Investment  Fund  (open-end  investment
Age: 59                     companies).  Formerly  Chairman  of  SIS  &  Family  Bank,
                            F.S.B.  (formerly  SIS Bank)  (January  1999 - July 1999);
                            President,  Chief  Executive  Officer and  Director of SIS
                            Bankcorp.,   Inc.  and  SIS  Bank  (formerly   Springfield
                            Institution  for  Savings)  (May  1993 -  December  1998);
                            Executive  Vice  President of Peoples  Heritage  Financial
                            Group,  Inc.  (January  1999 - July  1999);  Chairman  and
                            Chief Executive  Office of Bank of Ireland First Holdings,
                            Inc.  and  First  New  Hampshire  Banks  (June  1990 - May
                            1993).  Oversees  36  portfolios  in the  OppenheimerFunds complex.

--------------------------- ----------------------------------------------------------- -------------- ----------------

Interested Trustee and Officer

-------------------------- ------------------------------------------------------------- ------------- ----------------
Name, Address,4 Age,       Principal Occupation(s) During Past 5 Years / Other              Dollar        Aggregate
                                                                                                        Dollar Range
                                                                                                          of Shares
                                                                                           Range of     Owned in any
Position(s) Held with                                                                       Shares         of the
Fund and Length of Time    Trusteeships Held by Trustee / Number of Portfolios in Fund     Owned in      Oppenheimer
Served5                    Complex Overseen by Trustee                                     the Fund    Funds6
-------------------------- ------------------------------------------------------------- ------------- ----------------
-------------------------- ------------------------------------------------------------- ------------- ----------------

John V. Murphy,            Chairman,  Chief Executive  Officer and director (since June
President and Trustee      2001) and President  (since  September 2000) of the Manager;
Trustee since October      President  and a director  or  trustee of other  Oppenheimer       $0        Over $100,000
2001                       funds;  President  and  a  director  (since  July  2001)  of
Age: 52                    Oppenheimer    Acquisition    Corp.   and   of   Oppenheimer
                           Partnership  Holdings,  Inc.;  a  director  (since  November
                           2001) of OppenheimerFunds Distributor,  Inc.; Chairman and a
                           director  (since July 2001) of  Shareholder  Services,  Inc.
                           and of Shareholder  Financial Services,  Inc.; President and
                           a  director  (since  July 2001) of  OppenheimerFunds  Legacy
                           Program,  a  charitable  trust  program  established  by the
                           Manager;  a director of the  following  investment  advisory subsidiaries of OFI: OAM Institutional,  Inc. and Centennial
                           Asset   Management   Corporation   (since   November  2001),
                           HarbourView  Asset  Management  Corporation  and OFI Private
                           Investments,   Inc.  (since  July  2001);  President  (since
                           November  1,  2001)  and a  director  (since  July  2001) of
                           Oppenheimer Real Asset  Management,  Inc.; a director (since
                           November 2001) of Trinity  Investment  Management  Corp. and
                           Tremont Advisers,  Inc.,  investment  advisory affiliates of the Manager;  Executive Vice President (since February 1997)
                           of  Massachusetts   Mutual  Life  Insurance   Company,   the
                           Manager's  parent  company;  a director (since June 1995) of
                           DBL  Acquisition  Corporation;   formerly,  Chief  Operating
                           Officer (from  September  2000 to June 2001) of the Manager;
                           President and trustee (from  November 1999 to November 2001)
                           of MML Series  Investment Fund and MassMutual  Institutional
                           Funds,  open-end  investment  companies;  a  director  (from
                           September  1999  to  August  2000)  of C.M.  Life  Insurance
                           Company;  President,  Chief  Executive  Officer and director
                           (from  September  1999 to August 2000) of MML Bay State Life
                           Insurance  Company; a director (from June 1989 to June 1998)
                           of  Emerald  Isle  Bancorp  and  Hibernia  Savings  Bank,  a
                           wholly-owned  subsidiary of Emerald Isle  Bancorp.  Oversees
                           63 portfolios in the OppenheimerFunds complex.

-------------------------- ------------------------------------------------------------- ------------- ----------------

Officers of the Fund

----------------------------------------------- -----------------------------------------------------------------------
Name, Address,7 Age, Position(s) Held with      Principal Occupation(s) During Past 5 Years
Fund and Length of Time Served8
----------------------------------------------- -----------------------------------------------------------------------
----------------------------------------------- -----------------------------------------------------------------------
Angelo   Manioudakis,   Vice   President   and  Senior Vice President of the Manager (since April 2002); an officer
Portfolio Manager (since April 2002)            and portfolio manager of other Oppenheimer funds; formerly Executive
Age: 35                                         Director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management (August 1993-April
                                                2002).
----------------------------------------------- -----------------------------------------------------------------------
----------------------------------------------- -----------------------------------------------------------------------
Brian W. Wixted, Treasurer, Principal           Senior  Vice  President  and  Treasurer  (since  March  1999)  of  the
Financial and Accounting Officer (since April   Manager;  Treasurer (since March 1999) of HarbourView Asset Management
1999)                                           Corporation,   Shareholder  Services,  Inc.,  Oppenheimer  Real  Asset
Age: 42                                         Management   Corporation,   Shareholder   Financial  Services,   Inc.,
                                                Oppenheimer Partnership Holdings, Inc., OFI Private Investments,  Inc.
                                                (since   March   2000),   OppenheimerFunds   International   Ltd.  and
                                                Oppenheimer  Millennium  Funds plc  (since May  2000),  offshore  fund management  subsidiaries of the Manager,  and OAM Institutional,  Inc.
                                                (since  November  2000),  an  investment  advisory  subsidiary  of the
                                                Manager;  Treasurer and Chief  Financial  Officer  (since May 2000) of
                                                Oppenheimer Trust Company,  a trust company subsidiary of the Manager;
                                                Assistant  Treasurer  (since  March 1999) of  Oppenheimer  Acquisition
                                                Corp.  and  OppenheimerFunds  Legacy  Program  (since April 2000);  an officer  of other  Oppenheimer  funds;  formerly  Principal  and Chief
                                                Operating  Officer,  Bankers  Trust  Company  - Mutual  Fund  Services
                                                Division (March 1995 - March 1999).
----------------------------------------------- -----------------------------------------------------------------------
----------------------------------------------- -----------------------------------------------------------------------
Robert G. Zack,                                 Senior  Vice  President  (since May 1985) and General  Counsel  (since
Vice President and Secretary (since November    February  2002) of the Manager;  Assistant  Secretary  of  Shareholder
1, 2001)                                        Services, Inc. (since May 1985),  Shareholder Financial Services, Inc.
Age: 53                                         (since  November  1989);   OppenheimerFunds   International  Ltd.  and
                                                Oppenheimer  Millennium  Funds plc (since October 1997); an officer of other Oppenheimer  funds;  formerly,  Acting General Counsel (November
                                                2001-February  2002) and  Associate  General  Counsel  (1984 - October
                                                2001)
----------------------------------------------- -----------------------------------------------------------------------
----------------------------------------------- -----------------------------------------------------------------------
Denis R. Molleur, Assistant Secretary (since    Vice  President and Senior  Counsel of the Manager  (since July 1999);
November 1, 2001)                               an officer of other Oppenheimer  funds;  formerly a Vice President and
Age: 44                                         Associate Counsel of the Manager (September 1995 - July 1999).
----------------------------------------------- -----------------------------------------------------------------------
----------------------------------------------- -----------------------------------------------------------------------
Katherine P. Feld, Assistant Secretary (since   Vice  President and Senior  Counsel of the Manager  (since July 1999);
November 1, 2001)                               an officer of other Oppenheimer  funds;  formerly a Vice President and
Age: 43                                         Associate Counsel of the Manager (June 1990 - July 1999).
----------------------------------------------- -----------------------------------------------------------------------
----------------------------------------------- -----------------------------------------------------------------------
Kathleen T. Ives, Assistant Secretary (since    Vice  President  and  Assistant  Counsel of the  Manager  (since  June
November 1, 2001)                               1998); an officer of other  Oppenheimer  funds;  formerly an Assistant
Age: 36                                         Vice  President  and Assistant  Counsel of the Manager  (August 1997 -
                                                June 1998); and Assistant  Counsel of the Manager (August  1994-August
                                                1997).
----------------------------------------------- -----------------------------------------------------------------------

Renumeration  of  Trustees.  The  officers of the Fund and one Trustee of the Fund (Mr.  Murphy)  are  affiliated  with the Manager and receive no salary or fee from the Fund. The remaining  Trustees of the Fund received the  compensation  shown below.  The  compensation from the Fund was paid during its fiscal year ended  December 31, 2001.  The  compensation  from all of the Board II funds includes the compensation  from the Fund and  represents  compensation  received as a director,  trustee,  managing  general  partner or member of a committee of the Board during the calendar year 2001.  Mr. Swain was affiliated with the Manager until January 2, 2002.

--------------------------------------------------------- -------------------------- -------------------------------
                                                           Aggregate Compensation          Total Compensation
Trustee Name and                                                                        From All Board II Funds
Other Fund Positions                                             from Fund1                   (41 Funds)2
--------------------------------------------------------- -------------------------- -------------------------------
--------------------------------------------------------- -------------------------- -------------------------------
William L. Armstrong                                               $1,500                       $78,865
   Review Committee Member
--------------------------------------------------------- -------------------------- -------------------------------
--------------------------------------------------------- -------------------------- -------------------------------
Robert G. Avis                                                     $1,511                       $79,452
   Review Committee Member
--------------------------------------------------------- -------------------------- -------------------------------
--------------------------------------------------------- -------------------------- -------------------------------
George Bowen                                                       $1,444                       $75,936
   Review Committee Member
--------------------------------------------------------- -------------------------- -------------------------------
--------------------------------------------------------- -------------------------- -------------------------------
Edward L. Cameron                                                  $1,441                       $75,794
    Audit Committee Chairman
--------------------------------------------------------- -------------------------- -------------------------------
--------------------------------------------------------- -------------------------- -------------------------------
Jon. S. Fossel                                                     $1,601                       $84,177
   Review Committee Chairman
--------------------------------------------------------- -------------------------- -------------------------------
--------------------------------------------------------- -------------------------- -------------------------------
Sam Freedman                                                       $1,586                       $83,402
   Review Committee Member
--------------------------------------------------------- -------------------------- -------------------------------
--------------------------------------------------------- -------------------------- -------------------------------
C. Howard Kast                                                     $1,663                       $87,452
   Audit Committee Member
--------------------------------------------------------- -------------------------- -------------------------------
                                                                                                                                                                                                                                                                       -------------------------------------------------------- -------------------------- --------------------------------
                                                                                                                                                                                                                                                                       Robert M. Kirchner                                                $1,511                        $79,452
                                                                                                                                                                                                                                                                       -------------------------------------------------------- -------------------------- --------------------------------
--------------------------------------------------------- -------------------------- -------------------------------
F. William Marshall, Jr.                                           $1,330                       $69,922
   Audit Committee Member
--------------------------------------------------------- -------------------------- -------------------------------
1. For the Fund's  fiscal year ended  December 31, 2001.  Aggregate  compensation  includes  fees and  deferred  compensation,  if any, accrued for a Trustee.
2. For the 2001 calendar year.

         |X| Deferred  Compensation Plan for Trustees.  The Board of Trustees has adopted a Deferred  Compensation Plan for Independent
Trustees  that  enables  them to elect to defer  receipt of all or a portion of the annual fees they are  entitled to receive  from the
Fund.  Under the plan,  the  compensation  deferred  by a Trustee is  periodically  adjusted  as though an  equivalent  amount had been invested in shares of one or more  Oppenheimer  funds  selected by the Trustee.  The amount paid to the Trustee  under the plan will be determined  based upon the  performance  of the  selected  funds.  As of the  December  31, 2001 none of the  Independent  Trustees has elected to participate in the plan.

         Deferral of Trustees' fees under the plan will not materially  affect the Fund's assets,  liabilities or net income per share.
The plan will not  obligate  the Fund to retain the  services  of any Trustee or to pay any  particular  level of  compensation  to any
Trustee.  Pursuant to an Order issued by the  Securities  and  Exchange  Commission,  the Fund may invest in the funds  selected by the
Trustee under the plan without  shareholder  approval for the limited  purpose of determining  the value of the Trustee's  deferred fee account.

         |X|  Major  Shareholders.  As of April 1,  2002  the  only  persons  who  owned  of  record  or were  known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding securities were:

       Merrill Lynch Pierce  Fenner & Smith,  Attn:  Fund  Admin./#97BJ1,  4800 Deer Lake Drive East,  Floor 3,  Jacksonville,  Florida
       32246-6484 which owned for the sole benefit of its customers  1,231,716.967  Class B shares  (representing  7.01% of the Class B shares then outstanding);

       Merrill Lynch Pierce  Fenner & Smith,  Attn:  Fund  Admin./#97G56,  4800 Deer Lake Drive East,  Floor 3,  Jacksonville,  Florida
       32246-6484 which owned for the benefit of its customers  620,394.388  Class C shares  (representing  9.37% of the Class C shares then outstanding);

       RPSS TR Dick Broadcasting Co. Inc., 401k Plan, Attn.: Cindy Evans, 192 East Lewis Street, Greensboro,  North Carolina 27406-1459
       which owned 43,088.441 Class N shares (representing 8.56% of the Class N shares then outstanding);

       Sterling  Trust Co Tr.,  Plasmon IDE 401k PSP,  1380  Lawrence  Street,  Suite 1400,  Denver,  Colorado  80204-2060  which owned
       33,207.720 Class N shares (representing 6.59% of the Class N shares then outstanding);

       Alexander C. Shafer Tr.,  Shafer  Insurance  Agency Inc.,  Profit Sharing 401k plan, 1100 Marion Street,  Suite 100,  Knoxville,
       Tennessee 37921-6869 which owned 26,722.519 Class N shares (representing 5.31% of the Class N shares then outstanding);

       Oppenheimer  Capital  Preservation Fund, Attn.: Brian Wixted,  6803 S. Tucson Way,  Englewood,  Colorado  80112-3924 which owned
       590,670.212 Class Y shares (representing 90.96% of the Class Y shares then outstanding);

       Persumma Financial Services,  Massachusetts  Mutual Financial Group, 1295 State Street #N328,  Springfield,  Massachusetts 01111
       which owned 58,602.904 (representing 9.02% of the Class Y shares outstanding).

The Manager.  The Manager is wholly-owned by Oppenheimer  Acquisition Corp., a holding company controlled by Massachusetts  Mutual Life
Insurance Company.

         |X| Code of Ethics.  The Fund,  the Manager and the  Distributor  have a Code of Ethics.  It is designed to detect and prevent improper personal trading by certain employees,  including portfolio managers,  that would compete with or take advantage of the Fund's portfolio  transactions.  Covered persons  include persons with knowledge of the investments and investment  intentions of the Fund and other funds advised by the Manager.  The Code of Ethics does permit  personnel  subject to the Code to invest in securities,  including securities  that may be purchased or held by the Fund,  subject to a number of restrictions  and controls.  Compliance with the Code of
Ethics is carefully monitored and enforced by the Manager.

         The Code of Ethics is an exhibit to the Fund's  registration  statement filed with the Securities and Exchange  Commission and can be reviewed  and copied at the SEC's Public  Reference  Room in  Washington,  D.C.  You can obtain  information  about the hours of operation  of the Public  Reference  Room by calling  the SEC at  1-202-942-8090.  The Code of Ethics can also be viewed as part of the
Fund's registration statement on the SEC's EDGAR database at the SEC's Internet web site at www.sec.gov.  Copies may be obtained, after paying a  duplicating  fee, by electronic  request at the  following  e-mail  address:  publicinfo@sec.gov,  or by writing to the SEC's
Public Reference Section, Washington, D.C. 20549-0102.

         |X| The Investment Advisory  Agreement.  The Manager provides investment advisory and management services to the Fund under an investment  advisory  agreement  between the Manager and the Fund. The Manager selects  securities for the Fund's portfolio and handles its  day-to-day  business.  The  portfolio  managers of the Fund are  employed  by the Manager and are the persons who are  principally responsible for the day-to-day management of the Fund's portfolio.  Other members of the Manager's  Fixed-Income Portfolio Team provide the portfolio managers with counsel and support in managing the Fund's portfolio.

         The  agreement  requires  the  Manager,  at its  expense,  to provide the Fund with  adequate  office  space,  facilities  and equipment.  It also requires the Manager to provide and supervise the activities of all  administrative and clerical personnel required to provide  effective  administration  for the Fund.  Those  responsibilities  include the  compilation and maintenance of records with respect to its  operations,  the  preparation and filing of specified  reports,  and  composition of proxy  materials and  registration statements for continuous public sale of shares of the Fund.

         The  advisory  agreement  lists  examples  of expenses  paid by the Fund.  The major  categories  relate to  interest,  taxes, brokerage  commissions,  fees to certain  Trustees,  legal and audit expenses,  custodian and transfer agent  expenses,  share issuance costs,  certain printing and registration  costs and non-recurring  expenses,  including  litigation costs. The management fees paid by the Fund to the Manager are  calculated  at the rates  described  in the  Prospectus,  which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative  proportion of the Fund's net assets  represented by that class.

------------------------------------------- -----------------------------------------------------------------------
         Fiscal Year ended 12/31:                       Management Fees Paid to OppenheimerFunds, Inc.
------------------------------------------- -----------------------------------------------------------------------
------------------------------------------- -----------------------------------------------------------------------
                   1999                                                   $2,729,532
------------------------------------------- -----------------------------------------------------------------------
------------------------------------------- -----------------------------------------------------------------------
                   2000                                                   $2,308,545
------------------------------------------- -----------------------------------------------------------------------
------------------------------------------- -----------------------------------------------------------------------
                   2001                                                   $2,896,294
------------------------------------------- -----------------------------------------------------------------------

         The investment  advisory  agreement  states that in the absence of willful  misfeasance,  bad faith,  gross  negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory  agreement,  the Manager is not liable for any loss the Fund  sustains by reason of good faith  errors or  omissions  on its part with respect to any of its duties under the agreement.

         The agreement permits the Manager to act as investment  advisor for any other person,  firm or corporation and to use the name
"Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general  distributor.  If the
Manager  shall no longer  act as  investment  advisor  to the Fund,  the  Manager  may  withdraw  the right of the Fund to use the name
"Oppenheimer" as part of its name.

         Until March 1991,  Massachusetts  Mutual Life  Insurance  Company was the Fund's  investment  advisor.  The Manager became the
Fund's investment advisor March 28, 1991, and the Manager engaged MassMutual as sub-advisor from March 28, 1991 until July 10, 1995.

         |X| Annual  Approval  of  Investment  Advisory  Agreement.  Each year,  the Board of  Trustees,  including  a majority  of the
Independent  Trustees,  is required to approve the renewal of the investment  advisory  agreement.  The Investment Company Act requires that the Board request and evaluate and the Manager  provide such  information as may be reasonably  necessary to evaluate the terms of the investment  advisory agreement.  The board employs an independent  consultant to prepare a report that provides such information as the Board requests for this purpose.

         The Board also receives  information  about the 12b-1  distribution  fees the Fund pays. These  distribution fees are reviewed and approved at a different time of the year.

         The Board reviewed the foregoing  information in arriving at its decision to renew the investment  advisory  agreement.  Among other factors, the Board considered:
o        The nature, cost, and quality of the services provided to the Fund and its shareholders;
o        The profitability of the Fund to the Manager;
o        The investment performance of the Fund in comparison to regular market indices
o        Economies of scale that may be available to the Fund from the Manager;
o        Fees paid by other mutual funds for similar services;
o        The value and quality of any other benefits or services received by the Fund from its relationship with the Manager, and
o        The direct and indirect  benefits the Manager received from its relationship  with the Fund. These included  services provided by the General Distributor and the Transfer Agent, and brokerage and soft dollar  arrangements  permissible under Section
              28(e) of the Securities Exchange Act.

         The Board  considered that the Manager must be able to pay and retain high quality  personnel at competitive  rates to provide services to the Fund.  The Board also  considered  that  maintaining  the  financial  viability of the Manager is important so that the
Manager  will be able to continue  to provide  quality  services  to the Fund and its  shareholders  in adverse  times.  The Board also considered the investment  performance of other mutual funds advised by the Manager.  The Board is aware that there are alternatives to the use of the Manager.

         These matters were also  considered by the  Independent  Trustees,  meeting  separately  from the full Board with  experienced
Counsel to the Fund who assisted the Board in its  deliberations.  The Fund's  Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

         In  arriving  at a  decision,  the Board did not single out any one  factor or group of factors as being more  important  than other  factors,  but  considered  all factors  together.  The Board judged the terms and  conditions  of the  Agreement,  including the investment  advisory fee, in light of all of the surrounding  circumstances.  After  deliberating the Board approved a reduction in the annual management fee rate as described in the Prospectus.

Brokerage Policies of the Fund

Brokerage  Provisions of the Investment  Advisory  Agreement.  One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio  transactions  for the Fund.  The advisory  agreement  contains  provisions  relating to the  employment of broker-dealers  to  effect  the  Fund's  portfolio  transactions.  The  Manager  is  authorized  by the  advisory  agreement  to employ broker-dealers,  including  "affiliated"  brokers,  as that term is defined in the  Investment  Company  Act.  The  Manager  may employ broker-dealers  that the Manager thinks, in its best judgment based on all relevant  factors,  will implement the policy of the Fund to obtain, at reasonable expense,  the "best execution" of the Fund's portfolio  transactions.  "Best execution" means prompt and reliable execution at the most favorable price obtainable.  The Manager need not seek competitive  commission  bidding.  However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions  paid to the extent  consistent with the interests and policies of the Fund as established by its Board of Trustees.

         Under the  investment  advisory  agreement,  the Manager may select  brokers (other than  affiliates)  that provide  brokerage and/or research  services for the Fund and/or the other accounts over which the Manager or its affiliates  have investment  discretion.
The  commissions  paid to such brokers may be higher than another  qualified  broker would  charge,  if the Manager  makes a good faith determination that the commission is fair and reasonable in relation to the services provided.  Subject to those  considerations,  as a factor in  selecting  brokers for the Fund's  portfolio  transactions,  the Manager may also  consider  sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment advisor.

Brokerage  Practices Followed by the Manager.  The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above.  Generally,  the Manager's  portfolio traders allocate brokerage based upon  recommendations  from the Manager's  portfolio managers.  In certain instances,  portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

         Transactions  in securities  other than those for which an exchange is the primary market are generally  done with  principals or market makers.  In transactions  on foreign  exchanges,  the Fund may be required to pay fixed  brokerage  commissions and therefore would not have the  benefit of  negotiated  commissions  available  in U.S.  markets.  Brokerage  commissions  are paid  primarily  for effecting  transactions  in listed  securities or for certain  fixed-income  agency  transactions  in the secondary  market.  Otherwise brokerage  commissions  are paid only if it appears  likely that a better price or execution  can be obtained by doing so. In an option transaction,  the Fund  ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

         Other funds advised by the Manager have investment  policies  similar to those of the Fund.  Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund,  which could affect the supply and price of the  securities.  If two or more funds advised by the Manager  purchase the same  security on the same day from the same dealer,  the  transactions  under those combined  orders are  averaged as to price and  allocated  in  accordance  with the  purchase or sale orders  actually  placed for each account.

         Most  purchases  of debt  obligations  are  principal  transactions  at net  prices.  Instead  of  using a  broker  for  those transactions,  the Fund normally deals directly with the selling or purchasing  principal or market maker unless the Manager determines that a better  price or  execution  can be  obtained  by using the  services  of a  broker.  Purchases  of  portfolio  securities  from underwriters  include a commission  or  concession  paid by the issuer to the  underwriter.  Purchases  from  dealers  include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

         The investment  advisory  agreement  permits the Manager to allocate  brokerage for research  services.  The research services provided by a  particular  broker may be useful only to one or more of the  advisory  accounts of the Manager and its  affiliates.  The investment  research  received  for the  commissions  of those  other  accounts  may be useful  both to the Fund and one or more of the
Manager's  other  accounts.  Investment  research may be supplied to the Manager by a third party at the  instance of a broker  through which trades are placed.

         Investment  research  services  include  information and analysis on particular  companies and industries as well as market or economic trends and portfolio  strategy,  market  quotations for portfolio  evaluations,  information  systems,  computer  hardware and similar  products and services.  If a research  service also assists the Manager in a  non-research  capacity  (such as  bookkeeping or other  administrative  functions),  then only the  percentage or component  that provides  assistance to the Manager in the  investment decision-making process may be paid in commission dollars.

         The Board of  Trustees  permits  the Manager to use stated  commissions  on  secondary  fixed-income  agency  trades to obtain research if the broker  represents to the Manager  that:  (i) the trade is not from or for the broker's own  inventory,  (ii) the trade was executed by the broker on an agency basis at the stated commission,  and (iii) the trade is not a riskless  principal  transaction.
The Board of Trustees  permits the Manager to use  concessions on fixed-price  offerings to obtain  research,  in the same manner as is permitted for agency transactions.

         The research  services  provided by brokers  broadens the scope and supplements the research  activities of the Manager.  That research  provides  additional  views and comparisons  for  consideration,  and helps the Manager to obtain market  information for the valuation of  securities  that are either held in the Fund's  portfolio or are being  considered  for  purchase.  The Manager  provides information to the Board about the commissions  paid to brokers  furnishing such services,  together with the Manager's  representation that the amount of such commissions was reasonably related to the value or benefit of such services.

------------------------------------------- ----------------------------------------------------------------------
         Fiscal Year Ended 12/31:                       Total Brokerage Commissions Paid by the Fund1
------------------------------------------- ----------------------------------------------------------------------
------------------------------------------- ----------------------------------------------------------------------
                   1999                                                   $165,966
------------------------------------------- ----------------------------------------------------------------------
------------------------------------------- ----------------------------------------------------------------------
                   2000                                                   $145,105
------------------------------------------- ----------------------------------------------------------------------
------------------------------------------- ----------------------------------------------------------------------
                   2001                                                   $480,1602
------------------------------------------- ----------------------------------------------------------------------
1. Amounts do not include spreads or concessions on principal transactions on a net trade basis.
2. During the fiscal year ended 12/31/01,  the amount of transactions  directed to brokers for research  services was $0 and the amount of the commissions paid to broker-dealers for those services was $0.

Distribution and Service Plans

The Distributor.  Under its General Distributor's  Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the  continuous  public  offering  of the  different  classes  of shares of the  Fund.  The  Distributor  bears the  expenses  normally attributable  to sales,  including  advertising  and the cost of  printing  and mailing  prospectuses,  other than those  furnished  to existing  shareholders.  The Distributor is not obligated to sell a specific number of shares.  Expenses normally attributable to sales are borne by the Distributor.

         The sales charges and  concessions  paid to, or retained by, the  Distributor  from the sale of shares during the Fund's three most recent fiscal years,  and the contingent  deferred sales charges  retained by the  Distributor on the redemption of shares for the most recent fiscal year are shown in the tables below.

--------------- ----------------------- -----------------------
 Fiscal Year     Aggregate Front-End      Class A Front-End
                                            Sales Charges
 Ended 12/31:      Sales Charges on          Retained by
                    Class A Shares           Distributor
--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------
     1999              $782,752               $223,0351
--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------
     2000              $392,363               $114,4541
--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------
     2001             $1,391,486              $501,7931
--------------- ----------------------- -----------------------
1. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.

--------------- ----------------------- ----------------------- ------------------------- -----------------------
 Fiscal Year     Concessions on Class    Concessions on Class    Concessions on Class C    Concessions on Class
 Ended 12/31:    A Shares Advanced by    B Shares Advanced by      Shares Advanced by      N Shares Advanced by
                     Distributor1            Distributor1             Distributor1             Distributor1
--------------- ----------------------- ----------------------- ------------------------- -----------------------
--------------- ----------------------- ----------------------- ------------------------- -----------------------
     1999              $184,997               $1,411,106                $114,046                   N/A
--------------- ----------------------- ----------------------- ------------------------- -----------------------
--------------- ----------------------- ----------------------- ------------------------- -----------------------
     2000              $77,167                 $621,176                 $64,587                    N/A
--------------- ----------------------- ----------------------- ------------------------- -----------------------
--------------- ----------------------- ----------------------- ------------------------- -----------------------
     2001              $156,331               $2,403,539                $286,901                 $20,4212
--------------- ----------------------- ----------------------- ------------------------- -----------------------
1.  The Distributor  advances  concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and
    Class N shares from its own resources at the time of sale.
2.  The inception date of Class N shares was March 1, 2001.

--------------- ----------------------- ------------------------ ------------------------ -----------------------
                       Class A                  Class A                  Class A                 Class A
 Fiscal Year          Contingent              Contingent               Contingent               Contingent
 Ended 12/31        Deferred Sales          Deferred Sales           Deferred Sales           Deferred Sales
                   Charges Retained        Charges Retained         Charges Retained         Charges Retained
                    By Distributor          By Distributor           By Distributor           By Distributor
--------------- ----------------------- ------------------------ ------------------------ -----------------------
--------------- ----------------------- ------------------------ ------------------------ -----------------------
     2001              $26,759                 $285,551                  $13,163                   $45
--------------- ----------------------- ------------------------ ------------------------ -----------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class
B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

         Each plan has been approved by a vote of the Board of Trustees,  including a majority of the  Independent  Trustees9,  cast in person at a meeting called for the purpose of voting on that plan.

         Under the plans,  the Manager and the Distributor may make payments from time to time from their own resources,  in their sole discretion,  to brokers,  dealers or other financial  institutions  including  affiliates for distribution and administrative  services they perform,  at no direct cost to the Fund to make those payments.  The Manager may use its profits from the advisory fee it receives from the Fund.

         In their sole  discretion,  the  Distributor  and the Manager may increase or decrease  the amount of payments  they make from their own resources to plan recipients.

         Unless a plan is terminated as described  below,  the plan  continues in effect from year to year but only if the Fund's Board of Trustees and its Independent  Trustees  specifically  vote annually to approve its  continuance.  Approval must be by a vote cast in person at a meeting  called for the purpose of voting on  continuing  the plan. A plan may be  terminated  at any time by the vote of a majority of the  Independent  Trustees or by the vote of the holders of a "majority" (as defined in the Investment  Company Act) of the outstanding shares of that class.

         The Board of Trustees and the  Independent  Trustees must approve all material  amendments to a plan. An amendment to increase materially  the amount of payments to be made under a plan must be approved by  shareholders  of the class  affected by the  amendment.
Because  Class B shares of the Fund  automatically  convert into Class A shares  after six years,  the Fund must obtain the approval of both Class A and Class B shareholders for a proposed  material  amendment to the Class A Plan that would materially  increase  payments under the Plan.  That approval must be by a "majority" (as defined in the Investment  Company Act) of the shares of each class,  voting separately by class.

         While the Plans are in effect,  the Treasurer of the Fund shall provide  separate written reports on the plans to the Board of
Trustees at least  quarterly for its review.  The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made.

         The reports on the Class B Plan,  Class C Plan and Class N Plan shall also include the  Distributor's  distribution  costs for that quarter. Those reports are subject to the review and approval of the Independent Trustees.

         Each plan  states  that  while it is in  effect,  the  selection  and  nomination  of those  Trustees  of the Fund who are not
"interested persons" of the Fund is committed to the discretion of the Independent  Trustees.  This does not prevent the involvement of others in the selection and  nomination  process as long as the final  decision as to selection or nomination is approved by a majority of the Independent Trustees.

         Under the plan for a class,  no payment will be made to any  recipient in any quarter in which the  aggregate  net asset value of all Fund shares of that class held by the  recipient  for itself and its customers  does not exceed a minimum  amount,  if any, that may be set from time to time by a majority of the  Independent  Trustees.  The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

         |X| Class A Service Plan Fees.  Under the Class A service plan, the  Distributor  currently uses the fees it receives from the
Fund to pay brokers,  dealers and other  financial  institutions  (they are  referred to as  "recipients")  for  personal  services and account maintenance  services they provide for their customers who hold Class A shares. The services include,  among others,  answering customer inquiries about the Fund,  assisting in establishing and maintaining  accounts in the Fund, making the Fund's investment plans available and providing  other  services at the request of the Fund or the  Distributor.  While the plan permits the Board to authorize payments to the  Distributor  to reimburse  itself for services under the plan,  the Board has not yet done so. The  Distributor  makes payments to plan  recipients  quarterly at an annual rate not to exceed 0.25% of the average  annual net assets  consisting  of Class A shares held in the accounts of the recipients or their customers.

         For the fiscal year ended  December 31, 2001,  payments  under the Class A Plan totaled  $582,277 all of which was paid by the
Distributor to recipients.  An affiliate of the Distributor  received $110,787.  Any unreimbursed  expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent  years.  The Distributor  may not use payments  received under the Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

         |X| Class B, Class C and Class N Service and  Distribution  Plan Fees.  Under the Class B, Class C and Class N plans,  service fees and  distribution  fees,  are computed on the average of the net asset value of shares in the respective  class,  determined as of the close of each regular  business day during the period.  Each plan provides for the  Distributor  to be  compensated at a flat rate, whether the  Distributor's  distribution  expenses  are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.  The types of services  that  recipients  provide for the service fee are similar to the  services  provided under the Class A service plan described above.

         The Class B, Class C and Class N plans permit the  Distributor  to retain both the  asset-based  sales charges and the service fees or to pay  recipients  the service fee on a quarterly  basis,  without  payment in advance.  However,  the  Distributor  currently intends to pay the  service  fee to  recipients  in advance  for the first  year after the shares are  purchased.  After the first year shares are outstanding,  the Distributor makes service fee payments  quarterly on those shares. The advance payment is based on the net asset value of shares sold.  Shares  purchased by exchange do not qualify for the advance  service fee payment.  If Class B, Class C or
Class N shares are  redeemed  during the first year after their  purchase,  the  recipient  of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

         The  asset-based  sales charge and service fees increase Class B and Class C expenses by 1.00% and effective  November 1, 2001 the asset-based sales charge and service fees increases Class N expenses by 0.50% of the net assets per year of the respective class.

         The Distributor  retains the asset-based sales charge on Class B and Class N shares.  The Distributor  retains the asset-based sales charge on Class C shares during the first year the shares are  outstanding.  It pays the  asset-based  sales charge as an ongoing commission  to the  recipient  on  Class C  shares  outstanding  for a year or  more.  If a dealer  has a  special  agreement  with the
Distributor,  the Distributor will pay the Class B, Class C, or Class N service fee and the asset-based  sales charge on Class C shares to the dealer quarterly in lieu of paying the sales commissions and service fee in advance at the time of purchase.

         The  asset-based  sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the  Distributor to compensate  dealers that sell those shares.  The Fund pays the  asset-based  sales charges to the  Distributor  for its  services  rendered  in  distributing  Class B,  Class C and Class N  shares.  The  payments  are made to the
Distributor in recognition that the Distributor:

o        pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o        may make payment of sales  commissions  and/or the advance of the service fee payment to  recipients  under the plans,  or may provide such financing from its own resources or from the resources of an affiliate,
o        employs personnel to support distribution of Class B, Class C and Class N shares, and
o        bears the costs of sales  literature,  advertising and prospectuses  (other than those furnished to current  shareholders) and state "blue sky" registration fees and certain other distribution expenses.
o        may not be able to adequately compensate dealers that sell Class B, Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o        receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o        may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o        may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o        may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

         When Class B, Class C or Class N shares are sold without the designation of a broker-dealer, the Distributor is automatically designated as the broker-dealer of record. In those cases, the Distributor retains the service fee and asset-based sales charge paid on Class B, Class C and Class N shares.

         The  Distributor's  actual  expenses in selling  Class B, Class C and Class N shares may be more than the payments it receives from the  contingent  deferred  sales charges  collected on redeemed  shares and from the Fund under the plans.  If either the Class B,
Class C or Class N plan is terminated  by the Fund,  the Board of Trustees may allow the Fund to continue  payments of the  asset-based sales charge to the  Distributor to compensate it for its expenses  incurred for  distributing  shares before the plan was  terminated.
All payments under the Class B, Class C and Class N plans are subject to the  limitations  imposed by the Conduct Rules of the National
Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

----------------------------------------------------------------------------------------------------------------------
                     Distribution Fees Paid to the Distributor in the Fiscal Year Ended 12/31/01
----------------------------------------------------------------------------------------------------------------------
------------------- -------------------- ----------------------- --------------------------- -------------------------
Class:                Total Payments       Amount Retained by     Distributor's Aggregate         Distributor's
                                                                                              Unreimbursed Expenses
                                                                   Unreimbursed Expenses             as % of
                        Under Plan            Distributor                Under Plan            Net Assets of Class
------------------- -------------------- ----------------------- --------------------------- -------------------------
------------------- -------------------- ----------------------- --------------------------- -------------------------
Class B Plan            $1,183,059             $965,7051                 $5,048,135                   3.12%
------------------- -------------------- ----------------------- --------------------------- -------------------------
------------------- -------------------- ----------------------- --------------------------- -------------------------
Class C Plan             $367,964              $135,9952                  $939,972                    1.65%
------------------- -------------------- ----------------------- --------------------------- -------------------------
------------------- -------------------- ----------------------- --------------------------- -------------------------
Class N Plan              $2,413                 $2,413                   $44,095                     2.03%
------------------- -------------------- ----------------------- --------------------------- -------------------------
1. Includes $11,630 paid to an affiliate of the Distributor's parent company.
2. Includes $8,022 paid to an affiliate of the Distributor's parent company.

Performance of the Fund

Explanation  of  Performance  Terminology.  The Fund uses a  variety  of terms to  illustrate  its  performance.  These  terms  include
"standardized  yield," "dividend yield," "average annual total return,"  "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An  explanation  of how yields and total returns are calculated is set forth below.
The charts  below show the Fund's  performance  as of the Fund's  most  recent  fiscal  year end.  You can obtain  current  performance information  by calling  the  Fund's  Transfer  Agent at  1-800-525-7048  or by  visiting  the  OppenheimerFunds  Internet  web site at
www.oppenheimerfunds.com.

         The Fund's  illustrations  of its  performance  data in  advertisements  must comply with rules of the Securities and Exchange
Commission.  Those rules  describe  the types of  performance  data that may be used and how it is to be  calculated.  In general,  any advertisement  by the Fund of its performance  data must include the average annual total returns for the advertised class of shares of the Fund.  Those  returns  must be shown for the 1-, 5- and 10-year  periods (or the life of the class,  if less) ending as of the most recently ended calendar quarter prior to the publication of the  advertisement  (or its submission for  publication).  Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

         Use of  standardized  performance  calculations  enables an investor to compare the Fund's  performance to the  performance of other funds for the same periods.  However,  a number of factors should be considered before using the Fund's  performance  information as a basis for comparison with other investments:

         o Yields and total returns  measure the  performance  of a  hypothetical  account in the Fund over various  periods and do not show the performance of each  shareholder's  account.  Your account's  performance  will vary from the model  performance  data if your dividends are received in cash, or you buy or sell shares  during the period,  or you bought your shares at a different  time and price than the shares used in the model.

         o The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
         o An investment in the Fund is not insured by the FDIC or any other government agency.

         o The principal  value of the Fund's  shares,  and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.

         o When an investor's shares are redeemed, they may be worth more or less than their original cost.

         o Yields and total returns for any given past period  represent  historical  performance  information  and are not, and should not be considered, a prediction of future yields or returns.

         The performance of each class of shares is shown  separately,  because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears.

The  yields  and total  returns  of each  class of shares of the Fund are  affected  by market  conditions,  the  quality of the Fund's investments,  the  maturity  of those  investments,  the types of  investments  the Fund holds,  and its  operating  expenses  that are allocated to the particular class.

         |X| Yields.  The Fund uses a variety of different  yields to illustrate its current returns.  Each class of shares  calculates its yield separately because of the different expenses that affect each class.

              o Standardized  Yield. The "standardized  yield"  (sometimes  referred to just as "yield") is shown for a class of shares for a stated 30-day period.  It is not based on actual  distributions  paid by the Fund to shareholders in the 30-day period,  but is a hypothetical  yield based upon the net  investment  income from the Fund's  portfolio  investments  for that period.  It may  therefore differ from the "dividend yield" for the same class of shares, described below.

         Standardized  yield is  calculated  using the  following  formula set forth in rules  adopted by the  Securities  and Exchange
Commission, designed to assure uniformity in the way that all funds calculate their yields:

                                                           STANDARDIZED YIELD =2 (A - B + 1)- 1
                                                                                 -------
                                                                                   CD

         The symbols above represent the following factors:
         a =   dividends and interest earned during the 30-day period.
         b =   expenses accrued for the period (net of any expense assumptions).
         c =   the average  daily number of shares of that class  outstanding  during the 30-day  period that were  entitled to receive dividends.
         d =   the  maximum  offering  price per share of that class on the last day of the  period,  adjusted  for  undistributed  net investment income.

         The  standardized  yield for a particular  30-day period may differ from the yield for other periods.  The SEC formula assumes that the  standardized  yield for a 30-day period occurs at a constant rate for a six-month  period and is annualized at the end of the six-month  period.  Additionally,  because each class of shares is subject to different  expenses,  it is likely that the  standardized yields of the Fund's classes of shares will differ for any 30-day period.

              o Dividend  Yield.  The Fund may quote a "dividend  yield" for each class of its shares.  Dividend  yield is based on the dividends paid on a class of shares during the actual dividend period.  To calculate  dividend yield, the dividends of a class declared during a stated  period are added  together,  and the sum is  multiplied  by 12 (to  annualize  the yield) and  divided by the  maximum offering price on the last day of the dividend period. The formula is shown below:

                               Dividend Yield=dividends paid x 12/maximum offering price (payment date)

         The maximum  offering price for Class A shares includes the current maximum initial sales charge.  The maximum  offering price for Class B, Class C and Class N shares is the net asset value per share,  without  considering the effect of contingent deferred sales charges.  There is no sales  charge on Class Y shares.  The Class A dividend  yield may also be quoted  without  deducting  the maximum initial sales charge.

   -----------------------------------------------------------------------------------------------------------------
                               The Fund's Yields for the 30-Day Periods Ended 12/31/01
   -----------------------------------------------------------------------------------------------------------------
   ---------------- ----------------------------------------------- ------------------------------------------------
   Class of Shares                Standardized Yield                                Dividend Yield
   ---------------- ----------------------------------------------- ------------------------------------------------
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------
                           Without                  After                  Without                   After
                            Sales                   Sales                   Sales                    Sales
                            Charge                  Charge                  Charge                  Charge
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------
   Class A                  9.16%                   8.71%                   9.17%                    8.73%
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------
   Class B                  8.39%                    N/A                    8.45%                     N/A
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------
   Class C                  8.40%                    N/A                    8.44%                     N/A
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------
   Class N                  8.92%                    N/A                    8.96%                     N/A
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------
   Class Y                  9.48%                    N/A                    9.51%                     N/A
   ---------------- ----------------------- ----------------------- ----------------------- ------------------------

         |X| Total Return  Information.  There are different types of "total returns" to measure the Fund's  performance.  Total return is the change in value of a  hypothetical  investment  in the Fund over a given  period,  assuming that all dividends and capital gains distributions  are  reinvested  in  additional  shares  and that the  investment  is  redeemed  at the end of the  period.  Because  of differences  in expenses for each class of shares,  the total returns for each class are  separately  measured.  The  cumulative  total return measures the change in value over the entire period (for example,  ten years).  An average annual total return shows the average rate of return for each year in a period that would  produce the  cumulative  total  return over the entire  period.  However,  average annual total returns do not show actual  year-by-year  performance.  The Fund uses  standardized  calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         In calculating  total returns for Class A shares,  the current  maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial  investment ("P") (unless the return is shown without sales charge, as described below).  For Class
B shares,  payment of the  applicable  contingent  deferred  sales  charge is applied,  depending on the period for which the return is shown:  5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years,  2.0% in the fifth year, 1.0% in the sixth year and none thereafter.  For Class C shares,  the 1% contingent  deferred sales charge is deducted for returns for the 1-year period.
For Class N shares,  the 1%  contingent  deferred  sales charge is deducted for returns for the  life-of-class  periods as  applicable.
There is no sales charge for Class Y shares.

                                                           ERV - 1 = AVERAGE ANNUAL TOTAL RETURN
                                                          ------
                                                             P

              o Average Annual Total Return.  The "average  annual total return" of each class is an average annual  compounded rate of return for each year in a specified  number of years.  It is the rate of return based on the change in value of a hypothetical  initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending  Redeemable  Value
("ERV" in the formula) of that investment, according to the following formula:

              o Cumulative  Total Return.  The  "cumulative  total return"  calculation  measures the change in value of a hypothetical investment  of $1,000 over an entire period of years.  Its  calculation  uses some of the same factors as average  annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                                                           ERV - P = TOTAL RETURN
                                                         ----------
                                                              P

              o Total  Returns at Net Asset Value.  From time to time the Fund may also quote a cumulative  or an average  annual total return "at net asset  value"  (without  deducting  sales  charges)  for Class A, Class B, Class C or Class N shares.  There is no sales charge on Class Y shares.  Each is based on the  difference in net asset value per share at the beginning and the end of the period for a hypothetical  investment in that class of shares (without considering  front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

---------------------------------------------------------------------------------------------------------------------
                              The Fund's Total Returns for the Periods Ended 12/31/01
---------------------------------------------------------------------------------------------------------------------
---------------- -------------------------- -------------------------------------------------------------------------
Class of         Cumulative Total Returns                         Average Annual Total Returns
                       (10 Years or
Shares            Life-of-Class, if Less)
---------------- -------------------------- -------------------------------------------------------------------------
---------------- -------------------------- ----------------------- ------------------------- -----------------------
                                                    1-Year                   5-Year                  10-Year
                                                                       (or Life-of-Class,       (or Life-of-Class,
                                                                            if Less)                 if Less)
---------------- -------------------------- ----------------------- ------------------------- -----------------------
---------------- ------------ ------------- ----------- ----------- ----------- ------------- ---------- ------------
                 After        Without       After       Without     After       Without       After      Without
                 Sales                      Sales       Sales       Sales                     Sales      Sales
                 Charge       Sales Charge  Charge      Charge      Charge      Sales Charge  Charge     Charge
---------------- ------------ ------------- ----------- ----------- ----------- ------------- ---------- ------------
---------------- ------------ ------------- ----------- ----------- ----------- ------------- ---------- ------------
Class A1           71.33%        79.87%       1.96%       7.05%       4.29%        5.31%        5.53%       6.05%
---------------- ------------ ------------- ----------- ----------- ----------- ------------- ---------- ------------
---------------- ------------ ------------- ----------- ----------- ----------- ------------- ---------- ------------
Class B            51.84%2      51.84%2       1.17%       6.14%       4.21%        4.52%       4.94%2      4.94%2
---------------- ------------ ------------- ----------- ----------- ----------- ------------- ---------- ------------
---------------- ------------ ------------- ----------- ----------- ----------- ------------- ---------- ------------
Class C            34.62%3      34.62%3       5.15%       6.14%       4.52%3       4.52%3      4.70%3      4.70%3
---------------- ------------ ------------- ----------- ----------- ----------- ------------- ---------- ------------
---------------- ------------ ------------- ----------- ----------- ----------- ------------- ---------- ------------
Class N            2.21%4        3.18%4        N/A         N/A         N/A          N/A          N/A         N/A
---------------- ------------ ------------- ----------- ----------- ----------- ------------- ---------- ------------
---------------- ------------ ------------- ----------- ----------- ----------- ------------- ---------- ------------
Class Y             N/A5        18.36%5        N/A        7.30%        N/A5        4.69%5        N/A         N/A
---------------- ------------ ------------- ----------- ----------- ----------- ------------- ---------- ------------
1. Inception of Class A:  4/15/88.
2.  Inception of Class B:  5/3/93.  Because  Class B shares  convert to Class A shares 72 months after  purchase,  the  "life-of-class"
return for Class B shares uses Class A performance for the period after conversion.
3. Inception of Class C:  7/11/95.
4. Inception of Class N: 3/1/01.
5. Inception of Class Y:  4/27/98.

         |X| Lipper  Rankings.  From time to time the Fund may  publish  the  ranking of the  performance  of its  classes of shares by
Lipper, Inc. ("Lipper").  Lipper is a widely-recognized  independent mutual fund monitoring service. Lipper monitors the performance of regulated investment  companies,  including the Fund, and ranks their performance for various periods in categories based on investment styles.  The Lipper  performance  rankings are based on total returns that include the reinvestment of capital gain  distributions  and income  dividends  but do not take  sales  charges or taxes into  consideration.  Lipper  also  publishes  "peer-group"  indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

              o  Morningstar  Ratings  and  Rankings.  From time to time the Fund may  publish  the  ranking  and/or star rating of the performance of its classes of shares by Morningstar,  Inc., an independent mutual fund monitoring service.  Morningstar rates and ranks mutual funds in broad investment  categories:  domestic stock funds,  international stock funds,  taxable bond funds and municipal bond funds. The Fund is included in the taxable bond funds category.

         Morningstar  proprietary star rankings reflect historical  risk-adjusted  total investment return. For each fund with at least a three-year  history,  Morningstar  calculates a Morningstar  RatingTM  metric each month by  subtracting  the return on a 90-day U.S.
Treasury Bill from the fund's  load-adjusted  return for the same period,  and then  adjusting this excess return for risk. The top 10%
of funds in each broad asset  class  receive 5 stars,  the next 22.5%  receive 4 stars,  the next 35%  receive 3 stars,  the next 22.5%
receive 2 stars and the bottom 10% receive 1 star.  The Overall  Morningstar  Rating for a fund is derived  from a weighted  average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Ratings metrics.

         The Fund may also  compare its total return  ranking to that of other funds in its  Morningstar  category,  in addition to its star rating.  Those total return  rankings  are  percentages  from one percent to one hundred  percent and are not  risk-adjusted.  For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

         |X|  Performance  Rankings and Comparisons by Other Entities and  Publications.  From time to time the Fund may include in its advertisements  and sales literature  performance  information about the Fund cited in newspapers and other periodicals such as The New
York Times,  The Wall Street Journal,  Barron's,  or similar  publications.  That information may include  performance  quotations from other sources,  including  Lipper and  Morningstar.  The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other  investments,  and averages,  performance  rankings or other benchmarks  prepared by recognized mutual fund statistical services.

         Investors  may also wish to compare  the  returns  on the Fund's  share  classes  to the  return on  fixed-income  investments available from banks and thrift institutions.  Those include  certificates of deposit,  ordinary  interest-paying  checking and savings accounts,  and other forms of fixed or variable time deposits,  and various other  instruments  such as Treasury  bills.  However,  the
Fund's  returns and share price are not  guaranteed  or insured by the FDIC or any other agency and will  fluctuate  daily,  while bank depository  obligations  may be insured by the FDIC and may  provide  fixed  rates of return.  Repayment  of  principal  and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

         From time to time, the Fund may publish  rankings or ratings of the Manager or Transfer  Agent,  and of the investor  services provided by them to shareholders of the Oppenheimer funds, other than performance  rankings of the Oppenheimer funds themselves.  Those ratings or rankings of shareholder and investor  services by third parties may include  comparisons of their services to those provided by other  mutual  fund  families  selected  by the rating or ranking  services.  They may be based upon the  opinions  of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

         From time to time,  the Fund may  include  in its  advertisements  and sales  literature  the total  return  performance  of a hypothetical  investment  account that includes shares of the fund and other Oppenheimer  funds. The combined account may be part of an illustration of an asset  allocation model or similar  presentation.  The account  performance may combine total return  performance of the fund and the total return  performance of other  Oppenheimer  funds included in the account.  Additionally,  from time to time, the
Fund's  advertisements  and sales  literature  may  include,  for  illustrative  or  comparative  purposes,  statistical  data or other information about general or specific market and economic conditions. That may include, for example,

o        information about the performance of certain securities or commodities markets or segments of those markets,
o        information about the performance of the economies of particular countries or regions,
o        the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o        the availability of different types of securities or offerings of securities,
o        information relating to the gross national or gross domestic product of the United States or other countries or regions,
o        comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

A B O U T   Y O U R   A C C O U N T

How to Buy Shares

Additional  information  is  presented  below about the methods  that can be used to buy shares of the Fund.  Appendix C contains  more information  about the special  sales charge  arrangements  offered by the Fund,  and the  circumstances  in which sales charges may be reduced or waived for certain classes of investors.

AccountLink.  When shares are  purchased  through  AccountLink,  each  purchase  must be at least $25.  Shares will be purchased on the regular  business day the  Distributor  is  instructed  to initiate the Automated  Clearing  House ("ACH")  transfer to buy the shares.
Dividends  will begin to accrue on shares  purchased  with the proceeds of ACH transfers on the business day the Fund receives  federal funds for the purchase  through the ACH system before the close of The New York Stock  Exchange.  The Exchange  normally closes at 4:00
P.M.,  but may close earlier on certain  days.  If federal  funds are received on a business day after the close of the  Exchange,  the shares will be purchased  and  dividends  will begin to accrue on the next regular  business  day.  The proceeds of ACH  transfers  are normally  received by the Fund 3 days after the transfers are  initiated.  The  Distributor  and the Fund are not  responsible  for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of
Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this
Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

|X| Right of Accumulation.  To qualify for the lower sales charge rates that apply to larger purchases of Class A shares,  you and your spouse can add together:

o        Class A and Class B shares you purchase for your  individual  accounts  (including  IRAs and 403(b) plans),  or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o        Current  purchases of Class A and Class B shares of the Fund and other  Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o        Class A and Class B shares of Oppenheimer funds you previously  purchased  subject to an initial or contingent  deferred sales charge to reduce the sales charge rate for current  purchases of Class A shares,  provided that you still hold your investment in one of the Oppenheimer funds.

         A fiduciary can count all shares  purchased for a trust,  estate or other  fiduciary  account  (including one or more employee benefit plans of the same employer) that has multiple  accounts.  The Distributor will add the value, at current offering price, of the shares you  previously  purchased and currently own to the value of current  purchases to determine the sales charge rate that applies.
The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

         |X| The Oppenheimer  Funds. The Oppenheimer  funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:

Oppenheimer Bond Fund                                          Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund                          Oppenheimer New York Municipal Fund
Oppenheimer Capital Appreciation Fund                          Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Preservation Fund                          Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund                                Oppenheimer Quest Balanced Value Fund
Oppenheimer Champion Income Fund                               Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Concentrated Growth Fund                           Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Convertible Securities Fund                        Oppenheimer Quest Opportunity Value Fund
Oppenheimer Developing Markets Fund                            Oppenheimer Quest Value Fund, Inc.
Oppenheimer Disciplined Allocation Fund                        Oppenheimer Real Asset Fund
Oppenheimer Discovery Fund                                     Oppenheimer Real Estate Fund
Oppenheimer Emerging Growth Fund                               Oppenheimer Rochester National Municipals
Oppenheimer Emerging Technologies Fund                         Oppenheimer Senior Floating Rate Fund
Oppenheimer Enterprise Fund                                    Oppenheimer Small Cap Value Fund
Oppenheimer Europe Fund                                        Oppenheimer Special Value Fund
Oppenheimer Global Fund                                        Oppenheimer Strategic Income Fund
Oppenheimer Global Growth & Income Fund                        Oppenheimer Total Return Fund, Inc.
Oppenheimer Gold & Special Minerals Fund                       Oppenheimer Trinity Core Fund
Oppenheimer Growth Fund                                        Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer High Yield Fund                                    Oppenheimer Trinity Value Fund
Oppenheimer Intermediate Municipal Fund                        Oppenheimer U.S. Government Trust
Oppenheimer International Bond Fund                            Oppenheimer Value Fund
Oppenheimer International Growth Fund                          Limited-Term New York Municipal Fund
Oppenheimer International Small Company Fund                   Rochester Fund Municipals
Oppenheimer Limited-Term Government Fund                       OSM1- Gartmore Millennium Growth Fund II
Oppenheimer Main Street Growth & Income Fund                   OSM1 - Jennison Growth Fund
Oppenheimer Main Street Opportunity Fund                       OSM1 - Mercury Advisors S&P 500 Index
Oppenheimer Main Street Small Cap Fund                         OSM1 - Mercury Advisors Focus Growth Fund
Oppenheimer MidCap Fund                                        OSM1 - QM Active Balanced Fund
Oppenheimer Multiple Strategies Fund                           OSM1 - Salomon Brothers Capital Fund

and the following money market funds:
Centennial America Fund, L. P.                                 Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust                         Centennial Tax Exempt Trust
Centennial Government Trust                                    Oppenheimer Cash Reserves
Centennial Money Market Trust                                  Oppenheimer Money Market Fund, Inc.

1"OSM" stands for Oppenheimer Select Managers

         There is an initial  sales charge on the purchase of Class A shares of each of the  Oppenheimer  funds except the money market funds. Under certain circumstances described in this Statement of Additional  Information,  redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters  of  Intent.  Under a Letter  of  Intent,  if you  purchase  Class A shares or Class A and Class B shares of the Fund and other
Oppenheimer  funds during a 13-month  period,  you can reduce the sales  charge rate that applies to your  purchases of Class A shares.
The total amount of your  intended  purchases of both Class A and Class B shares will  determine  the reduced sales charge rate for the
Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

         A Letter of Intent is an investor's  statement in writing to the  Distributor  of the intention to purchase  Class A shares or
Class A and Class B shares of the Fund (and other Oppenheimer  funds) during a 13-month period (the "Letter of Intent period").  At the investor's  request,  this may include  purchases made up to 90 days prior to the date of the Letter.  The Letter states the investor's intention to make the aggregate  amount of purchases of shares which,  when added to the investor's  holdings of shares of those funds, will equal or exceed the amount  specified in the Letter.  Purchases  made by  reinvestment  of dividends or  distributions  of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

         A Letter  enables an investor to count the Class A and Class B shares  purchased  under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other  Oppenheimer  funds) that applies under the Right of  Accumulation to current  purchases of Class A shares.  Each purchase of Class A shares under the Letter will be made at the offering  price  (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

         In submitting a Letter, the investor makes no commitment to purchase shares.  However,  if the investor's  purchases of shares within the Letter of Intent period,  when added to the value (at offering  price) of the investor's  holdings of shares on the last day of that period, do not equal or exceed the intended  purchase amount,  the investor agrees to pay the additional amount of sales charge applicable  to such  purchases.  That amount is  described in "Terms of Escrow,"  below (those terms may be amended by the  Distributor from time to time).  The investor  agrees that shares equal in value to 5% of the  intended  purchase  amount will be held in escrow by the  Transfer  Agent  subject  to the Terms of Escrow.  Also,  the  investor  agrees to be bound by the terms of the  Prospectus,  this
Statement of Additional  Information and the Application used for a Letter of Intent.  If those terms are amended,  as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those  amendments will apply  automatically  to existing Letters of Intent.

         If the total eligible  purchases made during the Letter of Intent period do not equal or exceed the intended  purchase amount, the  commissions  previously  paid to the dealer of record for the account and the amount of sales charge  retained by the  Distributor will be adjusted to the rates  applicable to actual total  purchases.  If total eligible  purchases  during the Letter of Intent period exceed the intended  purchase  amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the
Prospectus,  the sales  charges  paid will be  adjusted  to the lower rate.  That  adjustment  will be made only if and when the dealer returns to the  Distributor the excess of the amount of commissions  allowed or paid to the dealer over the amount of commissions  that apply to the actual  amount of  purchases.  The excess  commissions  returned to the  Distributor  will be used to purchase  additional shares  for the  investor's  account  at the net asset  value per share in  effect  on the date of such  purchase,  promptly  after the
Distributor's receipt thereof.

         The  Transfer  Agent  will not hold  shares in escrow  for  purchases  of  shares of the Fund and other  Oppenheimer  funds by
OppenheimerFunds  prototype  401(k) plans under a Letter of Intent.  If the intended  purchase  amount under a Letter of Intent entered into by an  OppenheimerFunds  prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period,  there will be no adjustment of  commissions  paid to the  broker-dealer  or financial  institution of record for accounts held in the name of that plan.

         In determining  the total amount of purchases made under a Letter,  shares  redeemed by the investor prior to the  termination of the Letter of Intent  period will be deducted.  It is the  responsibility  of the dealer of record and/or the investor to advise the
Distributor  about the  Letter in placing  any  purchase  orders for the  investor  during  the  Letter of Intent  period.  All of such purchases must be made through the Distributor.

         |X| Terms of Escrow That Apply to Letters of Intent.

              1. Out of the initial  purchase (or  subsequent  purchases if necessary)  made  pursuant to a Letter,  shares of the Fund equal in value up to 5% of the intended  purchase  amount  specified in the Letter shall be held in escrow by the Transfer  Agent.  For example,  if the  intended  purchase  amount is $50,000,  the escrow  shall be shares  valued in the amount of $2,500  (computed at the public offering price adjusted for a $50,000  purchase).  Any dividends and capital gains  distributions on the escrowed shares will be credited to the investor's account.

              2. If the total minimum  investment  specified under the Letter is completed within the  thirteen-month  Letter of Intent period, the escrowed shares will be promptly released to the investor.

              3. If, at the end of the thirteen-month  Letter of Intent period the total purchases pursuant to the Letter are less than the intended  purchase  amount  specified in the Letter,  the investor must remit to the  Distributor an amount equal to the difference between  the dollar  amount of sales  charges  actually  paid and the amount of sales  charges  which would have been paid if the total amount  purchased  had been made at a single  time.  That  sales  charge  adjustment  will apply to any  shares  redeemed  prior to the completion of the Letter.  If the  difference in sales charges is not paid within twenty days after a request from the  Distributor  or the dealer,  the Distributor  will,  within sixty days of the expiration of the Letter,  redeem the number of escrowed shares necessary to realize such difference in sales charges.  Full and fractional  shares remaining after such redemption will be released from escrow.
If a request is received to redeem  escrowed  shares prior to the payment of such  additional  sales  charge,  the sales charge will be withheld from the redemption proceeds.

              4. By signing the Letter, the investor  irrevocably  constitutes and appoints the Transfer Agent as  attorney-in-fact  to surrender for redemption any or all escrowed shares.

              5. The shares  eligible  for purchase  under the Letter (or the holding of which may be counted  toward  completion  of a
Letter) include:

(a)      Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)      Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)      Class A or Class B shares  acquired by exchange of either (1) Class A shares of one of the other  Oppenheimer  funds that were acquired  subject to a Class A initial or  contingent  deferred  sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

              6. Shares held in escrow  hereunder  will  automatically  be exchanged for shares of another fund to which an exchange is requested,  as described in the section of the Prospectus  entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset  Builder  Plans.  To establish an Asset Builder Plan to buy shares  directly  from a bank account,  you must enclose a check (the minimum is $25) for the initial  purchase  with your  application.  Shares  purchased by Asset Builder Plan payments from bank accounts are subject to the redemption  restrictions  for recent purchases  described in the Prospectus.  Asset Builder Plans are available only if your bank is an ACH member.  Asset Builder  Plans may not be used to buy shares for  OppenheimerFunds  employer-sponsored  qualified retirement  accounts.  Asset  Builder Plans also enable  shareholders  of  Oppenheimer  Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

         If you make payments from your bank account to purchase shares of the Fund,  your bank account will be debited  automatically.
Normally  the debit will be made two  business  days prior to the  investment  dates you  selected  on your  Application.  Neither  the
Distributor,  the Transfer Agent nor the Fund shall be responsible  for any delays in purchasing  shares that result from delays in ACH transmissions.

         Before you establish  Asset Builder  payments,  you should  obtain a prospectus  of the selected  fund(s) from your  financial advisor (or the Distributor ) and request an application from the  Distributor.  Complete the application and return it. You may change the amount of your Asset  Builder  payment or you can  terminate  these  automatic  investments  at any time by writing to the Transfer
Agent. The Transfer Agent requires a reasonable  period  (approximately  10 days) after receipt of your instructions to implement them.
The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement  Plans.  Certain  types of retirement  plans are entitled to purchase  shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix C to this Statement of Additional  Information.  Certain special sales charge arrangements described in that Appendix apply to retirement  plans whose records are maintained on a daily  valuation  basis by Merrill Lynch Pierce
Fenner & Smith, Inc. ("Merrill Lynch") or an independent  record keeper that has a contract or special  arrangement with Merrill Lynch.
If on the date the plan sponsor signed the Merrill Lynch record keeping  service  agreement the plan has less than $3 million in assets
(other than assets  invested in money market funds)  invested in applicable  investments,  then the  retirement  plan may purchase only
Class B shares of the  Oppenheimer  funds.  Any retirement  plans in that category that currently  invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the plan's applicable investments reach $5 million.

Cancellation  of  Purchase  Orders.  Cancellation  of purchase  orders for the Fund's  shares (for  example,  when a purchase  check is returned to the Fund unpaid)  causes a loss to be incurred  when the net asset value of the Fund's shares on the  cancellation  date is less than on the  purchase  date.  That loss is equal to the amount of the decline in the net asset value per share  multiplied  by the number of shares in the purchase  order.  The investor is  responsible  for that loss. If the investor fails to compensate the Fund for the loss,  the  Distributor  will do so. The Fund may reimburse the  Distributor  for that amount by redeeming  shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares.  Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund.  However, each class has different  shareholder  privileges and features.  The net income  attributable to Class B, Class C or Class N shares and the dividends payable on Class B, Class C or Class N shares will be reduced by incremental  expenses borne solely by that class.  Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

         The  availability  of different  classes of shares permits an investor to choose the method of purchasing  shares that is more appropriate for the investor.  That may depend on the amount of the purchase,  the length of time the investor  expects to hold shares, and other  relevant  circumstances.  Class A shares  normally are sold subject to an initial sales  charge.  While Class B, Class C and
Class N shares have no initial sales charge,  the purpose of the deferred sales charge and  asset-based  sales charge on Class B, Class
C and Class N shares is the same as that of the initial sales charge on Class A shares - to  compensate  the  Distributor  and brokers, dealers and financial institutions that sell shares of the Fund.

         A  salesperson  who is entitled to receive  compensation  from his or her firm for selling  Fund shares may receive  different levels of compensation for selling one class of shares rather than another.

         The  Distributor  will not  accept any order in the  amount of  $500,000  or more for Class B shares or $1 million or more for
Class C shares on behalf of a single investor (not including dealer "street name" or omnibus  accounts).  That is because  generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

         |X| Class A Shares Subject to a Contingent Deferred Sales Charge. For purchases of Class A shares subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

         |X| Class B Conversion.  Under current  interpretations  of applicable federal income tax law by the Internal Revenue Service, the  conversion  of Class B shares to Class A shares after six years is not treated as a taxable  event for the  shareholder.  If those laws or the IRS  interpretation  of those laws should change,  the automatic  conversion  feature may be suspended.  In that event,  no further  conversions  of Class B shares would occur while that  suspension  remained in effect.  Although  Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes,  without the  imposition of a sales charge or fee, such exchange could  constitute a taxable event for the  shareholder,  and absent such exchange,  Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         |X| Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class
N shares contained in the prospectus, Class N shares also are offered to the following:

o        to all rollover IRAs,
o        to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans,
o        to all trustee-to-trustee IRA transfers,
o        to all 90-24 type 403(b) transfers,
o        to Group Retirement Plans (as defined in Appendix C to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o        to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o        to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is
                $500,000 or more,
o        to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and
o        to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

         The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:

o        purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds (other than rollovers from an
                OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o        purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of  Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the
                Oppenheimer funds), and
o        on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan made with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

         |X| Allocation of Expenses.  The Fund pays expenses related to its daily operations,  such as custodian fees,  Trustees' fees, transfer  agency fees,  legal fees and auditing  costs.  Those  expenses are paid out of the Fund's assets and are not paid directly by shareholders.  However,  those  expenses  reduce the net asset value of shares,  and therefore  are  indirectly  borne by  shareholders through their investment.

         The methodology for calculating the net asset value,  dividends and  distributions of the Fund's share classes  recognizes two types of expenses.  General  expenses  that do not pertain  specifically  to any one class are  allocated pro rata to the shares of all classes.  The allocation is based on the  percentage of the Fund's total assets that is  represented  by the assets of each class,  and then equally to each outstanding  share within a given class.  Such general expenses include  management fees,  legal,  bookkeeping and audit fees, printing and mailing costs of shareholder reports,  Prospectuses,  Statements of Additional Information and other materials for current shareholders,  fees to unaffiliated Trustees,  custodian expenses,  share issuance costs,  organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

         Other expenses that are directly  attributable to a particular class are allocated  equally to each  outstanding  share within that class.  Examples of such expenses  include  distribution and service plan (12b-1) fees,  transfer and shareholder  servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination  of Net Asset Values Per Share.  The net asset values per share of each class of shares of the Fund are  determined as of the close of business of The New York Stock  Exchange on each day that the Exchange is open.  The  calculation  is done by dividing the value of the Fund's net assets  attributable  to a class by the  number of shares of that  class  that are  outstanding.  The  Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example,  in case of weather  emergencies or on days falling before a holiday).  The  Exchange's  most recent annual  announcement  (which is subject to change) states that it will close on New Year's Day,  Presidents'  Day,  Martin Luther King,  Jr. Day,  Good Friday,  Memorial Day,  Independence  Day,  Labor Day,
Thanksgiving Day and Christmas Day. It may also close on other days.

         Dealers  other than  Exchange  members  may  conduct  trading in certain  securities  on days on which the  Exchange is closed
(including  weekends and U.S.  holidays) or after 4:00 P.M. on a regular  business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be  significantly  affected on such days when  shareholders may not purchase or redeem  shares.  Additionally,  trading on European and Asian stock  exchanges  and  over-the-counter  markets  normally is completed before the close of The New York Stock Exchange.

         Changes in the values of securities  traded on foreign  exchanges or markets as a result of events that occur after the prices of those  securities  are  determined,  but  before  the close of The New York  Stock  Exchange,  will not be  reflected  in the Fund's calculation  of its net asset  values that day unless the Manager  determines  that the event is likely to effect a material  change in the value of the security. If such determination is made, the Manager,  acting through an internal valuation committee,  will establish a valuation for such  security.  Some of the  securities  the Fund buys may not have readily  available  market  quotations.  For these securities,  the Board of Trustees has  authorized  the  Manager's  valuation  committee to establish  values for them.  All  valuation determinations by the valuation  committee are subject to the approval,  ratification and confirmation by the Board at its next ensuing meeting.

         |X|  Securities  Valuation.  The  Fund's  Board of  Trustees  has  established  procedures  for the  valuation  of the  Fund's securities. In general those procedures are as follows:

              o Equity securities traded on a U.S. securities exchange or on Nasdaq are valued as follows:

(1)      if last sale information is regularly  reported,  they are valued at the last reported sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, on that day, or
(2)      if last sale  information is not available on a valuation  date, they are valued at the last reported sale price preceding the valuation  date if it is within the spread of the closing "bid" and "asked"  prices on the  valuation  date or, if not,  at the closing "bid" price on the valuation date.

              o Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

(1)      at the last sale price available to the pricing service approved by the Board of Trustees, or
(2)      at the last sale price  obtained by the Manager from the report of the  principal  exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)      at the mean between the "bid" and "asked" prices  obtained from the principal  exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

              o Long-term  debt  securities  having a remaining  maturity in excess of 60 days are valued based on the mean between the
"bid" and "asked" prices  determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

              o The following  securities are valued at the mean between the "bid" and "asked" prices  determined by a pricing  service approved by the Fund's  Board of Trustees or obtained  by the Manager  from two active  market  makers in the  security on the basis of reasonable inquiry:

(1)      debt instruments that have a maturity of more than 397 days when issued,
(2)      debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)      non-money market debt  instruments that had a maturity of 397 days or less when issued and which have a remaining  maturity of
                     60 days or less.

              o The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

(1)      money market debt securities  held by a non-money  market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)      debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

              o If the  Manager is unable to locate two market  makers  willing to give  quotes,  a security  may be priced at the mean between the "bid" and "asked"  prices  provided by a single  active  market maker (which in certain  cases may be the "bid" price if no
"asked" price is available).

         In the case of U.S. government  securities,  mortgage-backed  securities,  corporate bonds and foreign government  securities, when last sale  information is not generally  available,  the Manager may use pricing services  approved by the Board of Trustees.  The pricing  service may use "matrix"  comparisons  to the prices for comparable  instruments on the basis of quality,  yield and maturity.
Other special factors may be involved (such as the tax-exempt  status of the interest paid by municipal  securities).  The Manager will monitor the accuracy of the pricing  services.  That  monitoring may include  comparing  prices used for portfolio  valuation to actual sales prices of selected securities.

         The closing prices in the London foreign  exchange  market on a particular  business day that are provided to the Manager by a bank,  dealer or pricing service that the Manager has determined to be reliable are used to value foreign  currency,  including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

         Puts,  calls,  and futures are valued at the last sale price on the principal  exchange on which they are traded or on Nasdaq, as  applicable,  as determined by a pricing  service  approved by the Board of Trustees or by the Manager.  If there were no sales that day,  they shall be valued at the last sale price on the  preceding  trading  day if it is within the spread of the  closing  "bid" and
"asked"  prices on the principal  exchange or on NASDAQ on the valuation  date. If not, the value shall be the closing bid price on the principal  exchange or on Nasdaq on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq,  it shall be valued by the mean between "bid" and "asked"  prices  obtained by the Manager from two active market  makers.  In certain cases that may be at the "bid" price if no "asked" price is available.

         When the Fund writes an option,  an amount  equal to the premium  received is included in the Fund's  Statement  of Assets and
Liabilities as an asset. An equivalent  credit is included in the liability  section.  The credit is adjusted  ("marked-to-market")  to reflect the current market value of the option.  In determining  the Fund's gain on  investments,  if a call or put written by the Fund is exercised,  the proceeds are increased by the premium  received.  If a call or put written by the Fund expires,  the Fund has a gain in the amount of the  premium.  If the Fund enters  into a closing  purchase  transaction,  it will have a gain or loss,  depending  on whether the premium received was more or less than the cost of the closing transaction.

         If the Fund  exercises a put it holds,  the amount the Fund  receives on its sale of the  underlying  investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting.  When a check is presented to the Bank for  clearance,  the Bank will ask the Fund to redeem a sufficient  number of full and  fractional  shares in the  shareholder's  account to cover the amount of the check.  This  enables  the  shareholder  to  continue receiving  dividends on those shares until the check is presented to the Fund.  Checks may not be presented  for payment at the offices of the Bank or the Fund's  custodian.  This  limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering  checkwriting  privileges at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

         In  choosing  to take  advantage  of the  Checkwriting  privilege,  by signing  the Account  Application  or by  completing  a
Checkwriting card, each individual who signs:

(1)      for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2)      for  accounts  for  corporations,  partnerships,  trusts and other  entities,  represents  that they are an  officer,  general partner,  trustee or other  fiduciary or agent,  as  applicable,  duly  authorized  to act on behalf of the  registered owner(s);
(3)      authorizes the Fund,  its Transfer  Agent and any bank through which the Fund's drafts  (checks) are payable to pay all checks drawn on the Fund  account of such  person(s)  and to redeem a  sufficient  amount of shares from that account to cover payment of each check;
(4)      specifically  acknowledges  that if they choose to permit checks to be honored if there is a single  signature on checks drawn against joint accounts, or accounts for corporations,  partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize  payment of that check and  redemption  from the account,  even if that account is registered in the names of more than one person or more than one  authorized  signature  appears on the
                Checkwriting card or the Application, as applicable;
(5)      understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6)      acknowledges  and agrees that neither the Fund nor its bank shall incur any liability  for that  amendment or  termination  of checkwriting  privileges  or for  redeeming  shares to pay checks  reasonably  believed by them to be  genuine,  or for returning or not paying checks that have not been accepted for any reason.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:

o        Class A shares  purchased  subject to an initial  sales charge or Class A shares on which a contingent  deferred  sales charge was paid, or

o        Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

         The  reinvestment  may be made without sales charge only in Class A shares of the Fund or any of the other  Oppenheimer  funds into which shares of the Fund are  exchangeable as described in "How to Exchange Shares" below.  Reinvestment  will be at the net asset value next computed after the Transfer Agent receives the  reinvestment  order.  The  shareholder  must ask the Transfer Agent for that privilege  at the time of  reinvestment.  This  privilege  does not apply to Class C,  Class N or Class Y shares.  The Fund may  amend, suspend or cease offering this  reinvestment  privilege at any time as to shares redeemed after the date of such amendment,  suspension or cessation.

         Any capital gain that was  realized  when the shares were  redeemed is taxable,  and  reinvestment  will not alter any capital gains  tax  payable  on that  gain.  If  there  has  been a  capital  loss on the  redemption,  some or all of the  loss may not be tax deductible,  depending on the timing and amount of the  reinvestment.  Under the Internal  Revenue Code, if the redemption  proceeds of
Fund shares on which a sales charge was paid are  reinvested in shares of the Fund or another of the  Oppenheimer  funds within 90 days of payment of the sales  charge,  the  shareholder's  basis in the shares of the Fund that were  redeemed may not include the amount of the sales  charge paid.  That would reduce the loss or increase the gain  recognized  from the  redemption.  However,  in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind." The Prospectus  states that payment for shares tendered for redemption is ordinarily made in cash.  However,  under certain  circumstances,  the Board of Trustees of the Fund may  determine  that it would be  detrimental  to the best  interests of the remaining  shareholders of the Fund to make payment of a redemption  order wholly or partly in cash. In that case, the Fund may pay the redemption  proceeds in whole or in part by a distribution  "in kind" of liquid  securities  from the portfolio of the Fund, in lieu of cash.

         The Fund has elected to be governed by Rule 18f-1 under the  Investment  Company Act.  Under that rule,  the Fund is obligated to redeem  shares  solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder.  If shares are redeemed in kind, the redeeming  shareholder might incur brokerage or other costs in selling the securities for cash.  The Fund will value  securities  used to pay  redemptions in kind using the same method the Fund uses to value its portfolio securities  described  above under  "Determination  of Net Asset  Values Per  Share."  That  valuation  will be made as of the time the redemption price is determined.

Involuntary  Redemptions.  The Fund's Board of Trustees  has the right to cause the  involuntary  redemption  of the shares held in any account if the  aggregate  net asset value of those  shares is less than $1,000 or such lesser  amount as the Board may fix.  The Board will not cause the  involuntary  redemption  of shares in an account if the  aggregate  net asset value of such shares has fallen below the stated minimum solely as a result of market  fluctuations.  If the Board exercises this right, it may also fix the requirements for any notice to be given to the  shareholders in question (not less than 30 days). The Board may  alternatively  set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different  registration  is not an event that  triggers  the payment of sales  charges.
Therefore,  shares are not subject to the payment of a  contingent  deferred  sales  charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute  assignment,  gift or bequest,  as long as it does not involve,  directly or indirectly,  a public sale of the shares.  When shares subject to a contingent  deferred sales charge are transferred,  the transferred  shares will remain subject to the contingent  deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

         If less than all shares held in an account are  transferred,  and some but not all shares in the account would be subject to a contingent  deferred  sales charge if redeemed at the time of transfer,  the priorities  described in the Prospectus  under "How to Buy
Shares" for the  imposition of the Class B, Class C or Class N contingent  deferred  sales charge will be followed in  determining  the order in which shares are transferred.

Distributions  From Retirement Plans.  Requests for distributions  from  OppenheimerFunds-sponsored  IRAs,  403(b)(7)  custodial plans,
401(k) plans or pension or profit-sharing plans should be addressed to "Trustee,  OppenheimerFunds  Retirement Plans," c/o the Transfer
Agent  at its  address  listed  in "How To Sell  Shares"  in the  Prospectus  or on the  back  cover of this  Statement  of  Additional
Information. The request must

(1)      state the reason for the distribution;
(2)      state the owner's awareness of tax penalties if the distribution is premature; and
(3)      conform to the requirements of the plan and the Fund's other redemption requirements.

         Participants (other than self-employed persons) in  OppenheimerFunds-sponsored  pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request  redemption of their accounts.  The plan  administrator or fiduciary must sign the request.

         Distributions  from pension and profit sharing plans are subject to special  requirements  under the Internal Revenue Code and certain  documents  (available from the Transfer  Agent) must be completed and submitted to the Transfer Agent before the  distribution may be made.  Distributions  from retirement  plans are subject to withholding  requirements  under the Internal  Revenue Code, and IRS
Form W-4P  (available  from the  Transfer  Agent)  must be  submitted  to the  Transfer  Agent with the  distribution  request,  or the distribution may be delayed.  Unless the shareholder has provided the Transfer Agent with a certified tax  identification  number,  the
Internal  Revenue Code requires that tax be withheld from any  distribution  even if the  shareholder  elects not to have tax withheld.
The Fund, the Manager, the Distributor,  and the Transfer Agent assume no responsibility to determine whether a distribution  satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special  Arrangements  for Repurchase of Shares from Dealers and Brokers.  The Distributor is the Fund's agent to repurchase its shares from authorized  dealers or brokers on behalf of their  customers.  Shareholders  should contact their broker or dealer to arrange this type of redemption.  The repurchase  price per share will be the net asset value next computed after the Distributor  receives an order placed by the dealer or broker.  However,  if the  Distributor  receives a repurchase  order from a dealer or broker after the close of
The New York Stock  Exchange on a regular  business  day, it will be  processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes.  Normally,  the Exchange closes at 4:00 P.M., but may do so earlier on some days.  Additionally,  the order must have been transmitted to and received by the Distributor  prior to its close of business that day (normally 5:00 P.M.).

         Ordinarily,  for accounts  redeemed by a broker-dealer  under this procedure,  payment will be made within three business days after the  shares  have been  redeemed  upon the  Distributor's  receipt of the  required  redemption  documents  in proper  form.  The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic  Withdrawal  and Exchange  Plans.  Investors  owning  shares of the Fund valued at $5,000 or more can  authorize the Transfer
Agent to redeem shares (having a value of at least $50)  automatically  on a monthly,  quarterly,  semi-annual or annual basis under an
Automatic  Withdrawal  Plan.  Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the  payment.  Automatic  withdrawals  of up to $1,500 per month may be  requested  by  telephone  if payments  are to be made by check payable to all  shareholders  of record.  Payments  must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.  Required minimum  distributions from  OppenheimerFunds-sponsored  retirement plans may not be arranged on this basis.

         Payments are normally made by check, but shareholders  having AccountLink  privileges (see "How To Buy Shares") may arrange to
have  Automatic   Withdrawal  Plan  payments   transferred  to  the  bank  account   designated  on  the  Account   Application  or  by
signature-guaranteed  instructions sent to the Transfer Agent.  Shares are normally  redeemed pursuant to an Automatic  Withdrawal Plan three business days before the payment  transmittal date you select in the Account  Application.  If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

         The Fund  cannot  guarantee  receipt of a payment on the date  requested.  The Fund  reserves  the right to amend,  suspend or discontinue  offering these plans at any time without prior notice.  Because of the sales charge  assessed on Class A share  purchases, shareholders should not make regular additional Class A share purchases while  participating in an Automatic  Withdrawal Plan. Class B,
Class C and Class N  shareholders  should not  establish  automatic  withdrawal  plans,  because  of the  potential  imposition  of the contingent  deferred sales charge on such withdrawals  (except where the Class B, Class C and Class N contingent  deferred sales charge is waived as described in Appendix C to this Statement of Additional Information).

         By requesting an Automatic  Withdrawal or Exchange Plan,  the  shareholder  agrees to the terms and  conditions  that apply to such plans, as stated below.  These provisions may be amended from time to time by the Fund and/or the Distributor.  When adopted,  any amendments will automatically apply to existing Plans.

         |X| Automatic Exchange Plans.  Shareholders can authorize the Transfer Agent to exchange a pre-determined  amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly,  quarterly,  semi-annual or annual basis under an Automatic  Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25.  Instructions  should be provided on the  OppenheimerFunds  Application or  signature-guaranteed  instructions.  Exchanges made under these plans are subject to the  restrictions  that apply to exchanges as set forth in "How to Exchange  Shares" in the  Prospectus  and below in this Statement of
Additional Information.

         |X|  Automatic  Withdrawal  Plans.  Fund shares will be redeemed as necessary to meet  withdrawal  payments.  Shares  acquired without a sales charge will be redeemed  first.  Shares  acquired with  reinvested  dividends and capital gains  distributions  will be redeemed next,  followed by shares acquired with a sales charge,  to the extent necessary to make withdrawal  payments.  Depending upon the amount  withdrawn,  the investor's  principal may be depleted.  Payments made under these plans should not be considered as a yield or income on your investment.

         The  Transfer  Agent  will  administer  the  investor's  Automatic  Withdrawal  Plan  as  agent  for the  shareholder(s)  (the
"Planholder") who executed the Plan  authorization and application  submitted to the Transfer Agent.  Neither the Fund nor the Transfer
Agent shall incur any liability to the  Planholder  for any action taken or not taken by the Transfer Agent in good faith to administer the Plan.  Share  certificates  will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the  Planholder on the records of the Fund. Any share  certificates  held by a Planholder may be surrendered  unendorsed to the Transfer Agent with the Plan  application so that the shares  represented by the  certificate may be held under the Plan.

         For accounts subject to Automatic  Withdrawal Plans,  distributions of capital gains must be reinvested in shares of the Fund, which  will be done at net  asset  value  without  a sales  charge.  Dividends  on shares  held in the  account  may be paid in cash or reinvested.

         Shares will be redeemed to make  withdrawal  payments at the net asset  value per share  determined  on the  redemption  date.
Checks or AccountLink  payments  representing the proceeds of Plan  withdrawals will normally be transmitted  three business days prior to the date selected for receipt of the payment,  according to the choice  specified in writing by the  Planholder.  Receipt of payment on the date selected cannot be guaranteed.

         The  amount and the  interval  of  disbursement  payments  and the  address  to which  checks are to be mailed or  AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent.  The Planholder  should allow at least two weeks' time after mailing such  notification for the requested  change to be put in effect.  The Planholder may, at any time, instruct the  Transfer  Agent by written  notice to redeem all, or any part of, the shares held under the Plan.  That notice must be in proper form in accordance  with the  requirements  of the  then-current  Prospectus of the Fund. In that case,  the Transfer Agent will redeem  the  number of shares  requested  at the net asset  value  per share in effect  and will mail a check for the  proceeds  to the
Planholder.

         The Planholder  may terminate a Plan at any time by writing to the Transfer  Agent.  The Fund may also give  directions to the
Transfer  Agent to terminate a Plan.  The Transfer  Agent will also  terminate a Plan upon its receipt of evidence  satisfactory  to it that the Planholder has died or is legally  incapacitated.  Upon  termination of a Plan by the Transfer Agent or the Fund,  shares that have  not  been  redeemed  will be  held in  uncertificated  form  in the  name of the  Planholder.  The  account  will  continue  as a dividend-reinvestment,  uncertificated  account  unless and until proper  instructions  are received  from the  Planholder,  his or her executor or guardian, or another authorized person.

         To use shares held under the Plan as collateral for a debt,  the  Planholder  may request  issuance of a portion of the shares in certificated  form.  Upon written  request from the  Planholder,  the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However,  should such uncertificated  shares become exhausted,
Plan withdrawals will terminate.

         If the Transfer  Agent ceases to act as transfer  agent for the Fund,  the  Planholder  will be deemed to have  appointed  any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus,  shares of a particular  class of Oppenheimer  funds having more than one class of shares may be exchanged only for shares of the same class of other  Oppenheimer  funds.  Shares of  Oppenheimer  funds that have a single class without a class designation  are deemed  "Class A" shares for this  purpose.  You can obtain a current list showing  which funds offer which classes by calling the Distributor at 1.800.525.7048.

o        All of the Oppenheimer funds currently offer Class A, B and C shares except  Oppenheimer  Money Market Fund, Inc.,  Centennial
     Money Market Trust,  Centennial Tax Exempt Trust,  Centennial Government Trust,  Centennial New York Tax Exempt Trust,  Centennial
     California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.
o        Class B, Class C and Class N shares of  Oppenheimer  Cash  Reserves are  generally  available  only by exchange  from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o        Only certain  Oppenheimer  funds  currently  offer Class Y shares.  Class Y shares of  Oppenheimer  Real Asset Fund may not be exchanged for shares of any other fund.
o        Only certain  Oppenheimer  funds  currently offer Class N shares,  which are only offered to retirement  plans as described in the Prospectus. Class N shares can be exchanged only for Class N shares of other Oppenheimer funds.
o        Class M shares of  Oppenheimer  Convertible  Securities  Fund may be  exchanged  only for Class A shares of other  Oppenheimer funds.  They may not be  acquired  by  exchange of shares of any class of any other  Oppenheimer  funds  except  Class A shares of
     Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o        Class X shares of Limited Term New York  Municipal Fund can be exchanged  only for Class B shares of other  Oppenheimer  funds and no exchanges may be made to Class X shares.
o        Shares of  Oppenheimer  Capital  Preservation  Fund may not be exchanged for shares of  Oppenheimer  Money Market Fund,  Inc.,
     Oppenheimer Cash Reserves or Oppenheimer  Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer  Capital  Preservation  Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.
o        Class A shares of Oppenheimer  Senior  Floating Rate Fund are not available by exchange of shares of Oppenheimer  Money Market
     Fund or Class A shares  of  Oppenheimer  Cash  Reserves.  Shares  of  Oppenheimer  Senior  Floating  Rate Fund may only be sold or exchanged in a quarterly  repurchase  offer.  If any Class A shares of another  Oppenheimer  fund that are  exchanged  for Class A shares of  Oppenheimer  Senior  Floating  Rate Fund are  subject  to the Class A  contingent  deferred  sales  charge of the other
     Oppenheimer fund at the time of exchange,  the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer  Senior  Floating Rate Fund acquired in the exchange.  The Class A shares of Oppenheimer  Senior
     Floating  Rate Fund  acquired  in that  exchange  will be subject to the Class A Early  Withdrawal  Charge of  Oppenheimer  Senior
     Floating Rate Fund if they are repurchased before the expiration of the holding period.
o        Class A, Class B, Class C, Class N and Class Y Shares of  Oppenheimer  Select  Managers  Mercury  Advisors  S&P Index Fund and
     Oppenheimer  Select  Managers QM Active  Balanced Fund are only  available to retirement  plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.

         Class A shares of  Oppenheimer  funds may be  exchanged  at net asset value for shares of any money market fund offered by the
Distributor.  Shares of any money  market fund  purchased  without a sales  charge may be  exchanged  for shares of  Oppenheimer  funds offered with a sales charge upon payment of the sales charge.  They may also be used to purchase  shares of  Oppenheimer  funds subject to an early withdrawal charge or contingent deferred sales charge.

         Shares of Oppenheimer  Money Market Fund, Inc.  purchased with the redemption  proceeds of shares of other mutual funds (other than funds  managed by the  Manager or its  subsidiaries)  redeemed  within the 30 days  prior to that  purchase  may  subsequently  be exchanged for shares of other Oppenheimer  funds without being subject to an initial sales charge or contingent  deferred sales charge.
To qualify for that privilege,  the investor or the investor's  dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased.  If requested,  they must supply proof of entitlement to this privilege.

         Shares of the Fund acquired by  reinvestment of dividends or  distributions  from any of the other  Oppenheimer  funds or from any unit investment trust for which  reinvestment  arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

         The Fund may amend,  suspend or terminate  the exchange  privilege at any time.  Although the Fund may impose these changes at any time,  it will provide you with notice of those changes  whenever it is required to do so by applicable  law. It may be required to provide 60 days notice  prior to  materially  amending or  terminating  the exchange  privilege.  That 60 day notice is not required in extraordinary circumstances.

         |X| How Exchanges Affect  Contingent  Deferred Sales Charges.  No contingent  deferred sales charge is imposed on exchanges of shares of any class  purchased  subject to a contingent  deferred sales charge.  However,  when Class A shares  acquired by exchange of
Class A shares of other  Oppenheimer  funds  purchased  subject to a Class A contingent  deferred  sales charge are redeemed  within 18 months of the end of the calendar  month of the initial  purchase of the  exchanged  Class A shares,  the Class A  contingent  deferred sales charge is imposed on the redeemed shares.  The Class B contingent  deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares.  The Class C contingent  deferred sales  charge is imposed on Class C shares  acquired by exchange if they are redeemed  within 12 months of the initial  purchase of the exchanged  Class C shares.  The Class N contingent  deferred sales charge is imposed on Class N shares acquired by exchange if they are redeemed within eighteen (18) months of the initial purchase of the exchanged Class N shares.

         When Class B, Class C or Class N shares are redeemed to effect an exchange,  the  priorities  described in "How To Buy Shares"
in the  Prospectus  for the  imposition  of the Class B, Class C or the Class N  contingent  deferred  sales charge will be followed in determining  the order in which the shares are  exchanged.  Before  exchanging  shares,  shareholders  should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

         Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

         |X| Limits on  Multiple  Exchange  Orders.  The Fund  reserves  the right to reject  telephone  or written  exchange  requests submitted in bulk by anyone on behalf of more than one  account.  The Fund may accept  requests for  exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

         |X| Telephone  Exchange  Requests.  When exchanging  shares by telephone,  a shareholder  must have an existing account in the fund to which the exchange is to be made.  Otherwise,  the investors must obtain a Prospectus of that fund before the exchange  request may be  submitted.  If all  telephone  lines  are  busy  (which  might  occur,  for  example,  during  periods  of  substantial  market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         |X|  Processing  Exchange  Requests.  Shares to be  exchanged  are redeemed on the regular  business  day the  Transfer  Agent receives an exchange request in proper form (the "Redemption Date").  Normally,  shares of the fund to be acquired are purchased on the
Redemption  Date,  but such  purchases  may be  delayed  by either  fund up to five  business  days if it  determines  that it would be disadvantaged  by an immediate  transfer of the redemption  proceeds.  The Fund reserves the right,  in its  discretion,  to refuse any exchange request that may disadvantage it. For example,  if the receipt of multiple  exchange  requests from a dealer might require the disposition  of  portfolio  securities  at a time or at a price  that  might be  disadvantageous  to the Fund,  the Fund may refuse the request.

         When you exchange some or all of your shares from one fund to another,  any special  account  feature such as an Asset Builder
Plan or Automatic  Withdrawal  Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special  redemption  and exchange  features such as Automatic  Exchange Plans and Automatic  Withdrawal  Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

         In  connection  with any  exchange  request,  the  number of shares  exchanged  may be less than the number  requested  if the exchange or the number requested would include shares subject to a restriction  cited in the  Prospectus or this  Statement of Additional  Information,  or would include  shares  covered by a share certificate that is not tendered with the request.  In those cases, only the shares available for exchange without  restriction will be exchanged.

         The  different  Oppenheimer  funds  available  for exchange  have  different  investment  objectives,  policies  and risks.  A shareholder  should assure that the fund selected is appropriate for his or her investment and should be aware of the tax  consequences of an exchange.  For federal  income tax  purposes,  an exchange  transaction  is treated as a  redemption  of shares of one fund and a purchase of shares of another.  "Reinvestment  Privilege," above,  discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor,  and the Transfer Agent are unable to provide  investment,  tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends  and  Distributions.  Dividends  will be payable on shares held of record at the time of the  previous  determination  of net asset  value,  or as  otherwise  described  in "How to Buy Shares."  Daily  dividends  will not be declared or paid on newly  purchased shares until such time as federal funds (funds  credited to a member  bank's  account at the Federal  Reserve Bank) are available  from the purchase  payment for such shares.  Normally,  purchase  checks  received from investors are converted to federal funds on the next business day. Shares  purchased  through dealers or brokers  normally are paid for by the third business day following the placement of the purchase order.

         Shares redeemed  through the regular  redemption  procedure will be paid dividends  through and including the day on which the redemption  request is received by the Transfer Agent in proper form.  Dividends will be declared on shares  repurchased by a dealer or broker for three business days  following the trade date (that is, up to and including the day prior to settlement of the  repurchase).
If all shares in an account are redeemed,  all dividends  accrued on shares of the same class in the account will be paid together with the redemption proceeds.

         The Fund has no fixed  dividend  rate for Class B,  Class C,  Class N or Class Y shares,  and the rate can  change for Class A shares.  There can be no assurance as to the payment of any  dividends or the  realization  of any capital  gains.  The  dividends  and distributions  paid by a class of shares will vary from time to time  depending on market  conditions,  the  composition  of the Fund's portfolio,  and expenses borne by the Fund or borne  separately by a class.  Dividends are  calculated in the same manner,  at the same time,  and on the same day for each class of shares.  However,  dividends  on Class B,  Class C and Class N shares are  expected  to be lower than dividends on Class A and Class Y shares.  That is because of the effect of the asset-based  sales charge on Class B, Class C and Class N shares.  Those  dividends  will also differ in amount as a  consequence  of any  difference  in the net asset values of the different classes of shares.

         Dividends,  distributions  and proceeds of the redemption of Fund shares  represented by checks returned to the Transfer Agent by the Postal Service as undeliverable  will be invested in shares of Oppenheimer Money Market Fund, Inc.  Reinvestment will be made as promptly as possible after the return of such checks to the Transfer  Agent,  to enable the investor to earn a return on otherwise idle funds.  Unclaimed  accounts  may be  subject  to state  escheatment  laws,  and the Fund and the  Transfer  Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's  Dividends,  Distributions  and Redemptions of Shares.  The federal tax treatment of the Fund's  dividends and capital gains  distributions  is briefly  highlighted  in the  Prospectus.  The following is only a summary of certain  additional  tax considerations generally affecting the Fund and its shareholders.

         The tax discussion in the  Prospectus  and this Statement of Additional  Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional  Information.  Those laws and regulations  may be changed by legislative,  judicial, or administrative  action,  sometimes with retroactive  effect.  State and local tax treatment of ordinary income dividends and capital gain dividends from  regulated  investment  companies may differ from the treatment  under the Internal  Revenue Code described  below.
Potential  purchasers  of  shares  of the Fund are urged to  consult  their  tax  advisers  with  specific  reference  to their own tax circumstances as well as the consequences of  federal, state and local tax rules affecting an investment in the Fund.

         |X|  Qualification  as a Regulated  Investment  Company.  The Fund has elected to be taxed as a regulated  investment  company under  Subchapter M of the Internal Revenue Code of 1986, as amended.  As a regulated  investment  company,  the Fund is not subject to federal income tax on the portion of its investment  company taxable income (that is, taxable  interest,  dividends,  and other taxable ordinary  income net of expenses,  and net  short-term  capital gain in excess of long-term  capital  loss) and capital gain net income
(that is, the excess of net long-term  capital gains over net short-term  capital  losses) that it distributes  to  shareholders.  That qualification  enables the Fund to "pass through" its income and realized  capital gains to  shareholders  without having to pay tax on them.  This avoids a "double tax" on that income and capital  gains,  since  shareholders  normally  will be taxed on the dividends and capital gains they receive from the Fund (unless  their Fund shares are held in a retirement  account or the  shareholder  is otherwise exempt from tax). The Internal Revenue Code contains a number of complex tests relating to  qualification  that the Fund might not meet in a  particular  year.  If it did not  qualify as a regulated  investment  company,  the Fund would be treated for tax  purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

         To qualify as a regulated  investment company,  the Fund must distribute at least 90% of its investment company taxable income
(in brief, net investment  income and the excess of net short-term  capital gain over net long-term capital loss) for the taxable year.
The Fund must also satisfy certain other  requirements of the Internal Revenue Code, some of which are described  below.  Distributions by the Fund made during the taxable year or, under specified  circumstances,  within twelve months after the close of the taxable year, will be  considered  distributions  of income and gains for the  taxable  year and will  therefore  count  toward  satisfaction  of the above-mentioned requirement.

         To  qualify  as a  regulated  investment  company,  the Fund must  derive at least 90% of its  gross  income  from  dividends, interest,  certain  payments  with respect to  securities  loans,  gains from the sale or other  disposition  of stock or securities or foreign  currencies (to the extent such currency gains are directly related to the regulated  investment  company's  principal business of investing in stock or securities) and certain other income.

         In addition to satisfying the requirements  described above, the Fund must satisfy an asset  diversification  test in order to qualify as a regulated  investment  company.  Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's  assets  must  consist of cash and cash  items,  U.S.  government  securities,  securities  of other  regulated investment  companies,  and securities of other issuers.  As to each of those issuers,  the Fund must not have invested more than 5% of the value of the Fund's  total  assets in  securities  of each such issuer and the Fund must not hold more than 10% of the  outstanding voting  securities of each such issuer.  No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S.  government  securities  and securities of other  regulated  investment  companies),  or in two or more issuers which the Fund  controls and which are engaged in the same or similar  trades or  businesses.  For  purposes of this test,  obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

         |X| Excise Tax on Regulated  Investment  Companies.  Under the Internal  Revenue Code, by December 31 each year, the Fund must distribute  98% of its taxable  investment  income earned from January 1 through  December 31 of that year and 98% of its capital gains realized in the period from  November 1 of the prior year through  October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts  not  distributed.  It is  presently  anticipated  that the Fund will meet those  requirements.  To meet this requirement,  in certain circumstances the Fund might be required to liquidate portfolio  investments to make sufficient  distributions to avoid excise tax liability.  However,  the Board of Trustees and the Manager might  determine in a particular  year that it would be in the best interests of shareholders  for the Fund not to make such  distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

         |X| Taxation of Fund  Distributions.  The Fund anticipates  distributing  substantially all of its investment  company taxable income for each taxable year.  Those  distributions  will be taxable to  shareholders  as ordinary  income and treated as dividends for federal income tax purposes.

         Special  provisions of the Internal  Revenue Code govern the  eligibility of the Fund's  dividends for the  dividends-received deduction  for  corporate  shareholders.  Long-term  capital  gains  distributions  are not eligible for the  deduction.  The amount of dividends  paid by the Fund that may qualify for the deduction is limited to the  aggregate  amount of  qualifying  dividends  that the
Fund derives from portfolio  investments  that the Fund has held for a minimum period,  usually 46 days. A corporate  shareholder  will not be eligible for the  deduction on dividends  paid on Fund shares held for 45 days or less.  To the extent the Fund's  dividends are derived from gross income from option  premiums,  interest  income or short-term  gains from the sale of  securities or dividends  from foreign corporations,  those dividends will not qualify for the deduction.  Since it is anticipated that most of the Fund's income will be derived from interest it receives on its  investments,  the Fund does not anticipate  that its  distributions  will qualify for this deduction.

         The Fund may either retain or  distribute  to  shareholders  its net capital gain for each taxable  year.  The Fund  currently intends to distribute any such amounts.  If net long term capital gains are distributed and designated as a capital gain  distribution, it will be taxable to  shareholders  as long-term  capital gain. It does not matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

         If the Fund elects to retain its net capital  gain,  the Fund will be subject to tax on it at the 35%  corporate  tax rate. If the Fund elects to retain its net capital  gain,  it is expected  that the Fund also will elect to have  shareholders  of record on the last day of its  taxable  year  treated as if each  received a  distribution  of their pro rata share of such gain.  As a result,  each shareholder  will be  required to report his or her pro rata share of such gain on their tax return as  long-term  capital  gain,  will receive a  refundable  tax credit for his/her pro rata share of tax paid by the Fund on the gain,  and will  increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

         Investment  income that may be received by the Fund from sources  within  foreign  countries  may be subject to foreign  taxes withheld at the source.  The United  States has entered  into tax  treaties  with many foreign  countries  which  entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

         Distributions by the Fund that do not constitute  ordinary income dividends or capital gain  distributions  will be treated as a return of capital to the extent of the shareholder's  tax basis in their shares.  Any excess will be treated as gain from the sale of those  shares,  as  discussed  below.  Shareholders  will be  advised  annually  as to the U.S.  federal  income  tax  consequences  of distributions  made  (or  deemed  made)  during  the  year.  If prior  distributions  made by the Fund  must be  re-characterized  as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment  policies,  they will be identified as such in notices sent to shareholders.

         Distributions by the Fund will be treated in the manner described above  regardless of whether the  distributions  are paid in cash or  reinvested  in  additional  shares of the Fund (or of another  fund).  Shareholders  receiving a  distribution  in the form of additional  shares will be treated as receiving a  distribution  in an amount  equal to the fair market  value of the shares  received, determined as of the reinvestment date.

         The Fund will be required in certain  cases to withhold and remit to the U.S.  Treasury 31% of ordinary  income  dividends and capital gains  distributions  and the proceeds of the  redemption of shares,  paid to any  shareholder  (1) who has failed to provide a correct,  certified  taxpayer  identification  number,  (2) who is subject to backup  withholding  for failure to report the receipt of interest  or  dividend  income  properly,  or (3) who has failed to certify to the Fund that the  shareholder  is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

         |X| Tax Effects of Redemptions of Shares.  If a shareholder  redeems all or a portion of his/her shares,  the shareholder will recognize a gain or loss on the redeemed  shares in an amount equal to the difference  between the proceeds of the redeemed  shares and the  shareholder's  adjusted tax basis in the shares.  All or a portion of any loss  recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

         In general,  any gain or loss arising from the  redemption of shares of the Fund will be  considered  capital gain or loss, if the shares were held as a capital  asset.  It will be  long-term  capital  gain or loss if the shares were held for more than one year.
However,  any capital  loss arising from the  redemption  of shares held for six months or less will be treated as a long-term  capital loss to the extent of the amount of capital gain dividends  received on those shares.  Special  holding period rules under the Internal
Revenue Code apply in this case to determine the holding period of shares and there are limits on the  deductibility  of capital losses in any year.

         |X| Foreign  Shareholders.  Taxation of a shareholder who under United States law is a nonresident alien  individual,  foreign trust or estate,  foreign corporation,  or foreign partnership depends on whether the shareholder's income from the Fund is effectively connected with a U.S. trade or business carried on by such shareholder.

         If the income from the Fund is not effectively  connected with a U.S. trade or business  carried on by a foreign  shareholder, ordinary income dividends paid to such foreign  shareholder  will be subject to U.S.  withholding tax. The rate of the tax depends on a number of  factors.  If the  income  from the Fund is  effectively  connected  with a U.S.  trade or  business  carried on by a foreign shareholder,  then ordinary income dividends,  capital gain dividends,  and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of a foreign  non-corporate  shareholder,  the Fund may be required to withhold U.S.  federal income tax at a rate of 31% on  distributions  that are otherwise  exempt from  withholding tax (or taxable at a reduced treaty rate) unless the shareholder furnishes the Fund with proper notification of their foreign status.

         The tax  consequences  to a foreign  shareholder  entitled to claim the benefits of an applicable  tax treaty may be different from those  described  herein.  Foreign  shareholders  are urged to consult their own tax advisers with respect to the  particular  tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Dividend  Reinvestment  in  Another  Fund.  Shareholders  of the  Fund  may  elect to  reinvest  all  dividends  and/or  capital  gains distributions in shares of the same class of any of the other Oppenheimer  funds listed above.  Reinvestment will be made without sales charge at the net asset  value per share in effect at the close of business on the payable  date of the  dividend or  distribution.  To elect this option,  the  shareholder  must notify the Transfer Agent in writing and must have an existing  account in the fund selected for  reinvestment.  Otherwise the shareholder  first must obtain a prospectus for that fund and an application  from the Distributor to establish an account.  Dividends  and/or  distributions  from shares of certain other  Oppenheimer  funds (other than  Oppenheimer Cash
Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The  Distributor.  The Fund's shares are sold through  dealers,  brokers and other financial  institutions  that have a sales agreement with  OppenheimerFunds  Distributor,  Inc.,  a subsidiary  of the Manager that acts as the Fund's  Distributor.  The  Distributor  also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer  Agent.  OppenheimerFunds  Services,  the Fund's  Transfer  Agent,  is a division of the Manager.  It is  responsible  for maintaining  the Fund's  shareholder  registry and  shareholder  accounting  records,  and for paying  dividends and  distributions  to shareholders.  It also handles shareholder  servicing and administrative  functions.  It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder  servicing agent for the other Oppenheimer funds.  Shareholders  should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian.  The Bank of New York is the custodian of the Fund's assets. The custodian bank's responsibilities  include safeguarding and  controlling  the Fund's  portfolio  securities  and handling the delivery of such  securities to and from the Fund. It will be the practice of the Fund to deal with the custodian bank in a manner  uninfluenced by any banking  relationship the custodian bank may have with the Manager and its  affiliates.  The Fund's cash  balances  with the  custodian  bank in excess of $100,000 are not  protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent  Auditors.  Deloitte & Touche LLP are the independent  auditors of the Fund. They audit the Fund's financial statements and perform  other  related  audit  services.  They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
Oppenheimer Bond Fund:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Bond Fund, including the statement of investments, as of December
31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Bond Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP
---------------------------
Deloitte & Touche LLP

Denver, Colorado
January 23, 2002

STATEMENT OF INVESTMENTS December 31, 2001

                                                                                         Principal          Market
Value
                                                                                            Amount            See
Note 1
------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities--5.6%
AQ Finance NIM Trust, Home Equity Collateralized Mtg. Obligations,
Series 2001-3A, 8.835%, 2/25/32/1/                                                     $ 4,000,000           $
4,000,000
------------------------------------------------------------------------------------------------------------------------
LBFTC I, Home Equity Collateralized Mtg. Obligations,
Series 2000-1A, Cl. D, 10%, 2/25/30/2/                                                     901,468
886,538
------------------------------------------------------------------------------------------------------------------------
Lease Investment Flight Trust, Collateralized Plane Obligations,
Series 1A, Cl. D2, 8%, 7/15/31/1/                                                        3,150,000
1,260,000
------------------------------------------------------------------------------------------------------------------------
Liberte American Loan Master Trust, Collateralized Loan Obligations,
Series 1999-1A, Cl. D2, 7.162%, 11/25/06/1/,/3/                                          6,000,000
4,800,000
------------------------------------------------------------------------------------------------------------------------
Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates,
Series 2001-1A, Cl. A1, 8.33%, 4/25/31/1/                                                2,971,896
3,057,339
------------------------------------------------------------------------------------------------------------------------
Long Beach Asset Holdings Corp. NIM Trust, Home Equity Asset-Backed
Pass-Through Certificates, Series 2001-3, 7.87%, 9/25/31                                 4,275,535
4,251,486
------------------------------------------------------------------------------------------------------------------------
MSF Funding LLC, Collateralized Mtg. Obligations,
Series 2000-1, Cl. C, 9.45%, 7/25/07/1/,/3/                                                905,261
901,866
------------------------------------------------------------------------------------------------------------------------
NC Finance Trust, Collateralized Mtg. Obligations,
Series 1999-I, Cl. ECFD, 8.75%, 12/25/28                                                 2,838,124
2,613,735
------------------------------------------------------------------------------------------------------------------------
Option One Mortgage Securities Corp., Home Equity
Collateralized Mtg. Obligations:
Series 1999-1, Cl. CTFS, 10.06%, 3/26/29/1/                                              1,537,621
1,459,539
Series 1999-3, Cl. CTFS, 10.80%, 12/26/29                                                  860,818
834,053
------------------------------------------------------------------------------------------------------------------------
Seneca Funding I Ltd., Commercial Bond Obligations,
Cl. A, 4.843%, 5/31/29/3/                                                                4,060,000
2,966,845
------------------------------------------------------------------------------------------------------------------------
Tobacco Settlement Authority, Asset-Backed Securities,
Series 2001-A, 6.79%, 6/1/10                                                             1,400,000
1,376,375

-----------
Total Asset-Backed Securities (Cost $30,111,379)
28,407,776

------------------------------------------------------------------------------------------------------------------------
Corporate Loans--0.2%
Ferrell Cos., Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.924%, 6/17/06/1/,/3/ (Cost $880,594)                                          889,488
867,252

------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Obligations--88.5%
------------------------------------------------------------------------------------------------------------------------
Government Agency--69.6%
------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--69.3%
Federal Home Loan Mortgage Corp.:
9%, 3/1/17                                                                                 130,901
141,235
12.50%, 4/1/14                                                                               8,292
9,648
13.50%, 11/1/10                                                                             17,838
21,212
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg. Participation
Certificates:
Series 151, Cl. F, 9%, 5/15/21                                                             302,840
319,497
Series 1843, Cl. VB, 7%, 4/15/03                                                            56,886
57,989
Series 1849, Cl. VA, 6%, 12/15/10                                                           52,060
52,581
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Series 2054, Cl. TE, 6.25%, 4/15/24                     850,000
863,541
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-
Backed Security:
Series 192, Cl. IO, 9.768%, 2/1/28/4/                                                   32,400,591
7,619,202

                          12 | OPPENHEIMER BOND FUND

                                                                                         Principal          Market
Value
                                                                                            Amount            See
Note 1
-------------------------------------------------------------------------------------------------------------------------

FHLMC/FNMA/Sponsored Continued
Series 194, Cl. IO, 9.265%, 4/1/28/4/                                                 $ 24,207,052          $
5,968,551
Series 197, Cl. IO, 6.765%, 4/1/28/4/                                                    6,192,009
1,598,312
Series 202, Cl. IO, 7.264%, 4/1/29/4/                                                   20,318,854
5,181,308
Series 203, Cl. IO, 10.022%, 6/15/29/4/                                                  9,912,410
2,598,910
Series 204, Cl. IO, 12.517%, 5/15/29/4/                                                 32,379,076
8,469,152
Series 205, Cl. IO, 7.277%, 9/15/29/4/                                                   8,392,447
1,964,357
Series 206, Cl. IO, 20.217%, 12/15/29/4/                                                10,871,150
2,252,366
Series 207, Cl. IO, 8.765%, 4/15/30/4/                                                   8,881,103
1,826,177
Series 214, Cl. IO, 25.176%, 6/1/31/4/                                                  41,951,967
11,595,786
Series 303, Cl. IO, 15.082%, 11/1/29/4/                                                  3,565,214
741,453
------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment
Conduit Multiclass Certificates:
Series 1711, Cl. EA, 7%, 3/15/24                                                           200,000
205,936
Series 2351, Cl. EF, 6.50%, 12/15/24                                                    10,000,000
10,312,500
Series 2355, Cl. CQ, 6.50%, 7/15/26                                                      7,200,000
7,398,000
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 2/25/30/5/                                                                         127,000,000
124,181,870
6.50%, 1/25/28/5/                                                                      149,450,000
149,450,000
7%, 1/1/09--11/1/25                                                                        336,792
348,798
7.50%, 2/1/08--3/1/08                                                                      129,591
136,675
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations, Gtd
Real Estate Mtg. Investment Conduit Pass-Through Certificates, Trust
1992-34, Cl. G, 8%, 3/25/22/6/                                                             363,389
386,781
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Mtg. Pass-Through Certificates,
8%, 8/1/17                                                                                  83,466
87,921
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed
Security, Trust 311, Cl. 2, 9.321%, 6/1/304                                              6,211,118
1,626,537
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 299, Cl. 2, 18.035%, 5/1/28/4/                                                     2,921,507
698,879
Trust 313, Cl. 2, 13.31%, 6/25/31/4/                                                    14,718,473
4,029,182

------------

350,144,356

------------------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed--0.3%
Government National Mortgage Assn.:
6.75%, 7/20/25                                                                             173,934
178,555
7%, 7/15/09                                                                                114,725
119,987
7.75%, 7/20/27                                                                              34,588
35,502
8%, 6/15/05--10/15/06                                                                      403,097
425,484
9%, 2/15/09--6/15/09                                                                       150,512
162,993
10%, 11/15/09                                                                               47,121
51,564
10.50%, 12/15/17--5/15/21                                                                  151,174
172,009
11%, 10/20/19                                                                              240,991
276,902
12%, 5/15/14                                                                                   832
965
13%, 12/15/14                                                                               11,326
13,485

------------

1,437,446

------------------------------------------------------------------------------------------------------------------------
Private--18.9%
------------------------------------------------------------------------------------------------------------------------
Commercial--14.0%
AMRESCO Commercial Mortgage Funding I Corp., Multiclass Mtg
Pass-Through Certificates, Series 1997-C1, Cl. G, 7%, 6/17/29/1/                           150,000
133,348

                            13 | OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS Continued

                                                                                        Principal           Market
Value
                                                                                           Amount             See
Note 1
------------------------------------------------------------------------------------------------------------------------

Commercial Continued
Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates:
Series 1996-D2, Cl. A3, 7.38%, 2/14/29/3/                                              $ 6,067,127           $
5,915,449
Series 1996-MD6, Cl. A3, 7.09%, 11/13/29/3/                                                800,000
816,875
Series 1997-D4, Cl. B1, 7.525%, 4/14/29/3/                                                 115,000
93,132
Series 1997-D4, Cl. B2, 7.525%, 4/14/29/3/                                                 115,000
89,700
Series 1997-D4, Cl. B3, 7.525%, 4/14/29/3/                                                 115,000
81,398
Series 1997-D5, Cl. B1, 6.93%, 2/14/41                                                   2,000,000
1,090,000
------------------------------------------------------------------------------------------------------------------------
Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security,
Series 1997-D5, Cl. PS1, 8.05%, 2/14/41/4/                                               5,895,639
427,434
------------------------------------------------------------------------------------------------------------------------
Capital Lease Funding Securitization LP, Interest-Only Corporate-
Backed Pass-Through Certificates, Series 1997-CTL1, 10.015%, 6/22/24/1/,/4/             12,174,381
369,036
------------------------------------------------------------------------------------------------------------------------
CBA Mortgage Corp., Commercial Mtg. Pass-Through Certificates,
Series 1993-C1, Cl. E, 6.72%, 12/25/03/1/,/3/                                              250,000
247,998
------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., Commercial Mtg. Obligations:
Series 1996-C1, Cl. D, 7.35%, 12/25/20/1/,/3/                                              875,000
873,359
Series 2000-FL2A, Cl. J-NS, 4.20%, 7/15/02/3/                                            1,400,000
1,379,219
------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., Interest-Only Stripped Mtg.-
Backed Security, Series 1996-C1, Cl. X-2, 164.795%, 12/25/20/1/,/4/                      9,061,582
2,832
------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage Asset Trust, Commercial Mtg. Pass-Through
Certificates, Series 1999-C1, Cl. C, 7.35%, 8/17/13                                        362,600
371,552
------------------------------------------------------------------------------------------------------------------------
CRIIMI MAE Commercial Mortgage Trust I, Collateralized Mtg.
Obligations, Series 1998-C1, Cl. A2, 7%, 3/2/11/2/                                       7,250,000
7,173,195
------------------------------------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
Certificates, Series 1998-C1, Cl. F, 6%, 5/17/40/2/                                      2,500,000
1,532,638
------------------------------------------------------------------------------------------------------------------------
DLJ Commercial Mortgage Corp., Commercial Mtg.
Pass-Through Certificates:
Series 1999-STF1, Cl. B6, 6.511%, 7/5/08/1/,/3/                                          1,143,219
1,080,080
Series 1999-STF1, Cl. B6, 6.511%, 7/5/08/1/,/3/
21,426,668                    --
------------------------------------------------------------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates:
Series 1994-C1, Cl. 2D, 8.70%, 9/25/25                                                   1,000,000
978,906
Series 1994-C1, Cl. 2E, 8.70%, 9/25/25                                                   1,000,000
978,906
------------------------------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg.
Pass-Through Certificates:
Series 1997-CHL1, Cl. C, 8.111%, 7/25/06/1/,/3/                                          1,478,000
1,444,976
Series 1997-CHL1, Cl. D, 8.111%, 5/25/08/1/,/3/                                            750,000
686,016
Series 1997-CHL1, Cl. E, 8.111%, 2/25/11/1/,/3/                                            750,000
583,125
------------------------------------------------------------------------------------------------------------------------
First Union National Bank Commercial Mortgage Trust, Commercial
Mtg. Pass-Through Certificates, Series 2001-C2, Cl. E, 7.003%, 1/12/43                   3,200,000
3,249,000
------------------------------------------------------------------------------------------------------------------------
First Union-Lehman Brothers Commercial Mortgage Trust, Interest-Only
Stripped Mtg.-Backed Security, Series 1998-C2, 10.106%, 5/18/28/4/                       9,988,150
306,082
------------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., Collateralized Mtg. Obligations,
Series 1998-C1, Cl. E, 7.096%, 3/15/11/3/                                                1,500,000
1,488,750
------------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, Inc., Interest-Only Stripped
Mtg.-Backed Security Pass-Through Certificates, Series 1997-C1, Cl. X,
8.203%, 7/15/27/4/                                                                       7,647,538
514,416
------------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, Inc., Mtg. Pass-Through
Certificates, Series 1997-C2, Cl. F, 6.75%, 4/16/29                                      1,000,000
574,648

                            14 | OPPENHEIMER BOND FUND

                                                                                         Principal          Market
Value
                                                                                            Amount            See
Note 1
------------------------------------------------------------------------------------------------------------------------

Commercial Continued
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations:
Series 2001-Rock, Cl. C, 6.878%, 5/3/18/2/                                             $ 3,200,000           $
3,155,750
Series 2001-Rock, Cl. E, 6.878%, 5/3/18/2/                                               2,200,000
2,093,436
------------------------------------------------------------------------------------------------------------------------
Hotel First Mortgage Trust, Commercial Mtg. Obligations,
Series 1993-A, Cl. A, 8.52%, 8/5/08/1/                                                   1,144,124
1,192,750
------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Chase Commercial Mortgage Securities, Commercial Mtg.
Pass-Through Obligations, Series 2001-FL1A, Series G, 3.895%, 7/13/13/1/,/3/             3,020,085
2,963,341
------------------------------------------------------------------------------------------------------------------------
LB-UBS Securities Commercial Mortgage Trust, Commercial Mtg
Pass-Through Certificates, Series 2000-C3, Cl. C, 7.95%, 2/15/10                         3,137,400
3,372,705
------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Commercial Conduit Mortgage Trust, Interest-Only
Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 8.017%, 2/18/28/4/               16,895,837
725,993
------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg.
Pass-Through Certificates:
Series 1996-C1, Cl. E, 7.377%, 3/15/06/1/,/3/                                              385,000
366,479
Series 1997-HF1, Cl. F, 6.86%, 2/15/10/2/                                                  225,000
198,422
Series 1997-RR, Cl. D, 7.751%, 4/30/39/2/,/3/                                            1,720,092
1,487,998
Series 1997-RR, Cl. E, 7.751%, 4/30/39/2/,/3/                                              400,021
292,827
Series 1997-RR, Cl. F, 7.751%, 4/30/39/2/,/3/                                              400,021
245,227
Series 1998-WF1, Cl. F, 7.30%, 3/15/30/1/                                                2,000,000
1,786,250
------------------------------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1997-MC1, Cl. F, 7.452%, 5/20/07/2/                                   254,890
224,622
------------------------------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-Through
Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06/2/                                    875,000
793,840
------------------------------------------------------------------------------------------------------------------------
NationsBank Trust, Lease Pass-Through Certificates, Series 1997A-1,
7.442%, 1/10/11/3/                                                                         446,562
471,333
------------------------------------------------------------------------------------------------------------------------
Nomura Asset Securities Corp., Commercial Mtg. Obligations,
Series 1996-MD5, Cl. A3, 7.638%, 4/13/39/3/                                              5,600,000
5,910,688
------------------------------------------------------------------------------------------------------------------------
PNC Mortgage Securities Corp., Collateralized Mtg. Obligations Pass-
Through Certificates, Series 1998-12, Cl. 1A2, 5.75%, 1/25/29                            6,000,000
5,439,360
------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Inc., Commercial Mtg. Pass-
Through Certificates, Series 2001-CDCA, Cl. GSA, 3.896%, 2/15/13/2/,/3/                  3,261,200
3,265,277
------------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Sub. Multiclass Pass-Through
Certificates, Series 1996-CFL, Cl. G, 7.75%, 2/25/28                                     4,500,000
4,517,578

------------

70,985,946

------------------------------------------------------------------------------------------------------------------------
Other--0.0%
Salomon Brothers Mortgage Securities VI, Inc., Principal-Only Stripped
Mtg.-Backed Security, Series 1987-3, Cl. A, 12.945%, 10/23/17/1/,/7/                        53,878
44,315
------------------------------------------------------------------------------------------------------------------------
Residential--4.9%
ARC Net Interest Margin Trust, Collateralized Mtg. Obligations,
Series 2001-6A, Cl. A, 7.25%, 10/27/31/1/                                                4,893,386
4,836,807
------------------------------------------------------------------------------------------------------------------------
NC Finance Trust, Collateralized Mtg. Obligations, Series 2001-1,
Cl. ECFD, 7.25%, 10/22/02                                                                2,303,485
2,303,486
------------------------------------------------------------------------------------------------------------------------
Residential Funding Mortgage Securities I, Inc., Mtg. Pass-Through
Certificates, Series 1993-S10, Cl. A9, 8.50%, 2/25/23                                       16,775
16,729
------------------------------------------------------------------------------------------------------------------------
Ryland Mortgage Securities Corp. III, Sub. Bonds, Series 1992-A,
Cl. 1A, 8.25%, 3/29/30/3/                                                                   66,975
68,063

                          15 | OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS Continued

                                                                                         Principal          Market
Value
                                                                                            Amount            See
Note 1
------------------------------------------------------------------------------------------------------------------------

Residential Continued
Salomon Brothers Mortgage Securities VII, Inc., Commercial Mtg.
Pass-Through Certificates:
Series 1996-B, Cl. 1, 7.11%, 4/25/26/1/,/3/                                           $  1,688,737          $
1,207,447
Series 1999-NC2, Cl. M3, 5.35%, 4/25/29/3/                                               1,654,000
1,661,236
------------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Collateralized Mtg. Obligations, Mtg.
Pass-Through Certificates, Series 1998-8, Cl. B, 3.40%, 8/25/28/3/                       1,853,067
1,827,877
------------------------------------------------------------------------------------------------------------------------
Washington Mutual Finance Corp., Collateralized Mtg. Obligations,
Series 2000-1, Cl. B1, 5.93%, 1/25/40/3/                                                 2,800,000
2,775,938
------------------------------------------------------------------------------------------------------------------------
Washington Mutual Mortgage Loan Trust, Commercial Mtg. Obligations,
Series 2001-S9, Cl. A12, 6.75%, 9/25/31                                                  9,711,174
9,847,738

------------

24,545,321

------------
Total Mortgage-Backed Obligations (Cost $443,105,554)
447,157,384

------------------------------------------------------------------------------------------------------------------------
U.S. Government Obligations--2.1%

U.S. Treasury Bonds, 5.375%, 2/15/31                                                     6,500,000
6,410,632
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 5%, 8/15/11                                                          4,400,000
4,390,377

------------
Total U.S. Government Obligations (Cost $10,844,312)
10,801,009

------------------------------------------------------------------------------------------------------------------------
Loan Participations--0.1%
Shoshone Partners Loan Trust Sr. Nts., 4.03%, 4/28/02 (representing a basket of reference loans and a total return swap between Chase
Manhattan Bank and the Trust)1,3 (Cost $750,000)                                           750,000
331,302
------------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes--48.7%
------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.1%
Alliant Techsystems, Inc., 8.50% Sr. Unsec. Sub. Nts., 5/15/11                             200,000
209,000
------------------------------------------------------------------------------------------------------------------------
SC International Services, Inc., 9.25% Sr. Sub. Nts., Series B, 9/1/07                     100,000
70,000

------------

279,000

------------------------------------------------------------------------------------------------------------------------
Chemicals--0.4%
Avecia Group plc, 11% Sr. Unsec. Nts., 7/1/09                                              200,000
192,000
------------------------------------------------------------------------------------------------------------------------
ISP Chemco, Inc., 10.25% Sr. Sub. Nts., 7/1/11/2/                                          300,000
315,000
------------------------------------------------------------------------------------------------------------------------
Lyondell Chemical Co.:
9.50% Sec. Nts., 12/15/08/2/                                                               200,000
199,000
9.625% Sr. Sec. Nts., Series A, 5/1/07                                                     300,000
303,750
------------------------------------------------------------------------------------------------------------------------
Morton International, Inc., 9.25% Credit Sensitive Nts., 6/1/20                             85,000
99,441
------------------------------------------------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                                        383,000
381,085
------------------------------------------------------------------------------------------------------------------------
OM Group, Inc., 9.25% Sr. Sub. Nts., 12/15/11/2/                                           250,000
256,250
------------------------------------------------------------------------------------------------------------------------
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07/8/,/9/                         100,000
28,625
------------------------------------------------------------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Unsec. Sub. Nts., Series B, 7/1/07/8/                          150,000
44,250
------------------------------------------------------------------------------------------------------------------------
Sterling Chemicals, Inc., 12.375% Sr. Sec. Nts., Series B, 7/15/06/8/                      200,000
167,000

------------

1,986,401

------------------------------------------------------------------------------------------------------------------------
Consumer Non-Durables--0.1%
Pennzoil-Quaker State Co., 10% Sr. Nts., 11/1/08/2/                                        200,000
210,000

                            16 | OPPENHEIMER BOND FUND

                                                                                        Principal           Market
Value
                                                                                           Amount             See
Note 1
------------------------------------------------------------------------------------------------------------------------

Consumer Non-Durables Continued
Playtex Products, Inc., 9.375% Sr. Unsec. Sub. Nts., 6/1/11                            $  250,000          $
265,000
------------------------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 12% Sr. Sec. Nts., 12/1/05/2/                             250,000
249,687
------------------------------------------------------------------------------------------------------------------------
Styling Technology Corp., 10.875% Sr. Unsec. Sub. Nts., 7/1/08/1/,/8/,/9/
145,000                     --

-------------

724,687

------------------------------------------------------------------------------------------------------------------------
Energy--3.7%
Devon Financing Corp., 7.875% Debs., 9/30/31/2/                                          6,400,000
6,496,314
------------------------------------------------------------------------------------------------------------------------
El Paso Energy Partners LP, 8.50% Sr. Unsec. Sub. Nts., Series B, 6/1/11                   650,000
659,750
------------------------------------------------------------------------------------------------------------------------
Hornbeck-Leevac Marine Services, Inc., 10.625% Sr. Nts., 8/1/08/2/                         500,000
510,000
------------------------------------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners LP, 6.75% Sr. Unsec. Nts., 3/15/11                         4,500,000
4,507,119
------------------------------------------------------------------------------------------------------------------------
McDermott, Inc., 9.375% Nts., 3/15/02                                                      100,000
90,500
------------------------------------------------------------------------------------------------------------------------
Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08                                          200,000
175,000
------------------------------------------------------------------------------------------------------------------------
P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                           242,000
260,755
------------------------------------------------------------------------------------------------------------------------
PanCanadian Energy Corp., 7.20% Bonds, 11/1/31                                           5,000,000
4,884,290
------------------------------------------------------------------------------------------------------------------------
SESI LLC, 8.875% Sr. Unsec. Nts., 5/15/11                                                  250,000
236,250
------------------------------------------------------------------------------------------------------------------------
Stone Energy Corp.:
8.25% Sr. Sub. Nts., 12/15/11/2/                                                           200,000
204,000
8.75% Sr. Sub. Nts., 9/15/07                                                               300,000
307,500
------------------------------------------------------------------------------------------------------------------------
Westport Resources Corp., 8.25% Sr. Unsec. Sub. Nts., 11/1/11/2/                           500,000
507,500

-------------

18,838,978

------------------------------------------------------------------------------------------------------------------------
Financial--15.7%
Brascan Corp., 8.125% Nts., 12/15/08                                                     6,025,000
6,020,764
------------------------------------------------------------------------------------------------------------------------
BT Institutional Cap Trust A, 8.09% Bonds, 12/1/26/2/                                    5,200,000
5,209,360
------------------------------------------------------------------------------------------------------------------------
Colonial Bank, 9.375% Sub. Nts., 6/1/11                                                  4,600,000
4,847,655
------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston (USA), Inc., 6.125% Nts., 11/15/11                            4,000,000
3,911,292
------------------------------------------------------------------------------------------------------------------------
Dime Capital Trust I, 9.33% Capital Securities, Series A, 5/6/27                         6,300,000
6,694,040
------------------------------------------------------------------------------------------------------------------------
Lion Connecticut Holdings, Inc., 8% Debs., 1/15/17                                         553,000
561,569
------------------------------------------------------------------------------------------------------------------------
Nationwide CSN Trust, 9.875% Sec. Nts., 2/15/25/2/                                       8,000,000
8,321,768
------------------------------------------------------------------------------------------------------------------------
Ocwen Capital Trust I, 10.875% Capital Nts., 8/1/27/1/                                     300,000
241,500
------------------------------------------------------------------------------------------------------------------------
Ohio National Financial Services, Inc., 7% Nts., 7/15/11/2/                             10,600,000
10,740,280
------------------------------------------------------------------------------------------------------------------------
Osprey Trust/Osprey I, Inc., 8.31% Sr. Sec. Nts., 1/15/03/2/,/8/                        26,200,000
5,371,000
------------------------------------------------------------------------------------------------------------------------
Oversea-Chinese Banking Corp. Ltd., 7.75% Unsec. Sub. Nts., 9/6/11                       5,300,000
5,544,097
------------------------------------------------------------------------------------------------------------------------
Popular North America, Inc. 6.80% Medium-Term Nts., Series C, 12/21/05                   3,100,000
3,138,052
------------------------------------------------------------------------------------------------------------------------
Sears Roebuck Acceptance Corp., 6.75% Nts., 8/15/11                                      6,000,000
5,995,476
------------------------------------------------------------------------------------------------------------------------
Stilwell Financial, Inc., 7% Nts., 11/1/06                                               8,000,000
7,838,944
------------------------------------------------------------------------------------------------------------------------
Unicredito Italiano Capital Trust, 9.20% Non-Cum. Trust Preferred
Securities, 10/5/49/2,3/                                                                 4,400,000
4,902,150

-------------

79,337,947

------------------------------------------------------------------------------------------------------------------------
Food/Tobacco--0.7%
Canandaigua Brands, Inc., 8.625% Sr. Unsec. Nts., 8/1/06                                   300,000
310,500
------------------------------------------------------------------------------------------------------------------------
Great Atlantic & Pacific Tea Co., Inc. (The), 9.125% Sr. Nts., 12/15/11                    250,000
251,875
------------------------------------------------------------------------------------------------------------------------
Kraft Foods, Inc., 6.50% Bonds, 11/1/31                                                  2,400,000
2,356,723

                            17 | OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS Continued

                                                                                         Principal          Market
Value
                                                                                            Amount            See
Note 1
------------------------------------------------------------------------------------------------------------------------

Food/Tobacco Continued
Smithfield Foods, Inc., 7.625% Sr. Unsec. Sub. Nts., 2/15/08/1/                        $   250,000           $
246,250
------------------------------------------------------------------------------------------------------------------------
Winn-Dixie Stores, Inc., 8.875% Sr. Nts., 4/1/08                                           200,000
192,000

-----------

3,357,348

------------------------------------------------------------------------------------------------------------------------
Forest Products/Containers--2.0%
Riverwood International Corp., 10.625% Sr. Unsec. Nts., 8/1/07                             200,000
211,000
------------------------------------------------------------------------------------------------------------------------
Scotia Pacific Co. LLC, 7.71% Sec. Nts., Series B, Cl. A-3, 1/20/14                     11,811,000
9,711,240
------------------------------------------------------------------------------------------------------------------------
Stone Container Corp., 9.75% Sr. Unsec. Nts., 2/1/11                                       200,000
213,500

-----------

10,135,740

------------------------------------------------------------------------------------------------------------------------
Gaming/Leisure--0.8%
Aztar Corp., 9% Sr. Sub. Nts., 8/15/11/2/                                                  400,000
414,000
------------------------------------------------------------------------------------------------------------------------
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07                                            150,000
126,375
------------------------------------------------------------------------------------------------------------------------
Felcor Lodging LP, 8.50% Sr. Nts., 6/1/11                                                  184,000
177,560
------------------------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 8.45% Sr. Nts., Series C, 12/1/08                                    300,000
286,500
------------------------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                                        100,000
106,625
------------------------------------------------------------------------------------------------------------------------
Host Marriott LP, 9.50% Sr. Nts., 1/15/07/2/                                               400,000
402,500
------------------------------------------------------------------------------------------------------------------------
Intrawest Corp., 9.75% Sr. Nts., 8/15/08                                                   250,000
245,000
------------------------------------------------------------------------------------------------------------------------
Meristar Hospitality Corp.:
8.75% Sr. Unsec. Sub. Nts., 8/15/07                                                        700,000
589,750
9.125% Sr. Nts., 1/15/11                                                                   200,000
189,000
------------------------------------------------------------------------------------------------------------------------
Meristar Hospitality Operating Partnership/Finance Corp. II,
10.50% Sr. Nts., 6/15/09/2/                                                                350,000
352,187
------------------------------------------------------------------------------------------------------------------------
MGM Mirage, Inc., 8.375% Sr. Unsec. Sub. Nts., 2/1/11                                      400,000
397,000
------------------------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority:
8.125% Sr. Nts., 1/1/06/1/                                                                 200,000
206,500
8.375% Sr. Sub. Nts., 7/1/11                                                               300,000
310,500
8.75% Sr. Unsec. Sub. Nts., 1/1/09                                                         100,000
104,000
------------------------------------------------------------------------------------------------------------------------
Premier Parks, Inc., 9.75% Sr. Nts., 6/15/07                                               200,000
209,750
------------------------------------------------------------------------------------------------------------------------
Station Casinos, Inc., 9.75% Sr. Sub. Nts., 4/15/07                                        150,000
153,375

-------------

4,270,622

------------------------------------------------------------------------------------------------------------------------
Healthcare--0.4%
Fresenius Medical Care Capital Trust II, 7.875% Nts., 2/1/08                               150,000
150,750
------------------------------------------------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust IV, 7.875% Trust Preferred Nts., 6/15/11              400,000
400,000
------------------------------------------------------------------------------------------------------------------------
ICN Pharmaceuticals, Inc.:
8.75% Sr. Nts., 11/15/08/1/                                                                125,000
140,625
9.75% Sr. Nts., 11/15/08/2/                                                                140,000
157,500
------------------------------------------------------------------------------------------------------------------------
Magellan Health Services, Inc., 9.375% Sr. Nts., 11/15/07/2/                               200,000
204,000
------------------------------------------------------------------------------------------------------------------------
Mallinckroot, Inc., 6% Nts., 10/15/03                                                      500,000
520,288
------------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp., 8.125% Sr. Unsec. Sub. Nts., Series B, 12/1/08/1/                  400,000
424,000

-------------

1,997,163

------------------------------------------------------------------------------------------------------------------------
Housing--3.7%
CB Richard Ellis Services, Inc., 11.25% Sr. Unsec. Sub. Nts., 6/15/11                      200,000
172,000

                          18 | OPPENHEIMER BOND FUND

                                                                                         Principal          Market
Value
                                                                                            Amount            See
Note 1
------------------------------------------------------------------------------------------------------------------------

Housing Continued
CPG Partners LP, 8.25% Unsec. Unsub. Nts., 2/1/11                                      $ 4,200,000           $
4,258,460
------------------------------------------------------------------------------------------------------------------------
D.R. Horton, Inc.:
7.875% Sr. Nts., 8/15/11                                                                   300,000
294,000
9.75% Sr. Sub. Nts., 9/15/10                                                               300,000
310,500
------------------------------------------------------------------------------------------------------------------------
KB Home:
8.65% Sr. Sub. Nts., 12/15/08                                                              400,000
404,000
9.50% Sr. Unsec. Sub. Nts., 2/15/11                                                        200,000
205,000
------------------------------------------------------------------------------------------------------------------------
Nortek, Inc.:
9.125% Sr. Unsec. Nts., Series B, 9/1/07                                                   250,000
255,000
9.25% Sr. Nts., Series B, 3/15/07                                                          450,000
461,250
------------------------------------------------------------------------------------------------------------------------
Pulte Corp., 8.125% Sr. Unsec. Nts., 3/1/11                                              1,900,000
1,880,253
------------------------------------------------------------------------------------------------------------------------
Socgen Real Estate LLC, 7.64% Bonds, 12/29/49/2/                                         9,000,000
9,291,501
------------------------------------------------------------------------------------------------------------------------
Toll Corp., 8.25% Sr. Sub. Nts., 12/1/11                                                 1,000,000
995,000

-----------

18,526,964

------------------------------------------------------------------------------------------------------------------------
Information Technology--0.2%
Amkor Technology, Inc., 9.25% Sr. Unsec. Sub. Nts., 2/15/08                                200,000
190,000
------------------------------------------------------------------------------------------------------------------------
Communications & Power Industries, Inc., 12% Sr. Sub. Nts., Series B, 8/1/05/1/            500,000
237,500
------------------------------------------------------------------------------------------------------------------------
Fairchild Semiconductor Corp., 10.50% Sr. Unsec. Sub. Nts., 2/1/09                         200,000
213,500
------------------------------------------------------------------------------------------------------------------------
Fisher Scientific International, Inc.:
9% Sr. Unsec. Sub. Nts., 2/1/08                                                            175,000
180,250
9% Sr. Unsec. Sub. Nts., 2/1/08                                                             50,000
51,500

------------

872,750

------------------------------------------------------------------------------------------------------------------------
Manufacturing--0.1%
Grove Worldwide LLC, 9.25% Sr. Sub. Nts., 5/1/08/1/,/8/,/9/                                100,000
2,500
------------------------------------------------------------------------------------------------------------------------
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07/1/                      150,000
108,750
------------------------------------------------------------------------------------------------------------------------
Roller Bearing Co. of America, Inc., 9.625% Sr. Sub. Nts., Series B, 6/15/07/1/            300,000
264,000
------------------------------------------------------------------------------------------------------------------------
Terex Corp.:
8.875% Sr. Unsec. Sub. Nts., Series C, 4/1/08                                              150,000
148,500
9.25% Sr. Sub. Nts., 7/15/112                                                              250,000
251,250
------------------------------------------------------------------------------------------------------------------------

775,000

------------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Broadcasting--0.4%
AMFM Operating, Inc., 12.625% Sr. Sub. Debs., Series E, 10/31/06/1/,/10/                    24,000
25,650
------------------------------------------------------------------------------------------------------------------------
Chancellor Media Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 6/15/07                    1,200,000
1,254,000
------------------------------------------------------------------------------------------------------------------------
Emmis Communications Corp., 8.125% Sr. Unsec. Sub. Nts., Series B, 3/15/09                 300,000
288,750
------------------------------------------------------------------------------------------------------------------------
Radio One, Inc., 8.875% Sr. Unsec. Sub. Nts., Series B, 7/1/11                             150,000
155,625
------------------------------------------------------------------------------------------------------------------------
Young Broadcasting, Inc., 8.50% Sr. Unsec. Nts., 12/15/08/2/                               400,000
404,000

-------------

2,128,025

------------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Cable/Wireless Video--1.1%
Adelphia Communications Corp.:
8.375% Sr. Nts., Series B, 2/1/08                                                          700,000
651,875
9.25% Sr. Nts., 10/1/02                                                                    150,000
151,687

                            19 | OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS Continued

                                                                                         Principal          Market
Value
                                                                                            Amount            See
Note 1
------------------------------------------------------------------------------------------------------------------------

Media/Entertainment: Cable/Wireless Video Continued
Charter Communications Holdings LLC/Charter Communications
Holdings Capital Corp.:
8.25% Sr. Unsec. Nts., 4/1/07                                                          $ 1,500,000           $
1,449,375
10% Sr. Unsec. Sub. Nts., 5/15/11                                                          400,000
409,000
10.75% Sr. Unsec. Nts., 10/1/09                                                            400,000
424,000
------------------------------------------------------------------------------------------------------------------------
Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08                                              100,000
71,500
------------------------------------------------------------------------------------------------------------------------
EchoStar Broadband Corp., 10.375% Sr. Unsec. Nts., 10/1/07                                 600,000
631,500
------------------------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09                                         750,000
776,250
------------------------------------------------------------------------------------------------------------------------
Insight Midwest LP/Insight Capital, Inc., 9.75% Sr. Nts., 10/1/09                          300,000
318,000
------------------------------------------------------------------------------------------------------------------------
Mediacom LLC/Mediacom Capital Corp., 9.50% Sr. Unsec. Nts., 1/15/13                        400,000
417,000
------------------------------------------------------------------------------------------------------------------------
NTL Communications Corp., 11.50% Sr. Unsec. Nts., Series B, 10/1/08                        400,000
142,000
------------------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 8.75% Sr. Sub. Nts., 12/15/11/2/                           250,000
251,250

-------------

5,693,437

------------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Diversified Media--0.4%
Adelphia Communications Corp., 10.25% Sr. Unsec. Nts., 11/1/06                             300,000
307,500
------------------------------------------------------------------------------------------------------------------------
AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts., 2/1/11                                150,000
146,438
------------------------------------------------------------------------------------------------------------------------
Imax Corp., 7.875% Sr. Nts., 12/1/05                                                       400,000
153,000
------------------------------------------------------------------------------------------------------------------------
Key3Media Group, Inc., 11.25% Sr. Sub. Nts., 6/15/11                                       600,000
507,000
------------------------------------------------------------------------------------------------------------------------
Lamar Advertising Co.:
8.625% Sr. Sub. Nts., 9/15/07                                                              400,000
419,000
9.625% Sr. Unsec. Sub. Nts., 12/1/06                                                       150,000
157,313
------------------------------------------------------------------------------------------------------------------------
Mail-Well I Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 12/15/08                          100,000
78,500
------------------------------------------------------------------------------------------------------------------------
Penton Media, Inc., 10.375% Sr. Unsec. Sub. Nts., 6/15/11                                  400,000
230,000

-------------

1,998,751

------------------------------------------------------------------------------------------------------------------------
Media/Entertainment: Telecommunications--5.4%
Cable & Wire Optus Ltd., 8.125% Nts., 6/15/09/2/                                         4,750,000
5,213,353
------------------------------------------------------------------------------------------------------------------------
Calpoint Receivable Strip Trust 2001, 7.44% Bonds, 12/10/06/2/                           8,000,000
7,859,704
------------------------------------------------------------------------------------------------------------------------
COLT Telecom Group plc, 12% Sr. Unsec. Disc. Nts., 12/15/06/1/                             350,000
309,750
------------------------------------------------------------------------------------------------------------------------
Global Crossing Holdings Ltd., 8.70% Sr. Unsec. Nts., 8/1/07/8/                            100,000
9,500
------------------------------------------------------------------------------------------------------------------------
International CableTel, Inc., 11.50% Sr. Deferred Coupon
Nts., Series B, 2/1/06                                                                     750,000
266,250
------------------------------------------------------------------------------------------------------------------------
Metromedia Fiber Network, Inc., 10% Sr. Unsec. Nts., Series B, 11/15/08                    300,000
88,500
------------------------------------------------------------------------------------------------------------------------
Qwest Capital Funding, Inc., 7.625% Bonds, 8/3/21/2/                                     1,500,000
1,434,344
------------------------------------------------------------------------------------------------------------------------
Qwest Communications International, Inc., 7.50% Sr. Unsec. Nts.,
Series B, 11/1/08                                                                        6,710,000
6,793,741
------------------------------------------------------------------------------------------------------------------------
Teleglobe, Inc., 7.70% Unsec. Debs., 7/20/29                                             4,275,000
3,597,430
------------------------------------------------------------------------------------------------------------------------
Triton PCS, Inc., 8.75% Sr. Sub. Nts., 11/15/11/2/                                         400,000
402,000
------------------------------------------------------------------------------------------------------------------------
WorldCom, Inc., 8.25% Bonds, 5/15/31                                                     1,280,000
1,356,900
------------------------------------------------------------------------------------------------------------------------
XO Communications, Inc.:
9% Sr. Unsec. Nts., 3/15/08/8/                                                             150,000
18,750
9.625% Sr. Nts., 10/1/078                                                                  500,000
62,500

-------------

27,412,722

                            20 | OPPENHEIMER BOND FUND

                                                                                         Principal          Market
Value
                                                                                            Amount            See
Note 1
------------------------------------------------------------------------------------------------------------------------

Media/Entertainment: Wireless Communications--1.8%
American Cellular Corp., 9.50% Sr. Sub. Nts., 10/15/09                                  $  600,000            $
585,000
------------------------------------------------------------------------------------------------------------------------
American Tower Corp., 9.375% Sr. Nts., 2/1/09                                              600,000
486,000
------------------------------------------------------------------------------------------------------------------------
Loral Space & Communications Ltd., 9.50% Sr. Nts., 1/15/06                                 100,000
55,500
------------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 9.375% Sr. Unsec. Nts., 11/15/09                              900,000
713,250
------------------------------------------------------------------------------------------------------------------------
Omnipoint Corp., 11.50% Sr. Nts., 9/15/09/2/                                               350,000
406,000
------------------------------------------------------------------------------------------------------------------------
Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07/11/                         200,000
98,000
------------------------------------------------------------------------------------------------------------------------
Price Communications Wireless, Inc., 9.125% Sr. Sec. Nts., Series B, 12/15/06/1/           500,000
532,500
------------------------------------------------------------------------------------------------------------------------
Real Time Data Co., 13% Disc. Nts., 5/31/09/1/,/10/                                        476,601
491,628
------------------------------------------------------------------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                              500,000
517,500
------------------------------------------------------------------------------------------------------------------------
SBA Communications Corp.:
0%/12% Sr. Unsec. Disc. Nts., 3/1/08/11/                                                   800,000
604,000
10.25% Sr. Unsec. Nts., 2/1/09                                                             100,000
86,000
------------------------------------------------------------------------------------------------------------------------
Spectrasite Holdings, Inc., 0%/12% Sr. Disc. Nts., 7/15/08/11/                             300,000
94,500
------------------------------------------------------------------------------------------------------------------------
Triton PCS, Inc., 9.375% Sr. Unsec. Sub. Nts., 2/1/11                                      250,000
260,000
------------------------------------------------------------------------------------------------------------------------
VoiceStream Wireless Corp., 10.375% Sr. Unsec. Nts., 11/15/09                            3,795,000
4,326,300

-------------

9,256,178

------------------------------------------------------------------------------------------------------------------------
Metals/Minerals--1.4%
AK Steel Corp.:
7.875% Sr. Unsec. Nts., 2/15/09                                                            500,000
492,500
9.125% Sr. Nts., 12/15/06                                                                  300,000
308,250
------------------------------------------------------------------------------------------------------------------------
Alcoa, Inc., 6% Bonds, 1/15/12                                                           5,750,000
5,718,939
------------------------------------------------------------------------------------------------------------------------
Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., Series B, 5/15/08                          264,687
160,136
------------------------------------------------------------------------------------------------------------------------
National Steel Corp., 9.875% First Mtg. Bonds, Series D, 3/1/09                            200,000
71,000
------------------------------------------------------------------------------------------------------------------------
United States Steel LLC, 10.75% Sr. Nts., 8/1/08                                           200,000
192,000

-------------

6,942,825

------------------------------------------------------------------------------------------------------------------------
Retail--0.3%
Amazon.com, Inc., 0%/10% Sr. Unsec. Disc. Nts., 5/1/08/11/                                 200,000
149,000
------------------------------------------------------------------------------------------------------------------------
CSK Auto, Inc., 12% Sr. Nts., 6/15/06/2/                                                   200,000
202,500
------------------------------------------------------------------------------------------------------------------------
Finlay Enterprises, Inc., 9% Debs., 5/1/08                                                 100,000
89,500
------------------------------------------------------------------------------------------------------------------------
Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08/1/                                      200,000
180,000
------------------------------------------------------------------------------------------------------------------------
Ingram Micro, Inc., 9.875% Sr. Unsec. Sub. Nts., 8/15/08/1/                                200,000
203,500
------------------------------------------------------------------------------------------------------------------------
May Department Stores Co., 10.625% Debs., 11/1/10                                          405,000
508,740

-------------

1,333,240

------------------------------------------------------------------------------------------------------------------------
Service--1.8%
Allied Waste North America, Inc.:
8.50% Sr. Nts., 12/1/08/2/                                                                 300,000
304,500
8.875% Sr. Nts., Series B, 4/1/08                                                          600,000
621,000
10% Sr. Unsec. Sub. Nts., Series B, 8/1/09                                                 600,000
621,000
------------------------------------------------------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                                 250,000
256,250
------------------------------------------------------------------------------------------------------------------------
Great Lakes Dredge & Dock Corp., 11.25% Sr. Unsec. Sub. Nts., 8/15/08                      150,000
153,938
------------------------------------------------------------------------------------------------------------------------
Integrated Electrical Services, Inc., 9.375% Sr. Sub. Nts., Series C, 2/1/09               300,000
267,000

                            21 | OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS Continued

                                                                                         Principal          Market
Value
                                                                                            Amount            See
Note 1
------------------------------------------------------------------------------------------------------------------------

Service Continued
MMCaps Funding I Ltd., Inc., 8.03% Sr. Nts., 6/15/31/2/                               $  3,850,000          $
3,743,297
------------------------------------------------------------------------------------------------------------------------
PHH Corp., 8.125% Nts., 2/3/03                                                           2,450,000
2,450,039
------------------------------------------------------------------------------------------------------------------------
Protection One, Inc./Protection One Alarm Monitoring, Inc.,
7.375% Sr. Unsec. Nts., 8/15/05                                                            100,000
82,500
------------------------------------------------------------------------------------------------------------------------
Safety-Kleen Corp., 9.25% Sr. Unsec. Nts., 5/15/09/1/,/8/,/9/
500,000                    50
------------------------------------------------------------------------------------------------------------------------
URS Corp., 12.25% Sr. Sub. Nts., Series B, 5/1/09                                          500,000
514,375

-----------

9,013,949

------------------------------------------------------------------------------------------------------------------------
Transportation--0.4%
Amtran, Inc., 9.625% Nts., 12/15/05                                                        200,000
140,500
------------------------------------------------------------------------------------------------------------------------
Atlas Air, Inc.:
8.01% Pass-Through Certificates, Series 1998-1C, 1/2/10                                    786,421
762,844
9.375% Sr. Unsec. Nts., 11/15/06                                                           500,000
417,500
------------------------------------------------------------------------------------------------------------------------
Dura Operating Corp., 9% Sr. Unsec. Sub. Nts., Series D, 5/1/09                            300,000
283,500
------------------------------------------------------------------------------------------------------------------------
Federal-Mogul Corp., 7.375% Nts., 1/15/06/8/                                               375,000
52,500
------------------------------------------------------------------------------------------------------------------------
Hayes Lemmerz International, Inc., 11.875% Sr. Nts., 6/15/06/2/,/8/,/9/                    200,000
96,000
------------------------------------------------------------------------------------------------------------------------
Navigator Gas Transport plc, 10.50% First Priority Ship Mtg. Nts., 6/30/07/2/              300,000
148,875

-------------

1,901,719

------------------------------------------------------------------------------------------------------------------------
Utility--7.8%
AES Corp. (The):
8.75% Sr. Unsec. Unsub. Nts., 6/15/08                                                      500,000
442,500
8.875% Sr. Unsec. Nts., 2/15/11                                                            300,000
265,500
9.375% Sr. Unsec. Nts., 9/15/10                                                            400,000
362,000
------------------------------------------------------------------------------------------------------------------------
AGL Capital Corp., 7.125% Sr. Unsec. Nts., 1/14/116                                      3,750,000
3,710,438
------------------------------------------------------------------------------------------------------------------------
Alliant Energy Resources, Inc., 7% Nts., 12/1/11                                        10,000,000
9,560,980
------------------------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp., 8.375% Sr. Nts., 11/1/082                                         600,000
595,500
------------------------------------------------------------------------------------------------------------------------
CMS Energy Corp., 9.875% Sr. Unsec. Nts., 10/15/07                                         400,000
424,875
------------------------------------------------------------------------------------------------------------------------
Kansas City Power & Light Co., 6.50% Sr. Nts., 11/15/11                                  5,000,000
4,838,105
------------------------------------------------------------------------------------------------------------------------
PSEG Energy Holdings, Inc., 8.625% Sr. Unsec. Nts., 2/15/08                              3,000,000
3,052,683
------------------------------------------------------------------------------------------------------------------------
PSEG Power LLC, 8.625% Sr. Unsec. Nts., 4/15/31                                          3,500,000
3,897,768
------------------------------------------------------------------------------------------------------------------------
Qwest Corp., 6.875% Unsec. Debs., 9/15/33                                                4,800,000
4,039,070
------------------------------------------------------------------------------------------------------------------------
South Carolina Electric & Gas Co., 9% Mtg. Bonds, 7/15/06                                  500,000
526,261
------------------------------------------------------------------------------------------------------------------------
Williams Cos., Inc. (The), 7.50% Sr. Unsec. Unsub. Debs., Cl. A, 1/15/31                 2,100,000
2,051,776
------------------------------------------------------------------------------------------------------------------------
Xcel Energy, Inc., 7% Sr. Unsec. Sub. Nts., 12/1/10                                      5,600,000
5,665,458

-------------

39,432,914

-------------
Total Corporate Bonds and Notes (Cost $266,330,180)
246,216,360

                                                                                            Shares
------------------------------------------------------------------------------------------------------------------------
Preferred Stocks--0.9%
CRIIMI MAE, Inc., 10.875% Cum. Cv., Series B, Non-Vtg                                       13,000
176,800
------------------------------------------------------------------------------------------------------------------------
Pacific Gas & Electric Co., $14.75 Cum./9/                                                 112,000
2,289,000
------------------------------------------------------------------------------------------------------------------------
Southern California Edison Co., 6.45% Cum., Non-Vtg./9/                                     20,000
1,899,376

-------------
Total Preferred Stocks (Cost $4,377,000)
4,365,176

                          22 | OPPENHEIMER BOND FUND

                                                                                                            Market
Value
                                                                                            Shares            See
Note 1
------------------------------------------------------------------------------------------------------------------------

Common Stocks--0.0%
COLT Telecom Group plc, ADR                                                                  2,730          $
18,728
------------------------------------------------------------------------------------------------------------------------
CRIIMI MAE, Inc./9/                                                                         15,232
61,385
------------------------------------------------------------------------------------------------------------------------
Geotek Communications, Inc., Series B (Escrowed)/1/,/9/
25                    --
------------------------------------------------------------------------------------------------------------------------
OpTel, Inc., Non-Vtg./1/,/9/
100                     1
------------------------------------------------------------------------------------------------------------------------
Pathmark Stores, Inc./9/                                                                     2,867
70,700
------------------------------------------------------------------------------------------------------------------------
Price Communications Corp./9/                                                                1,657
31,632
------------------------------------------------------------------------------------------------------------------------
Star Gas Partners LP                                                                           330
6,735

------------
Total Common Stocks (Cost $248,622)
189,181

                                                                                             Units
------------------------------------------------------------------------------------------------------------------------
Rights, Warrants and Certificates--0.0%

Chesapeake Energy Corp. Wts.:
Exp. 1/23/03/1/,/9/
1,668                    --
Exp. 1/23/03/1/,/9/
953                    --
Exp. 9/1/04/1/,/9/
2,800                    --
------------------------------------------------------------------------------------------------------------------------
Concentric Network Corp. Wts., Exp. 12/15/07/1/,/9/
50                     1
------------------------------------------------------------------------------------------------------------------------
e.spire Communications, Inc. Wts., Exp. 11/1/05/1/,/9/
300                     6
------------------------------------------------------------------------------------------------------------------------
HF Holdings, Inc. Wts., Exp. 9/27/09/1/,/9/                                                  1,062
106
------------------------------------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/15/05/1/,/9/
1,980                    20
------------------------------------------------------------------------------------------------------------------------
Long Distance International, Inc. Wts., Exp. 4/13/08/1/,/9/
150                    --
------------------------------------------------------------------------------------------------------------------------
Loral Space & Communications Ltd. Wts., Exp. 1/15/07/1/,/9/
200                     2
------------------------------------------------------------------------------------------------------------------------
Pathmark Stores, Inc. Wts., Exp. 9/19/10/9/                                                  2,028
18,455
------------------------------------------------------------------------------------------------------------------------
Real Time Data Co. Wts., Exp. 5/31/04/1/,/9/                                               121,440
1,214
------------------------------------------------------------------------------------------------------------------------
Signature Brands USA, Inc. Wts., Exp. 8/15/02/1/,/9/
50                    --

------------
Total Rights, Warrants and Certificates (Cost $26,229)
19,804

                                                                    Date       Strike    Contracts
------------------------------------------------------------------------------------------------------------------------
Options Purchased--0.3%
U.S. Treasury Bonds, 5.375%, 2/15/31 Call/1/,/9/                 1/31/02         100%       80,000
890,625
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts. Futures, 10 yr., 3/19/02 Call/9/              1/25/02         105%          720
821,250

------------
Total Options Purchased (Cost $1,164,850)
1,711,875

                                                                                         Principal
                                                                                            Amount
------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements--6.1%
Repurchase agreement with Banc One Capital Markets, Inc., 1.45%, dated 12/31/01, to be repurchased at $30,941,492 on 1/2/02,
collateralized by U.S. Treasury Nts., 4.75%--7.875%, 2/28/02--11/15/08,
with a value of $15,007,569 and U.S. Treasury Bonds, 7.25%--11.125%,
8/15/03--5/15/16, with a value of $16,589,750 (Cost $30,939,000)                       $30,939,000
30,939,000
------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $788,777,720)                                              152.5%
771,006,119
------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                        (52.5)
(265,583,838)

---------------------------------
Net Assets                                                                                   100.0%
$505,422,281

=================================

                          23 | OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

1. Identifies issues considered to be illiquid or restricted. See Note 8 of
Notes to Financial Statements.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $96,976,340 or 19.19% of the Fund's net assets as of December 31, 2001.
3. Represents the current interest rate for a variable or increasing rate security.
4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
5. When-issued security to be delivered and settled after December 31, 2001.
6. Securities with an aggregate market value of $3,885,478 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
8. Issuer is in default.
9. Non-income-producing security.
10. Interest or dividend is paid in kind.
11. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

See accompanying Notes to Financial Statements.

                          24 | OPPENHEIMER BOND FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2001

--------------------------------------------------------------------------------------------------

Assets

Investments, at value (cost $788,777,720)--see accompanying statement                $ 771,006,119
--------------------------------------------------------------------------------------------------
Cash                                                                                       490,490
--------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold on a when-issued basis                                                 35,443,251
Interest, dividends and principal paydowns                                               7,777,558
Shares of beneficial interest sold                                                       2,072,226
Daily variation on futures contracts                                                     1,253,734
Other                                                                                        5,134
                                                                                     -------------
Total assets                                                                           818,048,512

--------------------------------------------------------------------------------------------------
Liabilities

Payables and other liabilities:
Investments purchased (including $308,927,724 purchased on a                           311,090,272
when-issued basis)
Shares of beneficial interest redeemed                                                   1,127,432
Distribution and service plan fees                                                         303,454
Shareholder reports                                                                         69,762
Trustees' compensation                                                                       1,028
Transfer and shareholder servicing agent fees                                                  562
Other                                                                                       33,721
                                                                                     -------------
Total liabilities                                                                      312,626,231

--------------------------------------------------------------------------------------------------
Net Assets                                                                           $ 505,422,281
                                                                                     =============

--------------------------------------------------------------------------------------------------
Composition of Net Assets

Paid-in capital                                                                      $ 550,241,393
--------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                                      (87,221)
--------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                                          (27,050,280)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments and
translation of assets and liabilities denominated in foreign currencies                (17,681,611)
                                                                                     -------------
Net Assets                                                                           $ 505,422,281
                                                                                     =============

                          25 | OPPENHEIMER BOND FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

--------------------------------------------------------------------------------------------------

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$280,131,741 and 28,771,379 shares of beneficial interest outstanding)                       $9.74
Maximum offering price per share (net asset value plus sales charge
of 4.75%of offering price)                                                                  $10.23
--------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value,redemption price (excludes applicable contingent deferred sales charge)and offering price per share (based on net assets of $161,998,462
and 16,646,774 shares of beneficial interest outstanding)                                    $9.73
--------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value,redemption price (excludes applicable contingent deferred sales charge)and offering price per share (based on net assets of $57,049,290
and 5,856,213 shares of beneficial interest outstanding)                                     $9.74
--------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value,redemption price (excludes applicable contingent deferred sales charge)and offering price per share (based on net assets of $2,175,645
and 223,548 shares of beneficial interest outstanding)                                       $9.73
--------------------------------------------------------------------------------------------------
Class Y hares:
Net asset value,redemption price and offering price per share (based on
net assets of $4,067,143 and 418,469 shares of beneficial interest outstanding)              $9.72

See accompanying Notes to Financial Statements.

                          26 | OPPENHEIMER BOND FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2001

--------------------------------------------------------------------------------------------------

Investment Income

Interest                                                                              $ 33,387,137
--------------------------------------------------------------------------------------------------
Dividends                                                                                  464,705
                                                                                      ------------
Total income                                                                            33,851,842

--------------------------------------------------------------------------------------------------
Expenses

Management fees                                                                          2,896,294
--------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                    582,277
Class B                                                                                  1,183,059
Class C                                                                                    367,964
Class N                                                                                      2,413
--------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                    438,127
Class B                                                                                    222,200
Class C                                                                                     68,220
Class N                                                                                      1,293
Class Y                                                                                      3,171
--------------------------------------------------------------------------------------------------
Shareholder reports                                                                        158,718
--------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                 48,088
--------------------------------------------------------------------------------------------------
Trustees' compensation                                                                      16,266
--------------------------------------------------------------------------------------------------
Other                                                                                       40,041
                                                                                      ------------
Total expenses                                                                           6,028,131
Less reduction to custodian expenses                                                       (18,965)
Less voluntary waiver of transfer and shareholder servicing agent
fees--Class Y                                                                                 (537)
                                                                                      ------------
Net expenses                                                                             6,008,629

--------------------------------------------------------------------------------------------------
Net Investment Income                                                                   27,843,213

--------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments (including premiums on options exercised)                                    6,330,904
Closing of futures contracts                                                            (4,592,493)
Closing and expiration of option contracts written                                       2,008,237
Foreign currency transactions                                                              (48,805)
                                                                                      ------------
Net realized gain (loss)                                                                 3,697,843

--------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:

Investments                                                                            (11,624,911)
Translation of assets and liabilities denominated in foreign currencies                     25,999
                                                                                      ------------
Net change                                                                             (11,598,912)
                                                                                      ------------
Net realized and unrealized gain (loss)                                                 (7,901,069)

--------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                  $ 19,942,144
                                                                                      ============

See accompanying Notes to Financial Statements.

                          27 | OPPENHEIMER BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,                                                                  2001              2000
---------------------------------------------------------------------------------------------------------------

Operations
Net investment income (loss)                                                    $  27,843,213     $  22,539,614
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                            3,697,843       (16,099,577)
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                              (11,598,912)       10,311,300
                                                                                -------------------------------
Net increase (decrease) in net assets resulting from operations                    19,942,144        16,751,337

---------------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                                                           (17,585,602)      (15,456,296)
Class B                                                                            (7,889,070)       (5,548,538)
Class C                                                                            (2,470,735)       (1,505,221)
Class N                                                                               (50,649)             --
Class Y                                                                              (180,125)          (31,117)

---------------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from
beneficial interest transactions:

Class A                                                                            81,188,197       (13,836,138)
Class B                                                                            81,353,784        (9,643,604)
Class C                                                                            33,926,102           548,199
Class N                                                                             2,250,053              --
Class Y                                                                             3,288,451           694,579

---------------------------------------------------------------------------------------------------------------
Net Assets

Total increase (decrease)                                                         193,772,550       (28,026,799)
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                               311,649,731       339,676,530
                                                                                -------------------------------
End of period [including undistributed (overdistributed) net
investment income of $(87,221) and $(35,046), respectively]                     $ 505,422,281     $ 311,649,731
                                                                                ===============================

See accompanying Notes to Financial Statements.

                          28 | OPPENHEIMER BOND FUND

FINANCIAL HIGHLIGHTS

Class A      Year Ended December 31,                      2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------

Per Share Operating Data

Net asset value, beginning of period                     $9.79        $9.97       $10.86       $10.97       $10.70
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .73/1/       .73          .71          .71          .77
Net realized and unrealized gain (loss)                   (.05)/1/     (.18)        (.89)        (.11)         .27
                                                         ---------------------------------------------------------
Total income (loss)
from investment operations                                 .68          .55         (.18)         .60         1.04
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.73)        (.73)        (.71)        (.71)        (.77)
                                                         ---------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (.73)        (.73)        (.71)        (.71)        (.77)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $9.74        $9.79        $9.97       $10.86       $10.97
                                                         =========================================================

------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value/2/                       7.05%        5.80%       (1.65)%       5.61%       10.13%

------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)              $280,132     $202,833     $220,502     $246,668     $190,706
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $237,232     $205,883     $251,190     $217,944     $187,458
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                                     7.31%/1/     7.48%        6.88%        6.46%        7.20%
Expenses                                                  1.23%        1.31%        1.24%        1.22%/4/
1.27%/4/
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    162%         255%         238%          67%          51%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                      $ .74
Net realized and unrealized gain (loss)    $(.06)
Net investment income ratio                 7.43%

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                          29 | OPPENHEIMER BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class B      Year Ended December 31,                      2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------

Per Share Operating Data

Net asset value, beginning of period                     $9.79        $9.96       $10.86       $10.97       $10.69
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .65/1/       .66          .63          .62          .69
Net realized and unrealized gain (loss)                   (.05)/1/     (.17)        (.90)        (.10)         .28
                                                         ---------------------------------------------------------
Total income (loss)
from investment operations                                 .60          .49         (.27)         .52          .97
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.66)        (.66)        (.63)        (.63)        (.69)
                                                         ---------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (.66)        (.66)        (.63)        (.63)        (.69)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $9.73        $9.79        $9.96       $10.86       $10.97
                                                         =========================================================

------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value/2/                       6.14%        5.11%       (2.48)%       4.81%        9.41%

------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)              $161,998      $83,637      $94,845      $88,061      $48,255
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $118,521      $83,394      $95,285      $64,330      $41,439
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                                     6.60%/1/     6.71%        6.13%        5.68%        6.42%
Expenses                                                  1.99%        2.07%        1.99%        1.97%/4/
2.02%/4/
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    162%         255%         238%          67%          51%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                      $ .66
Net realized and unrealized gain (loss)    $(.06)
Net investment income ratio                 6.72%

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                          30 | OPPENHEIMER BOND FUND

Class C      Year Ended December 31,                      2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------

Per Share Operating Data

Net asset value, beginning of period                     $9.80        $9.97       $10.87       $10.98       $10.70
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .65/1/       .66          .63          .62          .69
Net realized and unrealized gain (loss)                   (.05)/1/     (.17)        (.90)        (.10)         .28
                                                         ---------------------------------------------------------
Total income (loss)
from investment operations                                 .60          .49         (.27)         .52          .97
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.66)        (.66)        (.63)        (.63)        (.69)
                                                         ---------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (.66)        (.66)        (.63)        (.63)        (.69)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $9.74        $9.80        $9.97       $10.87       $10.98
                                                         =========================================================

------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value/2/                       6.14%        5.11%       (2.47)%       4.81%        9.39%

------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)               $57,049      $24,303      $24,143      $21,796       $9,188
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $36,886      $22,605      $24,218      $15,198       $6,134
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                                     6.65%/1/     6.71%        6.13%        5.66%        6.36%
Expenses                                                  1.98%        2.07%        1.99%        1.96%/4/
2.02%/4/
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    162%         255%         238%          67%          51%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                      $ .66
Net realized and unrealized gain (loss)    $(.06)
Net investment income ratio                 6.77%

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                          31 | OPPENHEIMER BOND FUND

FINANCIAL HIGHLIGHTS Continued

                                                       Class N                                             Class Y
                                                        Period                                                Year
                                                         Ended                                               Ended
                                                      Dec. 31,                                            Dec. 31,
                                                          2001/1/      2001         2000         1999         1998/2/
------------------------------------------------------------------------------------------------------------------

Per Share Operating Data

Net asset value, beginning of period                    $10.02        $9.78        $9.95       $10.86       $10.88
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .61/3/       .76/4/        .85          .76          .49
Net realized and unrealized gain (loss)                   (.29)/3/     (.05)/4/     (.18)        (.91)        (.02)
                                                        ----------------------------------------------------------
Total income (loss) from
investment operations                                      .32          .71          .67         (.15)         .47
------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.61)        (.77)        (.84)        (.76)        (.49)
                                                        ----------------------------------------------------------
Total dividends and/or distributions
to shareholders                                           (.61)        (.77)        (.84)        (.76)        (.49)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $ 9.73       $ 9.72        $9.78       $ 9.95       $10.86
                                                        ==========================================================

------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value5                         3.18%        7.30%        7.13%       (1.37)%       4.40%

------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)                $2,176       $4,067         $877         $186           $1
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $  768       $2,286         $340          $31           $1
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:6
Net investment income                                     7.87%/3/     7.85%/4/     7.92%        7.94%        6.84%
Expenses                                                  1.37%        0.94%        0.83%        0.83%
0.74%/7/
Expenses, net of reduction to custodian
expenses and/or voluntary waiver
of transfer agent fees                                     N/A         0.92%         N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    162%         162%         255%         238%          67%

1. For the period from March 1, 2001 (inception of offering) to December 31,
2001.
2. For the period from April 27,1998 (inception of offering) to December 31,
1998.
3. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                      Change less than $0.005 per share
Net realized and unrealized gain (loss)    Change less than $0.005 per share
Net investment income ratio 7.99%

4. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                      $ .77
Net realized and unrealized gain (loss)    $(.06)
Net investment income ratio                 7.97%

5. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
6. Annualized for periods of less than one full year.
7. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                          32 | OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
1.Significant Accounting Policies

Oppenheimer Bond Fund (the Fund) is a separate fund of Oppenheimer Integrity
Funds, an open-end management investment company registered under the Investment
Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income by investing mainly in debt instruments. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

   The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class
A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans.
Retirement plans that offer Class N shares may impose charges on those accounts.
Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially

                          33 | OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

-------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
fully invested. As of December 31, 2001, the Fund had entered into net outstanding when-issued commitments of $273,484,473.

   In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-
related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.

   Risks to the Fund of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

-------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2001, securities with an aggregate market value of $5,852,675, representing 1.16% of the Fund's net assets, were in default.

-------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

-------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

                          34 | OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of December 31, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

Expiring
----------------------------------
2003                  $   748,553
2004                    1,106,500
2007                   10,208,297
2008                   13,887,954
                      ------------
Total                 $25,951,304
                      ============

During the fiscal year ended December 31, 2001, the Fund utilized $4,380,862 of capital loss carryover to offset capital gains realized in the current fiscal year.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss)
for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2001, amounts have been reclassified to reflect an increase in paid-in capital of $2,663,544, a decrease in undistributed net investment income of $280,793 and an increase in accumulated net realized loss on investments of $2,944,337. Net assets of the Fund were unaffected by the reclassifications.

                          35 | OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
 1.Significant Accounting Policies Continued

 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Noncash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The Fund elected to begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a
 $331,883 decrease to cost of securities and a corresponding $331,883 decrease in net unrealized depreciation, based on securities held as of December 31,
 2000. For the year ended December 31, 2001, interest income decreased by
 $489,625, net realized gain on investments decreased by $220,994, and the change in net unrealized depreciation on investments decreased by $710,619.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                          36 | OPPENHEIMER BOND FUND

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                Year Ended December 31, 2001/1/      Year Ended December 31, 2000
                                    Shares            Amount             Shares            Amount
----------------------------------------------------------------------------------------------------

Class A
Sold                            16,363,435      $163,919,591          5,364,030      $ 52,505,691
Dividends and/or
distributions reinvested         1,295,039        12,926,638          1,143,508        11,181,770
Redeemed                        (9,595,307)      (95,658,032)        (7,922,476)      (77,523,599)
                               ---------------------------------------------------------------------
Net increase (decrease)          8,063,167      $ 81,188,197         (1,414,938)     $(13,836,138)
                               =====================================================================

----------------------------------------------------------------------------------------------------
Class B
Sold                            11,714,972      $117,368,490          2,480,901      $ 24,274,682
Dividends and/or
distributions reinvested           543,150         5,415,992            393,278         3,845,596
Redeemed                        (4,154,269)      (41,430,698)        (3,851,482)      (37,763,882)
                               ---------------------------------------------------------------------
Net increase (decrease)          8,103,853      $ 81,353,784           (977,303)     $ (9,643,604)
                               =====================================================================

----------------------------------------------------------------------------------------------------
Class C
Sold                             4,852,582      $ 48,669,011          1,110,309      $ 10,840,387
Dividends and/or
distributions reinvested           166,771         1,663,973            102,745         1,005,571
Redeemed                        (1,643,106)      (16,406,882)        (1,154,175)      (11,297,759)
                               ---------------------------------------------------------------------
Net increase (decrease)          3,376,247      $ 33,926,102             58,879      $    548,199
                               =====================================================================

----------------------------------------------------------------------------------------------------
Class N
Sold                               232,768      $  2,343,541                 --      $         --
Dividends and/or
distributions reinvested             5,140            50,529                 --                --
Redeemed                           (14,360)         (144,017)                --                --
                               ---------------------------------------------------------------------
Net increase (decrease)            223,548      $  2,250,053                 --      $         --
                               =====================================================================

----------------------------------------------------------------------------------------------------
Class Y
Sold                               376,114      $  3,760,382             99,175      $    970,113
Dividends and/or
distributions reinvested             1,285            12,769                 --                --
Redeemed                           (48,603)         (484,700)           (28,221)         (275,534)
                               ---------------------------------------------------------------------
Net increase (decrease)            328,796      $  3,288,451             70,954      $    694,579
                               =====================================================================

1. For the year ended December 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to December 31, 2001, for
Class N shares.

                          37 | OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2001, were
$1,070,280,490 and $868,751,966, respectively.
     As of December 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $791,674,153 was:

           Gross unrealized appreciation              $13,956,275
           Gross unrealized depreciation              (34,624,309)
                                                    -------------
           Net unrealized appreciation               $(20,668,034)
                                                    =============

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended December
31, 2001, was an annualized rate of 0.73%.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS an agreed upon per account fee. Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.25% per annum of Class Y shares, effective January 1, 2001, and for all other classes, 0.35% per annum, effective October 1, 2001. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement
with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

                          38 | OPPENHEIMER BOND FUND

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       Aggregate         Class A      Concessions      Concessions      Concessions      Concessions
                 Front-End Sales       Front-End       on Class A       on Class B       on Class C       on Class N
                      Charges on   Sales Charges           Shares           Shares           Shares           Shares
                         Class A     Retained by      Advanced by      Advanced by      Advanced by      Advanced by
Year Ended                Shares     Distributor   Distributor/1/   Distributor/1/   Distributor/1/   Distributor/1/
----------------------------------------------------------------------------------------------------------------------

December
31, 2001              $1,391,486        $501,793         $156,331       $2,403,539         $286,901          $20,421

1. The Distributor advances concession payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                  Class A Contingent    Class B Contingent    Class C Contingent    Class N Contingent
                      Deferred Sales        Deferred Sales        Deferred Sales        Deferred Sales
                    Charges Retained      Charges Retained      Charges Retained      Charges Retained
Year Ended            by Distributor        by Distributor        by Distributor        by Distributor
--------------------------------------------------------------------------------------------------------

December
31, 2001                     $26,759              $285,551               $13,163                   $45

The Fund has adopted a Service Plan for Class A shares and Distribution and
Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the
Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended December 31, 2001, payments under the Class A plan totaled $582,277, all of which were paid by the Distributor to recipients, and included $110,787 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the
Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The
Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class
C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected

                          39 | OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued
on redeemed shares and asset-based sales charges from the Fund under the plans.
If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

     Distribution fees paid to the Distributor for the year ended December 31,
2001, were as follows:

                                                                               Distributor's
                                                              Distributor's        Aggregate
                                                                  Aggregate     Unreimbursed
                                      Total         Amount     Unreimbursed    Expenses as %
                                   Payments    Retained by         Expenses    of Net Assets
                                 Under Plan    Distributor       Under Plan         of Class
---------------------------------------------------------------------------------------------

Class B Plan                     $1,183,059       $965,705       $5,048,135             3.12%
Class C Plan                        367,964        135,995          939,972             1.65
Class N Plan                          2,413          2,413           44,095             2.03

--------------------------------------------------------------------------------
5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of
Assets and Liabilities as a receivable or payable and in the Statement of
Operations with the change in unrealized appreciation or depreciation.
     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

--------------------------------------------------------------------------------
6. Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
     The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures

                          40 | OPPENHEIMER BOND FUND

contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

     As of December 31, 2001, the Fund had outstanding futures contracts as follows:

                                                                                    Unrealized
                            Expiration         Number of     Valuation as of      Appreciation
Contract Description             Dates         Contracts   December 31, 2001    (Depreciation)
------------------------------------------------------------------------------------------------

Contracts to Purchase
U.S. Long Bond                 3/19/02               925         $93,916,406         $(525,978)
U.S. Treasury Nts., 5 yr.      3/19/02               400          42,331,250           293,750
U.S. Treasury Nts., 10 yr.     3/19/02               201          21,133,266           322,218
                                                                                     -----------
                                                                                     $  89,990
                                                                                     ===========

--------------------------------------------------------------------------------
7. Option Activity

     The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
     Securities designated to cover outstanding call options are noted in the
Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments.

                          41 | OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
7. Option Activity Continued

     Options written are reported as a liability in the Statement of Assets and
Liabilities. Realized gains and losses are reported in the Statement of
Operations.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

     Written option activity for the year ended December 31, 2001, was as follows:

                                                    Call Options                            Put Options
                              ----------------------------------------------------------------------------
                              Principal (000s)/                      Principal (000s)/
                                      Number of        Amount of             Number of        Amount of
                                      Contracts         Premiums             Contracts         Premiums
----------------------------------------------------------------------------------------------------------

Options outstanding as of
December 31, 2000                            --      $        --                   --       $        --
Options written                         136,601        2,230,802                5,544         1,794,999
Options closed or expired              (136,201)      (2,095,302)              (4,594)       (1,625,843)
Options exercised                          (400)        (135,500)                (950)         (169,156)
                              ----------------------------------------------------------------------------
Options outstanding as of
December 31, 2001                            --      $        --                   --       $        --
                              ============================================================================

--------------------------------------------------------------------------------
8. Illiquid or Restricted Securities

As of December 31, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 2001, was $39,002,135, which represents 7.72% of the Fund's net assets, of which $1,214 is considered restricted. Information concerning restricted securities is as follows:

                                                                                               Unrealized
                                            Acquisition                 Valuation as of      Appreciation
Security                                          Dates        Cost    December 31, 2001    (Depreciation)
-----------------------------------------------------------------------------------------------------------

Stocks and/or Warrants
Geotek Communications, Inc.,
Series B (Escrowed)                              1/4/01      $  100              $   --            $(100)
Real Time Data Co. Wts., Exp. 5/31/04           6/30/99       1,214               1,214               --

                          42 | OPPENHEIMER BOND FUND

--------------------------------------------------------------------------------
9. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively.
Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08%
per annum.
     The Fund had no borrowings outstanding during the year ended or at December
31, 2001.

                          43 | OPPENHEIMER BOND FUND

                                                              Appendix A

                                                          RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the  nationally-recognized  rating agencies listed below. Those ratings represent the opinion of the agency as to the credit  quality of issues that they rate.  The  summaries  below are based upon  publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM (TAXABLE) BOND RATINGS

Aaa: Bonds rated "Aaa" are judged to be the best quality.  They carry the smallest  degree of investment  risk.  Interest  payments are protected by a large or by an exceptionally  stable margin and principal is secure.  While the various  protective  elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa:  Bonds  rated "Aa" are judged to be of high  quality by all  standards.  Together  with the "Aaa"  group,  they  comprise  what are generally  known as high-grade  bonds.  They are rated lower than the best bonds because  margins of protection  may not be as large as with "Aaa"  securities or fluctuation of protective  elements may be of greater  amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds rated "A" possess many favorable  investment  attributes and are to be considered as upper-medium grade  obligations.  Factors giving  security to principal  and interest are  considered  adequate but elements may be present  which  suggest a  susceptibility  to impairment some time in the future.

Baa:  Bonds rated "Baa" are  considered  medium-grade  obligations;  that is, they are neither  highly  protected  nor poorly  secured.
Interest  payments and principal  security  appear  adequate for the present but certain  protective  elements may be lacking or may be characteristically  unreliable  over any great  length  of time.  Such  bonds  lack  outstanding  investment  characteristics  and have speculative characteristics as well.

Ba: Bonds rated "Ba" are judged to have  speculative  elements.  Their future cannot be considered  well-assured.  Often the protection of interest and  principal  payments  may be very  moderate  and thereby not well  safeguarded  during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B: Bonds rated "B" generally  lack  characteristics  of the desirable  investment.  Assurance of interest and principal  payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated "Caa" are of poor standing.  Such issues may be in default or there may be present  elements of danger with respect to principal or interest.

Ca: Bonds rated "Ca"  represent  obligations  which are  speculative  in a high degree.  Such issues are often in default or have other marked shortcomings.

C: Bonds rated "C" are the lowest class of rated bonds and can be regarded as having  extremely  poor  prospects of ever  attaining any real investment standing.

Con.  (...):  Bonds  for which the  security  depends  on the  completion  of some act or the  fulfillment  of some  condition  are rated conditionally.  These bonds are secured by (a)  earnings  of  projects  under  construction,  (b)  earnings of projects  unseasoned  in operating  experience,  (c) rentals that begin when  facilities are completed,  or (d) payments to which some other limiting  condition attaches.  The parenthetical  rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

Moody's  applies  numerical  modifiers  1, 2, and 3 in each generic  rating  classification  from "Aa" through  "Caa." The modifier "1"
indicates that the obligation ranks in the higher end of its generic rating category;  the modifier "2" indicates a mid-range  ranking;
and the modifier "3" indicates a ranking in the lower end of that generic rating  category.  Advanced  refunded issues that are secured by certain assets are identified with a # symbol.

Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to honor senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2:  Issuer has a strong ability for repayment of senior short-term debt obligations.  Earnings trends and coverage ratios,  while sound,  may be more  subject to  variation.  Capitalization  characteristics,  while  appropriate,  may be more  affected  by  external conditions. Ample alternate liquidity is maintained.

Prime-3:  Issuer has an acceptable ability for repayment of senior short-term obligations.  The effect of industry  characteristics and market  compositions  may be more  pronounced.  Variability  in earnings and  profitability  may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's")

LONG-TERM CREDIT RATINGS

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's  capacity to meet its financial  commitment on the obligation is extremely strong.

AA:  Bonds  rated "AA"  differ  from the  highest  rated bonds only in small  degree.  The  obligor's  capacity  to meet its  financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more  susceptible  to the adverse  effects of changes in  circumstances  and economic  conditions  than obligations in higher-rated  categories.  However,  the obligor's capacity to meet its financial  commitment on the obligation is still strong.

BBB: Bonds rated "BBB" exhibit adequate  protection  parameters.  However,  adverse economic  conditions or changing  circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant  speculative  characteristics.  `BB' indicates the least degree of speculation and `C' the highest.  While such obligations will likely have some quality and protective  characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated "BB" are less vulnerable to nonpayment than other speculative issues.  However,  they face major ongoing  uncertainties or exposure to adverse business,  financial,  or economic conditions which could lead to the obligor's  inadequate capacity to meet its financial commitment on the obligation.

B: Bonds rated "B" are more  vulnerable to  nonpayment  than bonds rated "BB",  but the obligor  currently has the capacity to meet its financial commitment on the obligation.  Adverse business,  financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Bonds rated "CCC" are currently  vulnerable to nonpayment,  and are dependent upon  favorable  business,  financial,  and economic conditions  for the obligor to meet its  financial  commitment  on the  obligation.  In the event of adverse  business,  financial,  or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: Bonds rated "CC" are currently highly vulnerable to nonpayment.

C: Subordinated  debt or preferred stock  obligations  rated "C" are currently highly  vulnerable to nonpayment.  The "C" rating may be used to cover a situation  where a bankruptcy  petition has been filed or similar  action taken,  but payments on this  obligation  are being continued.  A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments,  but that is currently paying.

D: Bonds rated "D" are in payment  default.  The "D" rating  category is used when payments on an  obligation  are not made on the date due even if the  applicable  grace period has not expired,  unless  Standard & Poor's  believes  that such payments will be made during such grace  period.  The "D" rating also will be used upon the filing of a  bankruptcy  petition  or the taking of a similar  action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the  addition of a plus (+) or minus (-) sign to show  relative  standing  within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

SHORT-TERM ISSUE CREDIT RATINGS

A-1: A  short-term  bond rated  "A-1" is rated in the  highest  category  by  Standard & Poor's.  The  obligor's  capacity  to meet its financial commitment on the obligation is strong.  Within this category,  certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A  short-term  bond rated "A-2" is somewhat  more  susceptible  to the adverse  effects of changes in  circumstances  and economic conditions  than  obligations in higher rating  categories.  However,  the obligor's  capacity to meet its financial  commitment on the obligation is satisfactory.

A-3: A  short-term  bond rated "A-3"  exhibits  adequate  protection  parameters.  However,  adverse  economic  conditions  or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term bond rated "B" is regarded as having significant  speculative  characteristics.  The obligor currently has the capacity to meet its financial  commitment on the obligation;  however,  it faces major ongoing  uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term  bond rated "C" is currently  vulnerable  to  nonpayment  and is dependent  upon  favorable  business,  financial,  and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term  bond rated "D" is in payment  default.  The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable  grace period has not expired,  unless  Standard & Poor's  believes that such payments will be made during such grace period.  The "D" rating also will be used upon the filing of a bankruptcy  petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch, Inc.

INTERNATIONAL LONG-TERM CREDIT RATINGS

Investment Grade:

AAA:  Highest  Credit  Quality.  "AAA"  ratings  denote the lowest  expectation  of credit risk.  They are assigned only in the case of exceptionally  strong capacity for timely payment of financial  commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit  Quality.  "AA" ratings  denote a very low  expectation of credit risk.  They indicate a very strong  capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality.  "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial  commitments is considered strong.  This capacity may,  nevertheless,  be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit  Quality.  "BBB" ratings  indicate that there is currently a low  expectation  of credit risk. The capacity for timely payment of financial  commitments is considered  adequate,  but adverse changes in  circumstances  and in economic  conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB:  Speculative.  "BB" ratings indicate that there is a possibility of credit risk  developing,  particularly as the result of adverse economic change over time.  However,  business or financial  alternatives  may be available to allow  financial  commitments to be met.
Securities rated in this category are not investment grade.

B:  Highly  Speculative.  "B" ratings  indicate  that  significant  credit risk is  present,  but a limited  margin of safety  remains.
Financial  commitments  are currently being met.  However,  capacity for continued  payment is contingent  upon a sustained,  favorable business and economic environment.

CCC, CC C: High  Default  Risk.  Default is a real  possibility.  Capacity for meeting  financial  commitments  is solely  reliant upon sustained,  favorable  business or economic  developments.  A "CC" rating  indicates  that default of some kind appears  probable.  "C"
ratings signal imminent default.

DDD, DD, and D:  Default.  The ratings of  obligations  in this category are based on their  prospects  for  achieving  partial or full recovery in a  reorganization  or  liquidation of the obligor.  While expected  recovery  values are highly  speculative  and cannot be estimated with any precision,  the following serve as general  guidelines.  "DDD"  obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  "DD" indicates potential  recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have  defaulted on some or all of their  obligations.  Entities  rated "DDD" have the highest  prospect for resumption of performance or continued operation with or without a formal reorganization  process.  Entities rated "DD" and "D" are generally undergoing a formal  reorganization or liquidation process;  those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating  symbol to denote  relative  status within the major rating  categories.  Plus and minus signs are not added to the "AAA"  category or to  categories  below  "CCC," nor to  short-term  ratings  other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1:  Highest  credit  quality.  Strongest  capacity for timely  payment of financial  commitments.  May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit  quality.  A  satisfactory  capacity for timely  payment of financial  commitments,  but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality.  Capacity for timely payment of financial  commitments is adequate.  However,  near-term adverse changes could result in a reduction to non-investment grade.

B:  Speculative.  Minimal capacity for timely payment of financial  commitments,  plus  vulnerability  to near-term  adverse changes in financial and economic conditions.

C:  High  default  risk.  Default  is a real  possibility.  Capacity  for  meeting  financial  commitments  is  solely  reliant  upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.

--------
1 Messrs. Bowen, Cameron, Marshall and Murphy are not Directors of Panorama Series Fund, Inc. Messrs. Armstrong, Bowen, Cameron,
Fossel and Marshall are not Managing General Partners of Centennial America Fund, L.P. Mr. Murphy is not a Trustee or Managing
General Partner of any of the Centennial trusts.
2 The address of each Trustee is 6803 S. Tucson Way, Englewood, CO 80112-3924.
3 Each Trustee serves for an indefinite term, until his resignation, death or removal.
4 The address of Mr. Murphy is 498 Seventh Avenue, New York, NY 10018.
5 Mr. Murphy serves for an indefinite term, until his resignation, death or removal.
6 Includes shares owned by Mr. Murphy in other Oppenheimer Funds for which he serves as director or trustee.
7 The address of each Officer is 498 Seventh Avenue, New York, NY 10018 except for Mr. Wixted and Ms. Ives, whose address is 6803 S.
Tucson Way, Englewood, CO 80112-3924.
8 Each Officer serves for an annual term or until his or her earlier resignation, death or removal.
9.  The term "Independent Trustees" used in reference to plans adopted under Rule 12b-1 of the Investment Company Act means those
Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
1 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.
3 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
4 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in
(or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and
403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
5 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more
Oppenheimer funds held by the Plan for more than one year.
6 This provision does not apply to IRAs.
7 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.
8 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
9 This provision does not apply to IRAs.
10 This provision does not apply to loans from 403(b)(7) custodial plans.
11 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

                                                              Appendix B

                                                       Industry Classifications

Aerospace & Defense                                     Household Durables
Air Freight & Couriers                                  Household Products
Airlines                                                    Industrial Conglomerates
Auto Components                                             Insurance
Automobiles                                                 Internet & Catalog Retail
Banks                                                       Internet Software & Services
Beverages                                                   Information Technology Consulting & Services
Biotechnology                                               Leisure Equipment & Products
Building Products                                           Machinery
Chemicals                                                   Marine
Commercial Services & Supplies                          Media
Communications Equipment                                    Metals & Mining
Computers & Peripherals                                 Multiline Retail
Construction & Engineering                              Multi-Utilities
Construction Materials                                      Office Electronics
Containers & Packaging                                  Oil & Gas
Distributors                                                Paper & Forest Products
Diversified Financials                                      Personal Products
Diversified Telecommunication Services                      Pharmaceuticals
Electric Utilities                                          Real Estate
Electrical Equipment                                        Road & Rail
Electronic Equipment & Instruments                      Semiconductor Equipment & Products
Energy Equipment & Services                             Software
Food & Drug Retailing                                   Specialty Retail
Food Products                                               Textiles & Apparel
Gas Utilities                                               Tobacco
Health Care Equipment & Supplies                        Trading Companies & Distributors
Health Care Providers & Services                        Transportation Infrastructure
Hotels Restaurants & Leisure                            Water Utilities
                                                            Wireless Telecommunication Services

                                                              Appendix C

                                    OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2  That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the
applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
              1)  plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
              2)  non-qualified deferred compensation plans,
              3)  employee benefit plans3
              4)  Group Retirement Plans4
              5)  403(b)(7) custodial plan accounts
              6)  Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular
Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.

                              Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
---------------------------------------------------------------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A
Contingent Deferred Sales Charge (unless a waiver applies).

         There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below.
However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption).
Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the
Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."5 This waiver provision applies to:
|_|      Purchases of Class A shares aggregating $1 million or more.
|_|      Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial
              Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|      Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
              1)  through a broker, dealer, bank or registered investment adviser that has made special arrangements with the
                  Distributor for those purchases, or
              2)  by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|      Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
              1)  The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill
                  Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments").
              2)  The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
              3)  The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
|_|      Purchases by a Retirement  Plan whose  record  keeper had a  cost-allocation  agreement  with the Transfer  Agent on or before
              March 1, 2001.
II.

                                         Waivers of Class A Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------------------------------------------------------------

A.   Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the
Distributor on such purchases):
|_|      The Manager or its affiliates.
|_|      Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|      Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|      Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|      Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the
              Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|      Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|      Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|      "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|      Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the
              Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|      Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|      Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|      A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|      Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|-|

         Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the
              Distributor for those purchases.
|_|      A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C
              TRAC-2000 program on November 24, 1995.
|_|      A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former
              Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B.   Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the
Distributor on such purchases):
|_|      Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|      Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds
              (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|      Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_|      Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
|_|      Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C.   Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|      To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|      Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to
              "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_|      For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
              1)  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
              2)  To return excess contributions.
              3)  To return contributions made due to a mistake of fact.
              4)  Hardship withdrawals, as defined in the plan.6
              5)  Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
              6)  To meet the minimum distribution requirements of the Internal Revenue Code.
              7)  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
              8)  For loans to participants or beneficiaries.
              9)  Separation from service.7
              10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
              11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an
                  OppenheimerFunds-sponsored IRA.
|_|      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the
              Distributor allowing this waiver.
|_|      For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|      For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.                               Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.   Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|      Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
|_|      Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|      Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill
              Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|      Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|      Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of
              $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds.
|_|      Distributions8 from Retirement Plans or other employee benefit plans for any of the following purposes:
              1)  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
              2)  To return excess contributions made to a participant's account.
              3)  To return contributions made due to a mistake of fact.
              4)  To make hardship withdrawals, as defined in the plan.9
              5)  To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
              6)  To meet the minimum distribution requirements of the Internal Revenue Code.
              7)  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
              8)  For loans to participants or beneficiaries.10
              9)  On account of the participant's separation from service.11
              10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
              11) Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
              12) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age
                  59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
              13) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
              14) For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement
              Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.   Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|      Shares sold to the Manager or its affiliates.
|_|      Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|      Shares issued in plans of reorganization to which the Fund is a party.
|_|      Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.

 Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds
---------------------------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the
Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.  To be eligible, those persons must have been shareholders on November 24,
1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
     Oppenheimer Quest Value Fund, Inc.              Oppenheimer Small Cap Value Fund
     Oppenheimer Quest Balanced Value Fund           Oppenheimer Quest Global Value Fund, Inc.
     Oppenheimer Quest Opportunity Value Fund

         These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various
Oppenheimer funds on November 24, 1995:

     Quest for Value U.S. Government Income Fund              Quest for Value New York Tax-Exempt Fund
     Quest for Value Investment Quality Income Fund           Quest for Value National Tax-Exempt Fund
     Quest for Value Global Income Fund                       Quest for Value California Tax-Exempt Fund

         All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_|      acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for
              Value Funds, or
|_|      purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.   Reductions or Waivers of Class A Sales Charges.

|X|      Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that
Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC
Distributors prior to November 24, 1995.

-------------------------------- ---------------------------- --------------------------------- ---------------------
Number of Eligible Employees     Initial Sales Charge as a    Initial Sales Charge as a % of    Concession as % of
or Members                       % of Offering Price          Net Amount Invested               Offering Price
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
9 or Fewer                                  2.50%                          2.56%                       2.00%
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
At least  10 but not more  than             2.00%                          2.04%                       1.60%
49
-------------------------------- ---------------------------- --------------------------------- ---------------------

---------------------------------------------------------------------------------------------------------------------------------------
         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's
Prospectus.

         Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

|X|      Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o        Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the
              Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o        Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|      Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for
Value Fund:

         Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of
1974 and regulations adopted under that law.

B.   Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|      Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o        withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o        liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|      Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an
Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o        redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
o        withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o        liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

         A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same
Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.
V.        Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
                                                        Investment Accounts, Inc.
-----------------------------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective
Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
     Oppenheimer U. S. Government Trust,
     Oppenheimer Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former
Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut
Mutual Funds:
     Connecticut Mutual Liquid Account      Connecticut Mutual Total Return Account
     Connecticut Mutual Government Securities Account            CMIA LifeSpan Capital Appreciation Account
     Connecticut Mutual Income Account      CMIA LifeSpan Balanced Account
     Connecticut Mutual Growth Account      CMIA Diversified Income Account

A.   Prior Class A CDSC and Class A Sales Charge Waivers.

|X|      Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

         Those shareholders who are eligible for the prior Class A CDSC are:
              1)  persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to
                  March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
              2)  persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

         Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X|      Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
              1)  any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut
                  Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of
                  Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
              2)  any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
              3)  Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
              4)  employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
              5)  one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
              6)  an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the
                  Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

         Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut
Mutual Funds described above.

         Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.   Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or
Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former
Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18,
1996:
     1)  by the estate of a deceased shareholder;
     2)  upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
     3)  for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections
         401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
     4)  as tax-free returns of excess contributions to such retirement or employee benefit plans;
     5)  in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
     6)  in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
     7)  in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
     8)  in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
     9)  as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of
         Incorporation, or as adopted by the Board of Directors of the Fund.
VI.                           Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.
---------------------------------------------------------------------------------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer
Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance
America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30,
1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.                     Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund
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Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|      the Manager and its affiliates,
|_|      present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's
              Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|      registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|      dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|      employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|      dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_|      dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Bond Fund

Internet Web Site:
         WWW.OPPENHEIMERFUNDS.COM
         ------------------------

Investment Advisor
         OppenheimerFunds, Inc.
         498 Seventh Avenue
         New York, New York 10018

Distributor
         OppenheimerFunds Distributor, Inc.
         498 Seventh Avenue
         New York, New York 10018

Transfer Agent
         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1-800-525-7048

Custodian Bank
         The Bank of New York
         23 William Street
         New York, New York 10286

Independent Auditors
         Deloitte & Touche LLP
         555 Seventeenth Street
         Denver, Colorado 80202

Legal Counsel
         Myer, Swanson, Adams & Wolf, P.C.
         1600 Broadway
         Denver, Colorado 80202

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